As filed with the SEC on ____________________________.
                                                     Registration No.  333-94115

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        Post-Effective Amendment No. 3 to


                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                            PRUCO LIFE OF NEW JERSEY
                          VARIABLE APPRECIABLE ACCOUNT
                              (Exact Name of Trust)

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                               (Name of Depositor)

                              213 Washington Street
                          Newark, New Jersey 07102-2992
                                 (800) 286-7754
          (Address and telephone number of principal executive offices)

                                Thomas C. Castano
                               Assistant Secretary
                   Pruco Life Insurance Company of New Jersey
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                     (Name and address of agent for service)

                                    Copy to:
                                Jeffrey C. Martin
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036


It is proposed that this filing will become effective (check appropriate space):

     [_]  immediately upon filing pursuant to paragraph (b) of Rule 485


     [X]  on May 1, 2002 pursuant to paragraph (b) of Rule 485
             -----------
                (date)


     [_]  60 days after filing pursuant to paragraph (a) of Rule 485

     [_]  on             pursuant to paragraph (a) of Rule 485 (date)
             -----------
                (date)

                              CROSS REFERENCE SHEET
                           (as required by Form N-B-2)

N-B-2 Item Number        Location
-----------------        --------

       1.                Cover Page

       2.                Cover Page

       3.                Not Applicable

       4.                Sale of the Contracts and Sales Commissions

       5.                Pruco Life of New Jersey Variable Appreciable Account

       6.                Pruco Life of New Jersey Variable Appreciable Account

       7.                Not Applicable

       8.                Not Applicable

       9.                Litigation and Regulatory Proceedings

       10. Introduction and Summary; Voting Rights; Charges and Expenses; Short-Term Cancellation Right or "Free Look"; Types of Death Benefit; Changing the Type of Death Benefit; Premiums; Allocation of Premiums; Transfers; Dollar Cost Averaging; Auto-Rebalancing; How a Contract's Surrender Value Will Vary; How a Type A (Fixed) Contract's Death Benefit Will Vary; How a Type B (Variable) Contract's Death Benefit Will Vary; Cash Surrender of a Contract; Withdrawals; Decreases in Basic Insurance Amount; When Proceeds are Paid; Contract Loans; Lapse and Reinstatement; Other General Contract Provisions; Riders; Substitution of Fund Shares

       11. Introduction and Summary; Pruco Life of New Jersey Variable Appreciable Account

       12. Cover Page; Introduction and Summary; The Funds; Sale of the Contract and Sales Commissions

       13.               Introduction  and  Summary;   The  Funds;  Charges  and
                         Expenses; Premiums; Allocation of Premiums; Sale of the Contract and Sales Commissions

       14. Introduction and Summary; Detailed Information for Prospective Contract Owners

       15.               Introduction  and  Summary;  Premiums;   Allocation  of
                         Premiums;    Transfers;    Dollar    Cost    Averaging;
                         Auto-Rebalancing

       16.               Introduction  and  Summary;  Detailed  Information  for
                         Contract Owners

       17.               When Proceeds are Paid

N-B-2 Item Number        Location
-----------------        --------

       18.               Pruco Life of New Jersey Variable Appreciable Account

       19.               Reports to Contract Owners

       20.               Not Applicable

       21.               Contract Loans

       22.               Not Applicable

       23.               Not Applicable

       24.               Other General Contract Provisions

       25.               Pruco Life Insurance Company of New Jersey

       26.               Introduction  and  Summary;   The  Funds;  Charges  and
                         Expenses

       27.               Pruco Life Insurance Company of New Jersey; The Funds

       28. Pruco Life Insurance Company of New Jersey; Directors and Officers

       29.               Pruco Life Insurance Company of New Jersey

       30.               Not Applicable

       31.               Not Applicable

       32.               Not Applicable

       33.               Not Applicable

       34.               Not Applicable

       35.               Pruco Life Insurance Company of New Jersey

       36.               Not Applicable

       37.               Not Applicable

       38.               Sale of the Contract and Sales Commissions

       39.               Sale of the Contract and Sales Commissions

       40.               Not Applicable

       41.               Sale of the Contract and Sales Commissions

       42.               Not Applicable

       43.               Not Applicable

N-B-2 Item Number        Location
-----------------        --------

       44. Introduction and Summary; The Funds; How a Contract's Cash Surrender Value Will Vary; How a Type A (Fixed) Contract's Death Benefit Will Vary; How a Type B (Variable) Contract's Death Benefit Will Vary;

       45.               Not Applicable

       46. Introduction and Summary; Pruco Life of New Jersey Variable Appreciable Account; The Funds

       47.               Pruco Life of New Jersey Variable  Appreciable Account;
                         The Funds

       48.               Not Applicable

       49.               Not Applicable

       50.               Not Applicable

       51.               Not Applicable

       52.               Substitution of Fund Shares

       53.               Tax Treatment of Contract Benefits

       54.               Not Applicable

       55.               Not Applicable

       56.               Not Applicable

       57.               Not Applicable

       58.               Not Applicable

       59. Financial Statements: Financial Statements of the Pruco Life of New Jersey Variable Appreciable Account; Financial Statements of Pruco Life Insurance Company of New Jersey

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS


May 1, 2002


PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
SURVIVORSHIP VARIABLE UNIVERSAL LIFE

This prospectus describes an individual flexible premium survivorship variable universal life insurance contract (the "Contract"), offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey," "us," "we," or "our"). Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America. The Contract provides life insurance coverage on two insureds with a death benefit payable on the second death.

Investment Choices

Survivorship Variable Universal Life offers a wide variety of investment choices, including 36 variable investment options that invest in mutual funds managed by these leading asset managers:


o    Prudential Investments LLC


o    A I M Advisors, Inc.

o    American Century Investment Management, Inc.

o    Franklin Advisers, Inc.


o    Janus Capital Management LLC


o    MFS Investment Management"

o    T. Rowe Price International, Inc.

For a complete list of the 36 available variable investment options and their investment objectives, see The Funds, page 8.

You may also choose to invest your Contract's premiums and its earnings in the fixed-rate option which pays a guaranteed interest rate. See The Fixed-Rate Option, page 13.

This prospectus describes the Contract generally and the Pruco Life of New Jersey Variable Appreciable Account (the "Account"). The attached prospectuses for the Funds, and their related statements of additional information describe the investment objectives and the risks of investing in the Fund portfolios. Pruco Life of New Jersey may add additional investment options in the future. Please read this prospectus and keep it for future reference.

The  Securities   and  Exchange   Commission   ("SEC")   maintains  a  Web  site
(http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The Contract may be purchased through registered representatives located in banks and other financial institutions. An investment in the Contract is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency and may lose value. An investment is also not a condition to the provision or term of any banking service or activity. The participating bank is not a registered broker-dealer and is not affiliated with Pruco Securities Corporation.

                   Pruco Life Insurance Company of New Jersey
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 782-5356

                               PROSPECTUS CONTENTS
                                                                            Page

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS...........................1

INTRODUCTION AND SUMMARY.......................................................2
   Brief Description of the Contract...........................................2
   Charges.....................................................................2
   Types of Death Benefit......................................................5
   Premium Payments............................................................6
   Refund......................................................................6

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS
AVAILABLE UNDER THE CONTRACT...................................................7
   Pruco Life Insurance Company of New Jersey..................................7
   The Pruco Life of New Jersey Variable Appreciable Account...................7
   The Funds...................................................................8
   Voting Rights..............................................................13
   The Fixed-Rate Option......................................................13
   Which Investment Option Should Be Selected?................................14

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS..........................14
   Charges and Expenses.......................................................14
   Requirements for Issuance of a Contract....................................19
   Short-Term Cancellation Right or "Free-Look"...............................19
   Types of Death Benefit.....................................................19
   Changing the Type of Death Benefit.........................................20
   Contract Date..............................................................21
   Premiums...................................................................21
   Allocation of Premiums.....................................................22
   Death Benefit Guarantee....................................................23
   Transfers..................................................................24
   Dollar Cost Averaging......................................................25
   Auto-Rebalancing...........................................................25
   How a Contract's Cash Surrender Value Will Vary............................26
   How a Type A (Fixed) Contract's Death Benefit Will Vary....................26
   How a Type B  (Variable)  Contract's  Death  Benefit Will
   Vary.......................................................................27
   Surrender of a Contract....................................................28
   Withdrawals................................................................29
   Decreases in Basic Insurance Amount........................................29
   When Proceeds Are Paid.....................................................30
   Illustrations of Cash Surrender  Values,  Death Benefits,
   and Accumulated Premiums...................................................30
   Contract Loans.............................................................32
   Sale of the Contract and Sales Commissions.................................33
   Tax Treatment of Contract Benefits.........................................33
   Lapse and Reinstatement....................................................36
   Legal  Considerations  Relating to Sex-Distinct  Premiums
   and Benefits...............................................................36
   Other General Contract Provisions..........................................36
   Riders.....................................................................37
   Substitution of Fund Shares................................................37
   Reports to Contract Owners.................................................38
   State Regulation...........................................................38
   Experts....................................................................38
   Litigation and Regulatory Proceedings......................................38

   Additional Information.....................................................39
   Financial Statements.......................................................39

DIRECTORS AND OFFICERS........................................................40

FINANCIAL STATEMENTS OF THE PRUCO LIFE OF NEW JERSEY
VARIABLE APPRECIABLE ACCOUNT..................................................A1

FINANCIAL STATEMENTS  OF PRUCO LIFE INSURANCE COMPANY OF NEW
JERSEY........................................................................B1

              DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS


accumulated net payments -- The actual premium payments you make accumulated at an effective annual rate of 4%, less any withdrawals you make, accumulated at an effective annual rate of 4%.

attained age -- An insured's age on the Contract date plus the number of years since then.


basic insurance amount -- The amount of life insurance as shown in the Contract, not including riders. Also referred to as "face amount."


cash value -- An amount equal to the Contract Fund minus surrender charges.

cash surrender value -- The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and minus surrender charges. Also referred to in the Contract as Net Cash Value.

Contract -- The Pruco Life of New Jersey Survivorship Variable Universal Life policy described in this prospectus.

Contract anniversary -- The same date as the Contract date in each later year.

Contract date -- The date the Contract is effective, as specified in the Contract.

Contract debt -- The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund -- The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the variable investment options and the fixed-rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract month -- A month that starts on the Monthly date.

Contract owner[s] -- You. Unless a different owner is named in the application, the owners of the Contract are the insureds jointly or the survivor of them. If the Contract is owned jointly, the exercise of rights under the Contract must be made by both jointly.

Contract year -- A year that starts on the Contract date or on a Contract anniversary.

death benefit -- If the Contract is not in default, this is the amount we will pay upon the second death of two insureds, assuming no Contract debt.

fixed-rate option -- An investment option under which Pruco Life of New Jersey guarantees that interest will be added to the amount invested at a rate declared periodically in advance.

Funds -- Mutual funds with separate portfolios. One or more of the available Fund portfolios may be chosen as an underlying investment for the Contract.

issue age -- An insured's age as of the Contract date.

Lifetime Death Benefit Guarantee period -- The lifetime of the Contract, during which time the Lifetime Death Benefit Guarantee is available if sufficient premiums are paid and there is no outstanding loan. See Death Benefit Guarantee, page 23.

Limited Death Benefit Guarantee period -- the period until age 75 of the younger insured or 10 years after issue, whichever comes later, during which time the Limited Death Benefit Guarantee is available if sufficient premiums are paid and there is no outstanding loan. The period applicable to your Contract is shown on the Contract data pages. See Death Benefit Guarantee, page 23.

Monthly date -- The Contract date and the same date in each subsequent month.

Pruco Life Insurance Company of New Jersey -- Pruco Life of New Jersey, us, we, our. The company offering the Contract.

separate account -- Amounts under the Contract that are allocated to the variable investment options held by us in a separate account called the Pruco Life of New Jersey Variable Appreciable Account. The separate account is set up apart from all of the general assets of Pruco Life Insurance Company of New Jersey.

valuation period -- The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.


variable investment options -- The portfolios of the mutual funds available under this Contract, whose shares are held in the separate account.


you -- The owner[s] of the Contract.

                            INTRODUCTION AND SUMMARY

This Summary provides a brief overview of the more significant aspects of the Contract. We provide further detail in the subsequent sections of this prospectus and in the Contract.

Brief Description of the Contract

The Pruco Life of New Jersey Survivorship Variable Universal Life Contract is a flexible premium variable universal life insurance policy. It is issued by Pruco Life Insurance Company of New Jersey. The Contract provides life insurance coverage, with a death benefit payable upon the second death of two insureds. If the Contract is not in default, the amount we will pay will be the death benefit determined as of the date of the second death reduced by any Contract debt. See Contract Loans, page 32. A significant element of the Contract is the Contract Fund. The Contract Fund represents the value of your Contract and changes every business day.

A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. You may invest premiums in one or more of the 36 available variable investment options or in the fixed-rate option. Your Contract Fund value changes every day depending upon the change in value of the particular investment options that you have selected.

Although the value of your Contract Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See Which Investment Option Should Be Selected?, page 14. If you select the fixed-rate option, Pruco Life of New Jersey credits your account with a declared rate or rates of interest. You assume the risk that the rate may change, although it will never be lower than an effective annual rate of 4%.

Variable life insurance contracts are unsuitable as short-term savings vehicles. Loans will negate any guarantee against lapse and may result in adverse tax consequences. See Death Benefit Guarantee, page 23, and Tax Treatment of Contract Benefits, page 33.

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing contract can be protected by purchasing additional insurance or a supplemental contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing the Contract described in this prospectus and you should consult with a qualified tax adviser.

This prospectus may only be offered in jurisdictions in which the offering is lawful. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus and in the prospectuses and statements of additional information for the Funds.

Charges

The following chart outlines the components of your Contract Fund and the adjustments which may be made including the maximum charges which may be deducted from each premium payment and from the amounts held in the designated investment options. These charges are largely designed to cover insurance costs and risks as well as sales and administrative expenses.

The maximum  charges shown in the chart,  as well as the current lower  charges,
are    fully    described    under    Charges    and    Expenses,    page    14.

                                 Premium Payment


     o less a charge of up to 7.5% of the premiums paid for taxes attributable to premiums.


     o less a charge for sales expenses during the first five contract years at a rate of up to 12%; after the fifth contract year, we may charge up to 4%.

                             Invested Premium Amount

     To be invested in one or a combination of:


     o    36 variable investment options


     o    The fixed-rate option

Contract Fund

On the Contract Date, the Contract Fund is equal to the invested premium amount minus any of the charges described below which may be due on that date. Thereafter, the value of the Contract Fund changes daily.

                                 Daily Charges

o We deduct management fees and expenses from the Fund assets. See Underlying Portfolio Expenses chart, below.

o We deduct a daily mortality and expense risk charge, equivalent to an effective annual rate of up to 0.9%, from assets in the variable investment options.

                                Monthly Charges

o During the first five years, we reduce the Contract Fund by a monthly administrative charge of $10.00 per Contract plus up to $0.10 per $1,000 of basic insurance amount; after the first five Contract years, we charge $10.00 per Contract plus up to $0.05 per $1,000 of the basic insurance amount.

o    We deduct a cost of insurance ("COI") charge.

o    If the Contract  includes riders, we deduct rider charges from the Contract
     Fund.

o If the rating class of an insured results in an extra charge, we will deduct that charge from the Contract Fund.

o We reserve the right to deduct a charge to cover federal, state or local taxes imposed upon the operations of the Account.

                          Possible Additional Charges

o We will assess contingent deferred sales and administrative charges (surrender charges) if the Contract is surrendered. We may charge up to $8 per $1,000 of basic insurance amount if you surrender your Contract. This charge is level for the first five years and declines monthly until it reaches zero at the end of the 10th Contract year.

o We assess an administrative processing charge of up to $25 for any withdrawals.

o We reserve the right to charge up to $25 for each basic insurance amount decrease, although no such charge is currently being made.

o We assess an administrative processing charge of up to $25 for each transfer exceeding 12 in any Contract year.

-------------------------------------------------------------------------------------------------------------------------------
                                                 Underlying Portfolio Expenses
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
                                                                                                       Total          Total
                                                           Investment       Other        12b-1      Contractual       Actual
      The Prudential Series Fund, Inc. Portfolios         Advisory Fee    Expenses       Fees        Expenses       Expenses*
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
Conservative Balanced                                        0.55%          0.03%         N/A          0.58%          0.58%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
Diversified Bond                                             0.40%          0.04%         N/A          0.44%          0.44%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
Equity                                                       0.45%          0.04%         N/A          0.49%          0.49%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
Flexible Managed                                             0.60%          0.04%         N/A          0.64%          0.64%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
Global                                                       0.75%          0.09%         N/A          0.84%          0.84%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
High Yield Bond                                              0.55%          0.05%         N/A          0.60%          0.60%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
Jennison                                                     0.60%          0.04%         N/A          0.64%          0.64%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
Money Market                                                 0.40%          0.03%         N/A          0.43%          0.43%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
Stock Index                                                  0.35%          0.04%         N/A          0.39%          0.39%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
Value                                                        0.40%          0.04%         N/A          0.44%          0.44%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
SP Aggressive Growth Asset Allocation (1)                    0.84%          0.90%         N/A          1.74%          1.04%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
SP AIM Aggressive Growth                                     0.95%          2.50%         N/A          3.45%          1.07%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
SP AIM Core Equity                                           0.85%          1.70%         N/A          2.55%          1.00%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
SP Alliance Large Cap Growth                                 0.90%          0.67%         N/A          1.57%          1.10%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
SP Alliance Technology                                       1.15%          2.01%         N/A          3.16%          1.30%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
SP Balanced Asset Allocation (1)                             0.75%          0.52%         N/A          1.27%          0.92%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
SP Conservative Asset Allocation (1)                         0.71%          0.35%         N/A          1.06%          0.87%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
SP Davis Value                                               0.75%          0.28%         N/A          1.03%          0.83%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
SP Deutsche International Equity                             0.90%          2.37%         N/A          3.27%          1.10%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
SP Growth Asset Allocation (1)                               0.80%          0.66%         N/A          1.46%          0.97%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
SP INVESCO Small Company Growth                              0.95%          1.89%         N/A          2.84%          1.15%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
SP Jennison International Growth                             0.85%          1.01%         N/A          1.86%          1.24%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
SP Large Cap Value                                           0.80%          1.18%         N/A          1.98%          0.90%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
SP MFS Capital Opportunities                                 0.75%          2.29%         N/A          3.04%          1.00%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
SP MFS Mid-Cap Growth                                        0.80%          1.31%         N/A          2.11%          1.00%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
SP PIMCO High Yield                                          0.60%          0.48%         N/A          1.08%          0.82%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
SP PIMCO Total Return                                        0.60%          0.22%         N/A          0.82%          0.76%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
SP Prudential U.S. Emerging Growth                           0.60%          0.81%         N/A          1.41%          0.90%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
SP Small/Mid Cap Value                                       0.90%          0.66%         N/A          1.56%          1.05%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
SP Strategic Partners Focused Growth                         0.90%          1.71%         N/A          2.61%          1.01%
--------------------------------------------------------- ------------ -------------- ----------- --------------- -------------
* Reflects fee waivers, reimbursement of expenses, and expense reductions, if any.
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Underlying Portfolio Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Total
                                                              Investment                     12b-1     Contractual   Total Actual
                        Portfolios                           Advisory Fee   Other Expenses   Fees       Expenses       Expenses*
----------------------------------------------------------- -------------- ---------------- -------- -------------- ---------------
AIM Variable Insurance Funds
 AIM V.I. Premier Equity Fund - Series I shares                  0.60%          0.25%         N/A         0.85%          0.85%
----------------------------------------------------------- -------------- ---------------- -------- -------------- ---------------
American Century Variable Portfolios, Inc. (2)
 VP Value Fund                                                   0.97%          0.00%         N/A         0.97%          0.97%
----------------------------------------------------------- -------------- ---------------- -------- -------------- ---------------
Franklin Templeton Variable Insurance
Products Trust (3)
 Franklin Small Cap Fund - Class 2                               0.53%          0.31%        0.25%        1.09%          1.01%
----------------------------------------------------------- -------------- ---------------- -------- -------------- ---------------
Janus Aspen Series (4)
 Growth Portfolio - Institutional Shares                         0.65%          0.01%         N/A         0.66%          0.66%
----------------------------------------------------------- -------------- ---------------- -------- -------------- ---------------
MFS(R) Variable Insurance Trust(SM) (5)
 Emerging Growth Series                                          0.75%          0.12%         N/A         0.87%          0.86%
----------------------------------------------------------- -------------- ---------------- -------- -------------- ---------------
T. Rowe Price International Series, Inc. (6)
 International Stock Portfolio                                   1.05%          0.00%         N/A         1.05%          1.05%
----------------------------------------------------------- -------------- ---------------- -------- -------------- ---------------
* Reflects fee waivers, reimbursement of expenses, and expense reductions, if any.
-----------------------------------------------------------------------------------------------------------------------------------

     (1) Prudential Series Fund, Inc. Each Asset Allocation Portfolio invests shares in other Fund Portfolios. The Advisory Fees for the Asset Allocation Portfolios are the product of a blend of the Advisory Fees of those other Fund Portfolios, plus 0.05% annual advisory fee payable to PI.

     (2) American Century Variable Portfolios, Inc. The "Investment Advisory Fees" include ordinary expenses of managing and operating the Fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The Fund has a stepped fee schedule. As a result, the Fund's management fee rate decreases as the Fund's assets increase.

     (3) Franklin Templeton Variable Insurance Products Trust The manager has agreed in advance to make an estimated reduction of 0.08% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission.

     (4) Janus Aspen Series The table reflects expenses for the fiscal year ended December 31, 2001. All expenses are shown without the effect of any offset arrangements.

     (5) MFS(R) Variable Insurance Trust SM An expense offset arrangement with the Fund's custodian resulted in a reduction in "Other Expenses" by 0.01% and is reflected in the "Total Actual Expenses."

     (6) T. Rowe Price International Series, Inc. The Investment Advisory Fees include ordinary recurring operating expenses of the Funds.

The expenses relating to the Funds, other than those of the Series Fund have been provided to Pruco Life of New Jersey by the Funds. Pruco Life of New Jersey has not independently verified them.


Types of Death Benefit

There are two types of death benefit available: Type A (fixed) death benefit and Type B (variable) death benefit. You may choose a Type A death benefit under which the cash surrender value varies daily with investment experience, and the death benefit you initially chose does not change. However, the Contract Fund may grow to a point where the death benefit may increase and vary with investment experience. You may choose a Type B death benefit under which the cash surrender value and the death benefit both vary with investment experience. For either type of death benefit, as long as the Contract is in-force, the death benefit will never be less than the basic insurance amount shown in your Contract. See Type of Death Benefit, page 19.

Premium Payments

The Contract is a flexible premium contract - there are no scheduled premiums. Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment ($15 for premiums made by electronic fund transfer), you choose the timing and amount of premium payments. The Contract will remain in-force if the Contract Fund is sufficient to cover the charges, including surrender charges. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. However, if the accumulated premiums you pay, less withdrawals, are high enough, and you have no Contract debt, Pruco Life of New Jersey guarantees that your Contract will not lapse even if investment experience is very unfavorable and the Contract Fund drops below zero. There are two guarantees available, one that lasts for the lifetime of the Contract and one that lasts for a stated, reasonably lengthy period. The guarantee for the life of the Contract requires higher premium payments. See Premiums, page 21, Death Benefit Guarantee, page 23 and Lapse and Reinstatement, page 36. You should discuss your billing options with your Pruco Life of New Jersey representative when you apply for the Contract. See Premiums, page 21.

Refund

For a limited time, you may return your Contract for a refund in accordance with the terms of its "free-look" provision. See Short-Term Cancellation Right or "Free-Look," page 19.

For the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, see page 1.

            GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY OF
            NEW JERSEY, PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE
          ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER
                                  THE CONTRACT

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our") is a stock insurance company, organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities only in the States of New Jersey and New York. These Contracts are not offered in any state where the necessary approvals have not been obtained.


Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company. As Pruco Life of New Jersey's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the contract or policy.


The Pruco Life of New Jersey Variable Appreciable Account

We have established a separate account, the Pruco Life of New Jersey Variable Appreciable Account (the "Account"), to hold the assets that are associated with the Contracts. The Account was established on January 13, 1984 under New Jersey law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life of New Jersey's other assets.

Pruco Life of New Jersey is also the legal owner of the assets in the Account. Pruco Life of New Jersey will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life of New Jersey conducts. In addition to these assets, the Account's assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Pruco Life of New Jersey makes against the Account. From time to time these additional assets will be transferred to Pruco Life of New Jersey's general account. Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life of New Jersey.

Currently, you may invest in one or a combination of 36 available variable investment options. When you choose a variable investment option, we purchase shares of a mutual fund which are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life of New Jersey that invests in a particular mutual fund is referred to in your Contract as the subaccount. Pruco Life of New Jersey may add additional variable investment options in the future. The Account's financial statements begin on page A1.

The Funds

Listed below are the mutual funds (the "Funds") in which the variable investment options invest, the investment objectives, and investment advisers.

Each of the Funds has a separate prospectus that is provided with this prospectus. You should read the Fund prospectus before you decide to allocate assets to the variable investment option using that Fund. There is no assurance that the investment objectives of the Funds will be met.

The Prudential Series Fund, Inc. (the "Series Fund"):


o Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in higher grade debt obligations and high quality money market investments.

o Equity Portfolio: The investment objective is capital appreciation. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation.

o Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high yield/high risk debt securities.

o Jennison Portfolio (formerly Prudential Jennison Portfolio): The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

o Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term money market instruments issued by the U.S. government or its agencies, as well as domestic and foreign corporations and banks.

o Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") by investing at least 80% of its investable assets in S&P 500 stocks.

o Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

o SP Aggressive Growth Asset Allocation Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in large cap equity portfolios, international portfolios, and small/mid-cap equity portfolios.

o SP AIM Aggressive Growth Portfolio: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in the common stocks of companies whose earnings the advisers expect to grow more than 15% per year.

o    SP AIM Core Equity Portfolio (formerly SP AIM Growth and Income Portfolio):
     The investment objective is growth of capital with a secondary objective of current income. The Portfolio invests as least 80% of its investable assets plus any borrowings made for investment purposes in securities of established companies that have long-term above-average growth earnings and dividends, and growth companies that the Portfolio managers believe have the potential for above-average growth earnings and dividends.

o SP Alliance Large Cap Growth Portfolio: The investment objective is growth of capital. The Portfolio will pursue aggressive investment policies by investing at least 80% of the Portfolio's investable assets in stocks of companies considered to have large capitalizations.

o SP Alliance Technology Portfolio: The investment objective is growth of capital. The Portfolio normally invests at least 80% of its investable assets in securities of companies that use technology extensively in the development of new or improved products or processes.

o SP Balanced Asset Allocation Portfolio: The investment objective is to provide a balance between current income and growth of capital. The Portfolio invests primarily in fixed income portfolios, large cap equity portfolios, small/mid-cap equity portfolios, and international equity portfolios.

o SP Conservative Asset Allocation Portfolio: The investment objective is to provide current income with low to moderate capital appreciation. The Portfolio invests primarily in fixed income portfolios, large cap equity portfolios, and small/mid-cap equity portfolios.

o SP Davis Value Portfolio: The investment objective is growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

o SP Deutsche International Equity Portfolio: The investment objective is to invest for long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in the stocks and other equity securities of companies in developed countries outside the United States.

o SP Growth Asset Allocation Portfolio: The investment objective is to provide long-term growth of capital with consideration also given to current income. The Portfolio invests at least 80% of its investable assets in large-cap equity portfolios, fixed income portfolios, international equity portfolios, and small/mid-cap equity portfolios.

o SP INVESCO Small Company Growth Portfolio: The investment objective is long-term capital growth. The Portfolio invests at least 80% of its investable assets in small-capitalization companies - those which are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase.

o SP Jennison International Growth Portfolio: The investment objective is long-term growth of capital. Under normal circumstances, the Portfolio invests at least 65% of its total assets in the common stock of large to medium-sized foreign companies operating or based in at least five different countries.

o SP Large Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's 500 Composite Stock Price Index or the Russell 1000 Index).

o SP MFS Capital Opportunities Portfolio: The investment objective is capital appreciation. The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities.

o SP MFS Mid-Cap Growth Portfolio: The investment objective is long-term capital growth. The Portfolio invests, under normal market conditions, at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities.

o SP PIMCO High Yield Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade, but rated at least B by Moody's Investor Service, Inc. or Standard & Poor's Ratings Group, and investment grade fixed income instruments.

o SP PIMCO Total Return Portfolio: The investment objective is to seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal circumstances, the Portfolio invests at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities.

o SP Prudential U.S. Emerging Growth Portfolio: The investment objective is long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in equity securities of small and medium sized U.S. companies that the adviser believes have the potential for above-average growth.

o SP Small/Mid Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in securities of companies with small to medium market capitalizations.

o SP Strategic Partners Focused Growth Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential.

Prudential Investments LLC ("PI"), an indirect wholly-owned subsidiary of Prudential Financial, serves as the overall investment adviser for the Series Fund. PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PI is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI's business address is 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102-4077.

Jennison Associates LLC ("Jennison"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Global
Portfolio, the Jennison Portfolio, the SP Jennison International Growth Portfolio, and the SP Prudential U.S. Emerging Growth Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Equity Portfolio, the Value Portfolio, and the SP Strategic Partners Focused Growth Portfolio. Jennison's business address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. ("PIM"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Conservative Balanced, the Diversified Bond, the Flexible Managed, the High Yield Bond, the Money Market, and the Stock Index Portfolios. PIM's business address is 100 Mulberry Street, Gateway Center Two, Newark, New Jersey 07102.

A I M Capital Management, Inc. ("A I M Capital") serves as the sub-adviser to the SP AIM Aggressive Growth Portfolio and the SP AIM Core Equity Portfolio. A I M Capital's principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Alliance Capital Management, L.P. ("Alliance") serves as the sub-adviser to the SP Alliance Large Cap Growth Portfolio, the SP Alliance Technology Portfolio, and the SP Strategic Partners Focused Growth Portfolio. The sub-adviser is located at 1345 Avenue of the Americas, New York, New York 10105.

Davis Selected Advisers, L.P. ("Davis") serves as the sub-adviser to the SP Davis Value Portfolio. The sub-adviser is located at 2429 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Deutsche Asset Management, Inc. ("Deutsche"), formerly known as Morgan Grenfell, Inc., serves as a sub-adviser to the SP Deutsche International Equity Portfolio and as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances, Deutsche will manage approximately 25% of the Value Portfolio. Deutsche is a wholy-owned subsidiary of Deutsche Bank AG. Deutsche's business address is 280 Park Avenue, New York, New York 10017.

Fidelity Management & Research Company ("FMR") serves as the sub-adviser to the SP Large Cap Value Portfolio and the SP Small/Mid Cap Value Portfolio. The address of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

GE Asset Management Incorporated ("GEAM"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances GEAM will manage approximately 25% of the Portfolio. GEAM's ultimate parent is General Electric Company. GEAM's business address is 3003 Summer Street, Stamford, Connecticut 06904.

Invesco Funds Group, Inc. ("Invesco') serves as the sub-adviser to the SP Invesco Small Company Growth Portfolio. Invesco's principal business address is 7800 East Union Avenue, Denver, Colorado 80237.

Massachusetts Financial Services Company ("MFS") serves as the sub-adviser for the SP MFS Capital Opportunities Portfolio and the SP MFS Mid-Cap Growth
Portfolio. The principal business address for MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Pacific Investment Management Company LLC ("PIMCO") acts as the sub-adviser for the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio. PIMCO is a subsidiary of PIMCO Advisors L.P. PIMCO's principal business address is 840 Newport Center Drive, Newport Beach, California 92660.

Salomon Brothers Asset Management, Inc. ("Salomon"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is a part of the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon's business address is 388 Greenwich Street, New York, New York 10013.

Victory Capital Management, Inc. ("Victory"), serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Victory will manage approximately 25% of the Portfolio. Victory is a wholly-owned subsidiary of KeyCorp, Inc. Victory's business address is 127 Public Square, Cleveland, Ohio 44114.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each sub-adviser out of the fee that PI receives from the Series Fund. See Deductions from Portfolios, page 15.

AIM Variable Insurance Funds:

o    AIM V.I.  Premier  Equity Fund - Series I shares  (formerly AIM V.I.  Value
     Fund). Seeks to achieve long-term growth of capital. Income is a secondary objective.

A I M Advisors, Inc. ("AIM") is the investment adviser for this fund. The principal business address for AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

American Century Variable Portfolios, Inc.:

o American Century VP Value Fund. Seeks long-term capital growth with income as a secondary objective. The Fund seeks to achieve its objective by investing primarily in equity securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase.

American Century Investment Management, Inc. ("ACIM") is the investment adviser for this fund. ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The principal underwriter of the Fund is American Century Investment Services, Inc., located at 4500 Main Street, Kansas City, Missouri 64111.

Franklin Templeton Variable Insurance Products Trust:

o Franklin Small Cap Fund-- Class 2. Seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in the equity securities of U.S. small capitalization (small cap) companies.

Franklin Advisers, Inc. (Advisers) is the fund's investment manager. The principal business address for Franklin Advisers, Inc. is 777 Mariners Island Boulevard, San Mateo, California 94403-7777.

Janus Aspen Series:

o Growth Portfolio- Institutional Shares. Seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio normally invests in common stocks of larger, more established companies.

Janus Capital Management LLC is the investment adviser and is responsible for the day-to-day management of the portfolio and other business affairs of the portfolio. Janus Capital Corporation's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

MFS(R)  Variable Insurance Trust(SM):

o Emerging Growth Series. Seeks long-term growth of capital. The Series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of those securities, of emerging growth companies.

Massachusetts Financial Management Company, a Delaware corporation, is the investment adviser to this MFS Series. The principal business address for the Massachusetts Financial Services Company is 500 Boylston Street, Boston, Massachusetts 02116.

T. Rowe Price International Series, Inc.:

o International Stock Portfolio. Seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

T. Rowe Price International, Inc. is the investment manager for this fund. The principal business address for T. Rowe Price International, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.

The investment advisers for the Funds charge a daily investment management fee as compensation for their services. These fees are described in the table in the Introduction and Summary section, see page 4, and are more fully described in the prospectus for each Fund.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual funds. Although neither of the companies that invest in the Funds nor the Funds currently foresee any such disadvantage, the Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

     (1)  changes in state insurance law;

     (2)  changes in federal income tax law;

     (3)  changes in the investment management of any portfolio of the Funds; or

     (4)  differences   between  voting  instructions  given  by  variable  life
          insurance and variable annuity contract owners.


An affiliate of each of the Funds may compensate Pruco Life of New Jersey based upon an annual percentage of the average assets held in the Fund by Pruco Life of New Jersey under the Contracts. These percentages may vary by Fund and/or Portfolio, and reflect administrative and other services we provide.


Voting Rights


We are the legal owner of the Fund shares associated with the variable investment options. However, we vote the shares in the Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal or state regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life of New Jersey to vote shares of the Funds in its own right, it may elect to do so.


The Fixed-Rate Option

Because of exemptive and exclusionary provisions, interests in the fixed-rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed-rate option are not subject to the provisions of these Acts, and Pruco Life of New Jersey has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed-rate option. Any inaccurate or misleading disclosure regarding the fixed-rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

You may choose to invest, either initially or by transfer, all or part of your Contract Fund to a fixed-rate option. This amount becomes part of Pruco Life of New Jersey's general account. The general account consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other separate accounts that have been or may be established by Pruco Life of New Jersey. Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life of New Jersey guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically, but not less than an effective annual rate of 4%. Pruco Life of New Jersey is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.

Transfers from the fixed-rate option may be subject to strict limits. See Transfers, page 24. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to six months. See When Proceeds are Paid, page 30.

Which Investment Option Should Be Selected?


Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, the Equity, Global, Jennison, Stock Index, Value, AIM, American Century, Franklin Templeton, Janus, MFS, or T. Rowe Price Portfolios may be desirable options if you are willing to accept such volatility in your Contract values. Each of these equity portfolios involves different investment risks, policies, and programs. See The Funds, page 8, for additional equity portfolios available under the Contract and their specific investment objectives.


You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Diversified Bond Portfolio, the SP PIMCO High Yield Portfolio, and the SP PIMCO Total Return Portfolio. You may want even greater safety of principal and may prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that the risks are greater for lower quality bonds with normally higher yields.


You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced Portfolio, the Flexible Managed Portfolio, the SP Aggressive Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation Portfolio, the SP Conservative Asset Allocation Portfolio, or the SP Growth Asset Allocation Portfolio.

You may wish to divide your invested premium among two or more of the Portfolios. Your choice should take into account your willingness to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Pruco Life of New Jersey representative from time to time about the choices available to you under the Contract. Pruco Life of New Jersey recommends against frequent transfers among the several investment options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.


              DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS

Charges and Expenses

The total amount invested at any time in the Contract Fund consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed-rate option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Contract Loans, page 32. Most charges, although not all, are made by reducing the Contract Fund.

This section provides a more detailed description of each charge that is described briefly in the chart on page 2.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life of New Jersey is entitled to make under the

Contract. The "current charge" is the lower amount that Pruco Life of New Jersey is now charging. However, if circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Deductions from Premium Payments


(a) We charge up to 7.5% from each premium for taxes attributable to premiums. For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life of New Jersey. That charge is currently made up of two parts, which currently equal a total of 3.75% of the premiums received. The first part is a charge for state and local premium-based taxes. The current charge for this first part is 2.5% of the premium and is Pruco Life of New Jersey's estimate of the average burden of state taxes generally. The rate applies uniformly to all policyholders without regard to state of residence. This amount may be more than Pruco Life of New Jersey actually pays. The second part is for federal income taxes measured by premiums, and it is currently equal to 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in Pruco Life of New Jersey's federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 2001 and 2000, Pruco Life of New Jersey received a total of approximately $78,000 and $55,000, respectively, in taxes attributable to premiums.


(b) We may deduct up to 12% of premiums paid in the first five Contract years for sales expenses. This charge is reduced to 4% of premiums paid in subsequent Contract years. This charge, often called a "sales load", is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature. Part of those costs related to sales are also recovered by surrender charges. See Surrender Charges, page 19.

     Currently, we deduct 12% of premiums paid in the first five Contract years up to the amount of the Sales Load Target Premium and 4% of premiums paid in excess of this amount. For both Type A (fixed) death benefit and Type B (variable) death benefit Contracts, the Sales Load Target Premium is defined as the Lifetime Premium for a Type A death benefit, excluding any premiums for riders or extra risk charges. We deduct 4% of the premiums paid in Contract years six through 10, and 2% of premiums paid thereafter. See Premiums, page 21.


     Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of premium amounts to later years will adversely affect the Death Benefit Guarantee if the accumulated premium payments do not reach the accumulated values shown under your Contract's Death Benefit Guarantee Values. See Death Benefit Guarantee, page 23. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits, page 33. During 2001 and 2000, Pruco Life of New Jersey received a total of approximately $203,000 and $131,000, respectively, in sales charges.


Deductions from Portfolios


An investment advisory fee is deducted daily from each portfolio of the Funds at a rate, on an annualized basis, ranging from 0.35% for the Series Fund Stock Index Portfolio to 1.15% for the SP Alliance Technology Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.

The total expenses of each portfolio for the year ended December 31, 2001, expressed as a percentage of the average assets during the year, are shown below:


---------------------------------------------------------------------------------------------------------------------------------
                                                     Total Portfolio Expenses
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Total           Total
                                                           Investment       Other        12b-1      Contractual       Actual
      The Prudential Series Fund, Inc. Portfolios         Advisory Fee    Expenses       Fees        Expenses        Expenses*
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
Conservative Balanced                                        0.55%          0.03%         N/A          0.58%           0.58%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
Diversified Bond                                             0.40%          0.04%         N/A          0.44%           0.44%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
Equity                                                       0.45%          0.04%         N/A          0.49%           0.49%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
Flexible Managed                                             0.60%          0.04%         N/A          0.64%           0.64%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
Global                                                       0.75%          0.09%         N/A          0.84%           0.84%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
High Yield Bond                                              0.55%          0.05%         N/A          0.60%           0.60%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
Jennison                                                     0.60%          0.04%         N/A          0.64%           0.64%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
Money Market                                                 0.40%          0.03%         N/A          0.43%           0.43%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
Stock Index                                                  0.35%          0.04%         N/A          0.39%           0.39%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
Value                                                        0.40%          0.04%         N/A          0.44%           0.44%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
SP Aggressive Growth Asset Allocation (1)                    0.84%          0.90%         N/A          1.74%           1.04%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
SP AIM Aggressive Growth                                     0.95%          2.50%         N/A          3.45%           1.07%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
SP AIM Core Equity                                           0.85%          1.70%         N/A          2.55%           1.00%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
SP Alliance Large Cap Growth                                 0.90%          0.67%         N/A          1.57%           1.10%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
SP Alliance Technology                                       1.15%          2.01%         N/A          3.16%           1.30%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
SP Balanced Asset Allocation (1)                             0.75%          0.52%         N/A          1.27%           0.92%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
SP Conservative Asset Allocation (1)                         0.71%          0.35%         N/A          1.06%           0.87%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
SP Davis Value                                               0.75%          0.28%         N/A          1.03%           0.83%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
SP Deutsche International Equity                             0.90%          2.37%         N/A          3.27%           1.10%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
SP Growth Asset Allocation (1)                               0.80%          0.66%         N/A          1.46%           0.97%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
SP INVESCO Small Company Growth                              0.95%          1.89%         N/A          2.84%           1.15%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
SP Jennison International Growth                             0.85%          1.01%         N/A          1.86%           1.24%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
SP Large Cap Value                                           0.80%          1.18%         N/A          1.98%           0.90%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
SP MFS Capital Opportunities                                 0.75%          2.29%         N/A          3.04%           1.00%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
SP MFS Mid-Cap Growth                                        0.80%          1.31%         N/A          2.11%           1.00%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
SP PIMCO High Yield                                          0.60%          0.48%         N/A          1.08%           0.82%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
SP PIMCO Total Return                                        0.60%          0.22%         N/A          0.82%           0.76%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
SP Prudential U.S. Emerging Growth                           0.60%          0.81%         N/A          1.41%           0.90%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
SP Small/Mid Cap Value                                       0.90%          0.66%         N/A          1.56%           1.05%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
SP Strategic Partners Focused Growth                         0.90%          1.71%         N/A          2.61%           1.01%
-------------------------------------------------------- -------------- ------------ ------------ --------------- ---------------
* Reflects fee waivers, reimbursement of expenses, and expense reductions, if any.
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Total Portfolio Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Total
                                                               Investment                     12b-1     Contractual   Total Actual
                        Portfolios                            Advisory Fee   Other Expenses    Fees       Expenses      Expenses*
------------------------------------------------------------ -------------- ---------------- --------- ------------- --------------
AIM Variable Insurance Funds
 AIM V.I. Premier Equity Fund - Series I shares                  0.60%           0.25%         N/A         0.85%          0.85%
------------------------------------------------------------ -------------- ---------------- --------- ------------- --------------
American Century Variable Portfolios, Inc. (2)
 VP Value Fund                                                   0.97%           0.00%         N/A         0.97%          0.97%
------------------------------------------------------------ -------------- ---------------- --------- ------------- --------------
Franklin Templeton Variable Insurance
Products Trust (3)
 Franklin Small Cap Fund - Class 2                               0.53%           0.31%        0.25%        1.09%          1.01%
------------------------------------------------------------ -------------- ---------------- --------- ------------- --------------
Janus Aspen Series (4)
 Growth Portfolio - Institutional Shares                         0.65%           0.01%         N/A         0.66%          0.66%
------------------------------------------------------------ -------------- ---------------- --------- ------------- --------------
MFS(R) Variable Insurance Trust(SM) (5)
 Emerging Growth Series                                          0.75%           0.12%         N/A         0.87%          0.86%
------------------------------------------------------------ -------------- ---------------- --------- ------------- --------------
T. Rowe Price International Series, Inc. (6)
 International Stock Portfolio                                   1.05%           0.00%         N/A         1.05%          1.05%
------------------------------------------------------------ -------------- ---------------- --------- ------------- --------------
* Reflects fee waivers, reimbursement of expenses, and expense reductions, if any.
-----------------------------------------------------------------------------------------------------------------------------------

     (1) Prudential Series Fund, Inc. Each Asset Allocation Portfolio invests shares in other Fund Portfolios. The Advisory Fees for the Asset Allocation Portfolios are the product of a blend of the Advisory Fees of those other Fund Portfolios, plus 0.05% annual advisory fee payable to PI.

     (2) American Century Variable Portfolios, Inc. The "Investment Advisory Fees" include ordinary expenses of managing and operating the Fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The Fund has a stepped fee schedule. As a result, the Fund's management fee rate decreases as the Fund's assets increase.

     (3) Franklin Templeton Variable Insurance Products Trust The manager has agreed in advance to make an estimated reduction of 0.08% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission.

     (4) Janus Aspen Series The table reflects expenses for the fiscal year ended December 31, 2001. All expenses are shown without the effect of any offset arrangements.

     (5) MFS(R) Variable Insurance Trust SM An expense offset arrangement with the Fund's custodian resulted in a reduction in "Other Expenses" by 0.01% and is reflected in the "Total Actual Expenses."

     (6) T. Rowe Price International Series, Inc. The Investment Advisory Fees include ordinary recurring operating expenses of the Funds.

The expenses relating to the Funds, other than those of the Series Fund, have been provided to Pruco Life of New Jersey by the Funds. Pruco Life of New Jersey has not independently verified them.


Daily Deduction from the Contract Fund

Each day we deduct a charge from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of 0.9%. This charge is intended to compensate Pruco Life of New Jersey for assuming mortality and expense risks under the Contract. The mortality risk assumed is that the insureds may live for shorter periods of time than Pruco Life of New Jersey estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life of New Jersey estimated in fixing its administrative charges. This charge is not assessed against amounts allocated to the fixed-rate option.

During 2001 and 2000, Pruco Life of New Jersey received a total of approximately $17,000 and $3,000, respectively, in mortality and expense risk charges.


Monthly Deductions from Contract Fund

Pruco Life of New Jersey deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

a) An administrative charge based on the basic insurance amount is deducted. The charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract owners. Currently, we charge the following:

     o generally, if the average issue age of the insureds is less than 40 in the first five Contract years, we deduct $10 per Contract plus $0.07 per $1,000 of basic insurance amount;

     o if the average issue age of the insureds is 40 or greater in the first five Contract years, we deduct $10 per Contract plus $0.08 per $1,000 of basic insurance amount;

     o in all subsequent years, we deduct $10 per Contract plus $0.01 per $1,000 of basic insurance amount.


     PrucoLife of New Jersey reserves the right, however, to charge up to $10 per Contract plus $0.10 per $1,000 of basic insurance amount in the first five Contract years and $10 per Contract plus $0.05 per $1,000 of basic insurance amount in subsequent years. During 2001 and 2000, Pruco Life of New Jersey received a total of approximately $111,000 and $24,000, respectively, in monthly administrative charges.


b) A cost of insurance ("COI") charge is deducted. Upon the second death of two insureds, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if both insureds died in the early years of the Contract. The cost of insurance charges collected from all Contract owners enables Pruco Life of New Jersey to pay this larger death benefit. The maximum COI charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit exceeds the Contract Fund) by maximum COI rates. The maximum COI rates are based upon both insureds' current attained age, sex, smoking status, and extra rating class, if any.

c) You may add one or more of several riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted.

d) If an insured is in a substandard risk classification (for example, a person in a hazardous occupation), additional charges will be deducted.

e) A charge may be deducted to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made.

     The earnings of the Account are taxed as part of the operations of Pruco Life of New Jersey. Currently, no charge is being made to the Account for Pruco Life of New Jersey's federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Deductions from Premiums, page 15. Pruco Life of New Jersey reviews the question of a charge to the Account for Company federal income taxes periodically. We may make such a charge in the future for any federal income taxes that would be attributable to the Contracts.

Surrender Charge


We will assess a surrender charge if, during the first 10 Contract years, the Contract lapses, is surrendered, or in some instances, the basic insurance amount is decreased. See Changing the Type of Death Benefit, page 20, Withdrawals, page 29, and Decreases in Basic Insurance Amount, page 29. This charge is deducted to cover sales costs and administrative costs, such as: the cost of processing applications, conducting examinations, determining insurability and the insured's rating class, and establishing records. We may charge up to $8 per $1,000 of basic insurance amount if you surrender your Contract. Currently, we charge $5 per $1,000 of basic insurance amount. This charge is level for the first five Contract years and declines monthly until it reaches zero at the end of the 10th Contract year. During 2001 and 2000, Pruco Life of New Jersey received a total of approximately $9,000 and $0, respectively, from surrendered or lapsed Contracts.


Transaction Charges

(a) We currently charge an administrative processing fee equal to the lesser of $25 or 2% of the withdrawal amount in connection with each withdrawal.

(b) We reserve the right to charge an administrative processing fee of up to $25 made in connection with each decrease in basic insurance amount. We currently do not make such a charge.

(c) We currently charge an administrative processing fee of $25 for each transfer exceeding 12 in any Contract year.

Requirements for Issuance of a Contract

You may apply for a minimum basic insurance amount of $250,000. The Contract may be issued on two insureds each between the ages of 18 and 90. Pruco Life of New Jersey requires evidence of insurability on each insured which may include a medical examination before issuing any Contract. Non-smokers are offered more favorable cost of insurance rates than smokers. Pruco Life of New Jersey charges a higher cost of insurance rate and/or an additional amount if an extra mortality risk is involved. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

Short-Term Cancellation Right or "Free-Look"


Generally, you may return the Contract for a refund within 10 days after you receive it. You can request a refund by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, you will receive a refund of all premium payments made with no adjustment for investment experience. For information on how premium payments are allocated during the "free-look" period, see Allocation of Premiums, page 22.


Types of Death Benefit

You may select either a Type A (fixed) or a Type B (variable) death benefit. Generally, a Contract with a Type A (fixed) death benefit has a death benefit equal to the basic insurance amount. This type of death benefit does not vary with the investment performance of the investment options you selected, except in certain circumstances. See How a Type A (Fixed) Contract's Death Benefit Will Vary, page 26. The payment of additional premiums and favorable investment results of the investment options to which the assets are allocated will generally increase the cash surrender value. See How a Contract's Cash Surrender Value Will Vary, page 26.

A Contract with a Type B (variable) death benefit has a death benefit which will generally equal the basic insurance amount plus the Contract Fund. Since the Contract Fund is a part of the death benefit, favorable investment performance and payment of additional premiums generally result in an increase in the death benefit, as well as in the cash surrender value. Over time, however, the increase in the cash surrender value will be less than under a Contract with a fixed death benefit. This is because, given two Contracts with the same basic insurance amount and equal Contract Funds, generally the cost of insurance charge for a Contract with a Type B death benefit will be greater. See How a Contract's Cash Surrender Value Will Vary, page 26 and How a Type B (Variable) Contract's Death Benefit Will Vary, page 27. Unfavorable investment performance will result in decreases in the cash surrender value and may result in decreases in the death benefit. As long as the Contract is not in default and there is no Contract debt, the death benefit may not fall below the basic insurance amount stated in the Contract.

In choosing a death benefit type, you should also consider whether you intend to use the withdrawal feature. Contract owners with a Type A (fixed) death benefit should note that any withdrawal may result in a reduction of the basic insurance amount and possible surrender charges. In addition, we will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. See Withdrawals, page 29.

The way in which the cash surrender values and death benefits will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

This Contract has two types of death benefit, Type A (fixed) or Type B (variable). You may change the type of death benefit, subject to Pruco Life of New Jersey's approval. Currently, Pruco Life of New Jersey does not require a medical examination. Except as stated below, we will adjust the basic insurance amount so that the death benefit immediately after the change will remain the same as the death benefit immediately before the change.

If you are changing your Contract's death benefit from Type A to Type B, we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place. The basic insurance amount after the change may not be lower than the minimum basic insurance amount applicable to the Contract. If you are changing your Contract's death benefit from Type B to Type A, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place. This is illustrated in the following chart.

                        ---------------------  ---------------------
                         Changing the Death     Changing the Death
                            Benefit from           Benefit from
                        Type A       Type B      Type B      Type A
                        (Fixed) -> (Variable)  (Variable) -> (Fixed)
----------------------  ---------------------  ---------------------
Basic Insurance Amount  $300,000 -> $250,000   $300,000 -> $350,000

    Contract Fund        $50,000 -> $50,000     $50,000 -> $50,000

    Death Benefit*      $300,000 -> $300,000   $350,000 -> $350,000
----------------------  ---------------------  ---------------------
* assuming there is no Contract debt
--------------------------------------------------------------------

Changing your Contract's type of death benefit from Type A to Type B during the first 10 Contract years may result in the assessment of surrender charges. In addition, we reserve the right to make an administrative processing charge of up to $25 for any decrease in basic insurance amount, although we do not currently do so. See Charges and Expenses, page 14.

To request a change, fill out an application for change which can be obtained from your Pruco Life of New

Jersey representative or a Home Office. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract data pages. We may ask that you send us your Contract before making the change. There may be circumstances under which a change in the death benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits, page 33.

Contract Date

When the first premium payment is paid with the application for a Contract, the Contract date will ordinarily be the later of the application date or the medical examination date. If the first premium is not paid with the application, the Contract date will be the date on which the first premium is paid and the Contract is delivered. Under certain circumstances, we may allow the Contract to be backdated for the purpose of lowering one or both insureds' issue ages, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt and will deduct any charges due on or before that date.

Premiums

The Contract is a flexible premium contract. The minimum initial premium is due on or before the Contract date. Thereafter, you decide when you would like to make premium payments and, subject to a $25 minimum, in what amounts. However, the minimum premium payment is $15 for premiums made by electronic fund transfer. We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. See How a Type A (Fixed) Contract's Death Benefit Will Vary, page 26 and How a Type B (Variable) Contract's Death Benefit Will Vary, page 27. There are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits, page 33.

If we receive the first premium payment on or before the Contract date, we will credit the invested premium amount to the Contract Fund on the Contract date. If we receive the first premium payment after the Contract date, we will credit the premium amount to the Contract Fund on the payment receipt date.

Once the minimum initial premium payment is made, there are no required premiums. However, there are several types of "premiums" which are described below. Understanding them may help you understand how the Contract works.

     Minimum initial premium " the premium needed to start the Contract. There is no insurance under the Contract unless the minimum initial premium is paid.

     Target Premium " the premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the full Limited Death Benefit Guarantee period regardless of investment performance, assuming no loans or withdrawals. For a Contract with no riders or extra risk charges, these premiums will be level. Payment of Target Premiums at the beginning of each Contract year is one way to achieve the Limited Death Benefit Guarantee Values shown on the Contract data pages. At the end of the Limited Death Benefit Guarantee period, continuation of the Contract will depend on the Contract Fund having sufficient money to cover all charges or meeting the conditions of the Lifetime Death Benefit Guarantee. See Death Benefit Guarantee, page 23. These Target Premiums will be higher for a Contract with a Type B (variable) death benefit than for a Contract with a Type A (fixed) death benefit. When you purchase a Contract, your Pruco Life of New Jersey representative can tell you the amount[s] of the Target Premium.

     It is possible, in some instances, to pay a lower premium (the "Short-Term Premium") than the Target Premium. These Short-Term Premiums, if paid at the beginning of each Contract year, will keep the Contract in-force only during the first five years of the Limited Death Benefit Guarantee period regardless of investment performance, and assuming no loans or withdrawals. As is the case with the Target Premium, for a Contract with no riders or extra risk charges, these premiums will be level. Payment of Short-Term Premiums at the beginning of each of the first five Contract years is one way to achieve the Limited Death Benefit Guarantee Values shown on the Contract data pages, but only for the first five Contract years. At the end of the first five years, continuation of the Contract will depend on the Contract Fund having sufficient money to cover all charges or meeting the conditions of the Lifetime Death Benefit Guarantee or the Limited Death Benefit Guarantee. See Death Benefit Guarantee, page 23. When you purchase a Contract, your Pruco Life of New Jersey representative can tell you the amount[s] of the Short-Term Premium. This Contract may not be suitable for those who can afford to pay only the Short-Term Premium.

     Lifetime Premium " the premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the lifetime of the insureds regardless of investment performance, assuming no loans or withdrawals. These Lifetime Premiums will be higher for a Contract with a Type B (variable) death benefit than for a Contract with a Type A (fixed) death benefit. As is the case with the Target Premium, for a Contract with no riders or extra risk charges, these premiums will be level. Payment of Lifetime Premiums at the beginning of each Contract year is one way to achieve the Lifetime Death Benefit Guarantee Values shown on the Contract data pages. See Death Benefit Guarantee, page 23. When you purchase a Contract, your Pruco Life of New Jersey representative can tell you the amount[s] of the Lifetime Premium.

We can bill you annually, semi-annually, or quarterly for an amount you select. Because the Contract is a flexible premium contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in-force if: (1) the Contract Fund is sufficient to pay monthly charges including surrender charges; or (2) you have paid sufficient premiums on an accumulated basis to meet the Death Benefit Guarantee conditions and there is no Contract debt. You may also pay premiums automatically through pre-authorized monthly transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the amount of the premiums paid. We will then draft from your account the same amount on the same date each month.

When you apply for the Contract, you should discuss with your Pruco Life of New Jersey representative how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the Contract date, Pruco Life of New Jersey deducts the charge for sales expenses and the charge for taxes attributable to premiums from the initial premium. Also on the Contract date, the remainder of the initial premium and any other premium received during the short-term cancellation right ("free-look") period, will be allocated to the Money Market investment option and the first monthly deductions are made. At the end of the "free-look" period, these funds will be transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed-rate option according to your most current allocation request. See Short-Term Cancellation Right or "Free-Look", page 19. The transfer from the Money Market investment option immediately following the "free-look" period will not be counted as one of your 12 free transfers described below. If the first premium is received before the Contract date, there will be a period during which the Contract owner's initial premium will not be invested.

The charge for sales expenses and the charge for taxes attributable to premiums also apply to all subsequent premium payments; the remainder will be invested as of the end of the valuation period when received at a Home Office in accordance with the allocation you previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33"% cannot. Of course, the total allocation to all selected investment options must equal 100%.

Death Benefit Guarantee


Although you decide what premium amounts you wish to pay, sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse and a death benefit will be paid upon the second death of two insureds. This will be true even if, because of unfavorable investment experience, your Contract Fund value drops to zero. Withdrawals may adversely affect the status of the guarantee. A contract loan will negate any guarantee, regardless of the value of your accumulated net payments. See Withdrawals, page 29 and Contract Loans, page 32. You should consider how important the Death Benefit Guarantee is to you when deciding what premium amounts to pay into the Contract. We offer two levels of death benefit guarantees: (1) Limited Death Benefit Guarantee, and (2) Lifetime Death Benefit Guarantee.


For purposes of determining if a Death Benefit Guarantee is in effect, we calculate two sets of values: (1) Limited Death Benefit Guarantee Values, and
(2) Lifetime Death Benefit Guarantee Values. These are values used solely to determine if a Death Benefit Guarantee is in effect. They are not cash values that you can realize by surrendering the Contract, nor are they payable death benefits. The Limited Death Benefit Guarantee Values apply until age 75 of the younger insured, or 10 years after issue, whichever is later. Correspondingly, the Lifetime Death Benefit Guarantee Values are shown for the lifetime of the Contract. In addition, the Contract data pages show Limited and Lifetime Death Benefit Guarantee Values as of Contract anniversaries. Values for non-anniversary Monthly dates will reflect the number of months elapsed between Contract anniversaries.

The Limited Death Benefit Guarantee Values for the first five years are the end-of-year accumulations of premiums at 4% annual interest assuming Short-Term Premiums are paid at the beginning of each Contract year. The Limited Death Benefit Guarantee Values after five years are the end-of-year accumulations of premiums at 4% annual interest assuming Target Premiums are paid at the beginning of each Contract year (including years one through five). The Lifetime Death Benefit Guarantee Values are the end-of-year accumulations of premiums at 4% annual interest assuming Lifetime Premiums are paid at the beginning of each Contract year.

Short-Term, Target, and Lifetime Premiums are premium levels that, if paid at the beginning of each Contract year, correspond to the Limited (first five years only), Limited (all years of the Limited Death Benefit Guarantee period), and Lifetime Death Benefit Guarantee Values, respectively (assuming no withdrawals or loans). If you want a death benefit guarantee to last longer than five years, you should expect to pay at least the Target Premium. See Premiums, page 21. Paying the Short-Term, Target, or Lifetime Premiums at the start of each Contract year is one way of reaching the Death Benefit Guarantee Values; they are certainly not the only way.

At the Contract date, and on each Monthly date, we calculate your Contract's "Accumulated Net Payments" as of that date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4%.

At each Monthly date within the Limited Death Benefit Guarantee period (including years one through five), we will compare your Accumulated Net Payments to the Limited Death Benefit Guarantee Value as of that date. After the Limited Death Benefit Guarantee period, we will compare your Accumulated Net Payments to the Lifetime Death Benefit Guarantee Value as of that date. If your Accumulated Net Payments equal or exceed the applicable (Limited or Lifetime) Death Benefit Guarantee Value and there is no Contract debt, then the Contract is kept in-force, regardless of the amount in the Contract Fund.

Here is a table of Short-Term, Target, or Lifetime Premiums (to the nearest dollar) for sample cases. The examples assume the insureds are a male and a female, both the same age, both smokers, with no extra risk or substandard ratings, and no riders added to the Contract. For those who qualify for more favorable underwriting classes, the premiums may be lower than those shown on the chart, and for those who are classified as substandard, the premiums may be higher.

------------------------------------------------------------------------------------------------------------------------------------
                                                  Basic Insurance Amount - $250,000
                                                    Illustrative Annual Premiums
------------------------------------------------------------------------------------------------------------------------------------

                                       Short-Term Premium         Target Premium corresponding to
Age of both       Type of         corresponding to the Limited                  the                         Lifetime Premium
insureds at    Death Benefit     Death Benefit Guarantee Values   Limited Death Benefit Guarantee    corresponding to the Lifetime
   issue          Chosen            (first five years only)                    Values                Death Benefit Guarantee Values
----------- -------------------- ------------------------------- ----------------------------------- -------------------------------
    40        Type A (Fixed)                $1,137                            $2,697                            $3,447

    40      Type B (Variable)               $1,137                            $3,456                            $11,862

    60        Type A (Fixed)                $3,766                            $6,358                            $8,746

    60      Type B (Variable)               $3,766                            $7,613                            $27,694

    80        Type A (Fixed)                $21,803                           $26,238                           $28,887

    80      Type B (Variable)               $21,803                           $33,321                           $71,153
------------------------------------------------------------------------------------------------------------------------------------

You should consider carefully the value of maintaining the Death Benefit Guarantee. If you desire the Death Benefit Guarantee for the full Limited Death Benefit Guarantee period, you may prefer to pay at least the Target Premium in all years, rather than paying the lower Short-Term Premium in the first five years. If you pay only enough premium to meet the Limited Death Benefit Guarantee Values in the first five years, you will need to pay more than the Target Premium at the beginning of the sixth year in order to continue the guarantee after the first five years of the Limited Death Benefit Guarantee period.

If you desire the Death Benefit Guarantee for lifetime protection, you may prefer to pay generally higher premiums in all years, rather than trying to make such payments on an as needed basis. For example, if you pay only enough premium to meet the Limited Death Benefit Guarantee Values, a substantial amount may be required to meet the Lifetime Death Benefit Guarantee Values in order to continue the guarantee at the end of the Limited Death Benefit Guarantee period. In addition, it is possible that the payment required to continue the guarantee after the Limited Death Benefit Guarantee period could exceed the premium payments allowed to be paid without causing the Contract to become a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 33.

The Death Benefit Guarantee allows considerable flexibility as to the timing of premium payments. Your Pruco Life of New Jersey representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Death Benefit Guarantee Values.

Transfers


You may, up to 12 times in each Contract year, transfer amounts from one variable investment option to another variable investment option or to the fixed-rate option without charge. Additional transfers may be made during each Contract year, but only with our consent. There is an administrative charge of up to $25 for each transfer made exceeding 12 in any Contract year. All or a portion of the amount credited to a variable investment option may be transferred. Transfers will not be made until the end of the "free-look" period. See Short-Term Cancellation Right or "Free-Look", page 19.

Only one transfer from the fixed-rate option will be permitted during the Contract year. The maximum amount which may be transferred out of the fixed-rate option each year is the greater of (a) 25% of the amount in the fixed-rate option; and (b) $2,000. Pruco Life of New Jersey may change these limits in the future. We may waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

Transfers among variable investment options will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one variable investment option to another, or may be in terms of a percentage reallocation among variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned (see Assignment, page 36), depending on the terms of the assignment.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life of New Jersey cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the investment option or to the disadvantage of other contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.

Dollar Cost Averaging


We are currently offering a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the Money Market investment option into other investment options available under the Contract, excluding the fixed-rate option. You may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the end of the "free-look" period. See Short-Term Cancellation Right or "Free-Look", page 19.


Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, there is no charge for using the Dollar Cost Averaging feature. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

Auto-Rebalancing


As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance variable investment option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages. Auto-Rebalancing is not available until the end of the "free-look" period. See Short-Term Cancellation Right or "Free-Look", page 19.

Auto-Rebalancing can be performed on a quarterly, semi-annual or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. The fixed-rate option cannot participate in this administrative procedure. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

How a Contract's Cash Surrender Value Will Vary

You may surrender the Contract for its cash surrender value. The Contract's cash surrender value on any date will be the Contract Fund value minus any Contract debt and minus any applicable surrender charges. See Contract Loans, page 32. The Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment options; (2) interest credited on any amounts allocated to the fixed-rate option; (3) interest credited on any loan; and (4) by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under Charges and Expenses, page 14. Upon request, Pruco Life of New Jersey will tell you the cash surrender value of your Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance.

The tables on pages T1 through T4 of this prospectus illustrate approximately what the cash surrender values would be for representative Contracts paying Target Premium amounts (see Premiums, page 21), assuming hypothetical uniform investment results in the Fund portfolios. Two of the tables assume current charges will be made throughout the lifetime of the Contract and two tables assume maximum charges will be made. See Illustrations of Cash Surrender Values, Death Benefits, and Accumulated Premiums, page 30.

How a Type A (Fixed) Contract's Death Benefit Will Vary

As described  earlier,  there are two types of death benefit available under the
Contract: Type A, a fixed death benefit and Type B, a variable death benefit. The Type B death benefit varies according to changes in the Contract Fund while the Type A death benefit does not, unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under the Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount, before any reduction of Contract debt. See Contract Loans, page 32. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where Pruco Life of New Jersey will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract debt, the death benefit of a Type A (fixed) Contract will always be the greater of:

(1)  the basic insurance amount; and

(2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes a $1,000,000 Type A Contract was issued when the younger insured was age 35 and there is no Contract debt.

                                            Type A (Fixed) Death Benefit
-------------------------------------------- -----------------------------------------------------------------------
                    IF                                                        THEN
-------------------------------------------- -----------------------------------------------------------------------
   the younger insured   and the Contract     the attained age        the Contract Fund       and the Death Benefit
         is age               Fund is             factor is       multiplied by the attained           is
                                                                        age factor is
----------------------- -------------------- -------------------- --------------------------- ----------------------
          40                 $100,000                5.7                    570,000                $1,000,000
          40                 $200,000                5.7                  1,140,000                $1,140,000*
          40                 $300,000                5.7                  1,710,000                $1,710,000*
----------------------- -------------------- -------------------- --------------------------- ----------------------
          60                 $300,000                2.8                    840,000                $1,000,000
          60                 $400,000                2.8                  1,120,000                $1,120,000*
          60                 $600,000                2.8                  1,680,000                $1,680,000*
----------------------- -------------------- -------------------- --------------------------- ----------------------
          80                 $600,000                1.5                    900,000                $1,000,000
          80                 $700,000                1.5                  1,050,000                $1,050,000*
          80                 $800,000                1.5                  1,200,000                $1,200,000*
--------------------------------------------------------------------------------------------------------------------
*    Note that the death benefit has been increased to comply with the Internal  Revenue  Code's  definition of life insurance.  At this point,  any  additional  premium  payment will  increase the death  benefit by more than it increases the Contract Fund.
--------------------------------------------------------------------------------------------------------------------

This means, for example, that if the younger insured has reached the age of 60, and the Contract Fund is $400,000, the death benefit will be $1,120,000, even though the basic insurance amount is $1,000,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $2.80. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, it may in certain situations result in the loss of the Death Benefit Guarantee.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under the Type B (variable) Contract, the death benefit will never be less than the basic insurance amount, before any reduction of Contract debt, but will also vary, immediately after it is issued, with the investment results of the selected investment options. The death benefit may be further increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract debt, the death benefit of a Type B (variable) Contract will always be the greater of:

(1) the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

(2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

For purposes of determining the death benefit, if the Contract Fund is less than zero, we will consider it to be zero. A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $1,000,000 Type B Contract was issued when the younger insured was age 35 and there is no Contract debt.

                                           Type B (Variable) Death Benefit
-------------------------------------------- -----------------------------------------------------------------------
                    IF                                                        THEN
-------------------------------------------- -----------------------------------------------------------------------
   the younger insured   and the Contract     the attained age        the Contract Fund       and the Death Benefit
         is age               Fund is             factor is       multiplied by the attained           is
                                                                        age factor is
----------------------- -------------------- -------------------- --------------------------- ----------------------
          40                 $100,000                5.7                    570,000                $1,100,000
          40                 $200,000                5.7                  1,140,000                $1,200,000
          40                 $300,000                5.7                  1,710,000                $1,710,000*
----------------------- -------------------- -------------------- --------------------------- ----------------------
          60                 $300,000                2.8                    840,000                $1,300,000
          60                 $400,000                2.8                  1,120,000                $1,400,000
          60                 $600,000                2.8                  1,680,000                $1,680,000*
----------------------- -------------------- -------------------- --------------------------- ----------------------
          80                 $600,000                1.5                    900,000                $1,600,000
          80                 $700,000                1.5                  1,050,000                $1,700,000
          80                 $800,000                1.5                  1,200,000                $1,800,000
----------------------- -------------------- -------------------- --------------------------- ----------------------
*    Note that the death benefit has been increased to comply with the Internal  Revenue  Code's  definition of life insurance.  At this point,  any  additional  premium  payment will  increase the death  benefit by more than it increases the Contract Fund.
--------------------------------------------------------------------------------------------------------------------

This means, for example, that if the younger insured has reached the age of 60, and the Contract Fund is $600,000, the death benefit will be $1,680,000, even though the basic insurance amount is $1,000,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $2.80. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, it may in certain situations result in the loss of the Death Benefit Guarantee.

Surrender of a Contract

A Contract may be surrendered for its cash surrender value (or for a fixed reduced paid-up insurance benefit in New York State) while one or both of the insureds is living. To surrender a Contract, you must deliver or mail it, together with a written request in a form that meets Pruco Life of New Jersey's needs, to a Home Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in the Home Office. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 33.

Fixed reduced paid-up insurance (available in New York State only) provides paid-up insurance, the amount of which will be paid when the second insured dies. There will be cash values and loan values. The loan interest rate for fixed reduced paid-up insurance is 5%. Upon surrender of the Contract, the amount of fixed reduced paid-up insurance depends upon the net cash value and the insured's issue age, sex, smoker/non-smoker status, and the length of time since the Contract date.

Withdrawals

Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. You must ask for a withdrawal on a form that meets our needs. The cash surrender value after withdrawal may not be less than or equal to zero after deducting: (a) any charges associated with the withdrawal and (b) an amount sufficient to cover the Contract Fund deductions for two monthly dates following the date of the withdrawal. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal equal to the lesser of $25 or 2% of the withdrawal amount. An amount withdrawn may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 33.

Whenever a withdrawal is made, the death benefit payable will immediately be reduced by at least the amount of the withdrawal. For a Contract with a Type B death benefit, this will not change the basic insurance amount. However, under a Contract with a Type A death benefit, the resulting reduction in death benefit usually requires a reduction in the basic insurance amount. We will send you new Contract data pages showing these changes. We may also deduct a surrender charge from the Contract Fund. See Decreases in Basic Insurance Amount, page 29. No withdrawal will be permitted under a Contract with a Type A death benefit if it would result in a basic insurance amount of less than the minimum basic insurance amount. It is important to note, however, that if the basic insurance amount is decreased at any time during the life of the Contract, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 33. Before making any withdrawal which causes a decrease in basic insurance amount, you should consult with your Pruco Life of New Jersey representative.

When a withdrawal is made, the Contract Fund is reduced by the sum of the cash withdrawn, the withdrawal fee, and any applicable surrender charge. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise.

Withdrawal of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept in-force under the Death Benefit Guarantee. This is because, for purposes of determining whether a lapse has occurred, Pruco Life of New Jersey treats withdrawals as a return of premium. Therefore, withdrawals decrease the accumulated net payments. See Death Benefit Guarantee, page 23.

Decreases in Basic Insurance Amount

As described earlier, you may make a withdrawal (see Withdrawals, page 29). You also have the additional option of decreasing the basic insurance amount of your Contract without withdrawing any cash surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed, will be able to decrease their amount of insurance protection and the monthly deductions for the cost of insurance without decreasing their current cash surrender value. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of up to $25 and a surrender charge may be deducted. If we ask you to, you must send us your Contract to be endorsed. The Contract will be amended to show the new basic insurance amount, charges, values in the appropriate tables and the effective date of the decrease.

If you decrease your basic insurance amount to an amount equal to or greater than the Surrender Charge Threshold shown in your Contract, we will not impose a surrender charge. The Surrender Charge Threshold is the lowest basic insurance amount since issue. If you decrease your basic insurance amount below this threshold, we will subtract the new basic insurance amount from the threshold amount. We will then multiply the surrender charge (see Surrender Charge, page 19) by the lesser of this difference and the amount of the decrease and divide by the threshold amount. The result is the maximum surrender charge we will deduct from the Contract Fund as a result of this transaction.

The minimum permissible decrease for your Contract is shown under Contract Limitations in your Contract data pages. The basic insurance amount after the decrease may not be lower than the minimum basic insurance amount. No reduction will be permitted if it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. The basic insurance amount cannot be restored to any greater amount once a decrease has taken effect.

It is important to note, however, that if the basic insurance amount is decreased at any time during the life of the Contract, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 33. Before requesting any decrease in basic insurance amount, you should consult with your Pruco Life of New Jersey representative.

When Proceeds Are Paid

Pruco Life of New Jersey will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Home Office. Other than the death benefit, which is determined as of the date of the second death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Pruco Life of New Jersey may delay payment of proceeds from the variable investment options and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, Pruco Life of New Jersey expects to pay the cash surrender value promptly upon request. However, Pruco Life of New Jersey has the right to delay payment of such cash value for up to six months (or a shorter period if required by applicable law). Any payable death benefit will be credited with interest from the date of death in accordance with applicable law.

Illustrations of Cash Surrender Values, Death Benefits, and Accumulated Premiums

The following four tables (pages T1 through T4) show how a Contract's death benefit and cash surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions, which are described below. All four tables assume the following:

o a Contract with a basic insurance amount of $1,000,000 bought by a 55 year old male Preferred Non-Smoker and a 50 year old female Preferred Best, with no extra risks and no extra benefit riders added to the Contract.

o the Target Premium amount (see Premiums, page 21) is paid on each Contract anniversary and no loans are taken.

o the Contract Fund has been invested in equal amounts in each of the 36 portfolios of the Funds and no portion of the Contract Fund has been allocated to the fixed-rate option.

The first table (page T1) assumes a Type A (fixed) Contract has been purchased and the second table (page T2) assumes a Type B (variable) Contract has been purchased. Both assume the current charges will continue indefinitely. The third and fourth tables (pages T3 and T4) are based upon the same assumptions except it is assumed the maximum contractual charges have been made from the beginning. See Charges and Expenses, page 14.

Under the Type B Contract the death benefit changes to reflect investment returns. Under the Type A Contract, the death benefit increases only if the Contract Fund becomes large enough that an increase in the death benefit is necessary for the Contract to satisfy the Internal Revenue Code's definition of life insurance. See Type of Death Benefit, page 19.

There are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column in the following four tables (pages T1 through T4) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable in each of the years shown for the four different assumed investment returns. The last four columns show the cash surrender value payable in each of the years shown for the four different assumed investment returns.


A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the 36 portfolios of 0.86%, and the daily deduction from the Contract Fund of 0.9% per year. Thus, gross returns of 0%, 4%, 8% and 12% are the equivalent of net returns of -1.76%, 2.24%, 6.24% and 10.24%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.86% and will depend on which variable investment options are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Funds and under the Contract.


If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 55 year old man and a 50 year old woman, may be useful for a 55 year old man and a 50 year old woman, but would be inaccurate if made for insureds of other ages, sex, or rating classes. Your Pruco Life of New Jersey representative can provide you with a hypothetical illustration for your own age, sex, and rating class.

                                  ILLUSTRATIONS
                                  -------------

                      SURVIVORSHIP VARIABLE UNIVERSAL LIFE
                             FIXED INSURANCE AMOUNT
                     MALE ISSUE AGE 55, PREFERRED NONSMOKER
                       FEMALE ISSUE AGE 50, PREFERRED BEST
                       $ 1,000,000 BASIC INSURANCE AMOUNT
                       $ 12,196.33 ANNUAL PREMIUM PAYMENT
                        USING CURRENT CONTRACTUAL CHARGES

                                       Death Benefit (1)                                     Cash Surrender Value (1)
                      ------------------------------------------------------  ----------------------------------------------------
                              Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
          Premiums                 Annual Investment Return of                          Annual Investment Return of
End of  Accumulated   ------------------------------------------------------  ----------------------------------------------------
Policy at 4% Interest   0% Gross      4% Gross      8% Gross     12% Gross      0% Gross     4% Gross     8% Gross     12% Gross
 Year     Per Year    (-1.76% Net)   (2.24% Net)   (6.24% Net)  (10.24% Net)  (-1.76% Net)  (2.24% Net)  (6.24% Net)  (10.24% Net)
------ -------------- ------------   -----------   -----------  ------------  ------------  -----------  -----------  ------------
   1    $   12,684     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $  4,020    $  4,408    $    4,796   $     5,184
   2    $   25,876     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 12,870    $ 14,014    $   15,190   $    16,397
   3    $   39,595     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 21,544    $ 23,816    $   26,213   $    28,739
   4    $   53,863     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 30,040    $ 33,811    $   37,897   $    42,318
   5    $   68,702     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 38,354    $ 43,997    $   50,276   $    57,252
   6    $   84,134     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 49,273    $ 57,219    $   66,294   $    76,638
   7    $  100,183     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 59,970    $ 70,668    $   83,201   $    97,861
   8    $  116,875     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 70,437    $ 84,337    $  101,042   $   121,095
   9    $  134,234     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 80,656    $ 98,207    $  119,854   $   146,529
  10    $  152,288     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 90,615    $112,270    $  139,683   $   174,376
  15    $  253,983     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $132,407    $181,557    $  252,663   $   355,935
  20    $  377,711     $1,000,000    $1,000,000    $1,000,000   $ 1,315,915      $166,627    $255,039    $  402,178   $   648,234
  25    $  528,244     $1,000,000    $1,000,000    $1,048,012   $ 1,940,999      $192,352    $332,457    $  602,306   $ 1,115,517
  30    $  711,392     $1,000,000    $1,000,000    $1,310,436   $ 2,807,724      $198,153    $404,962    $  862,129   $ 1,847,187
  35    $  934,218     $1,000,000    $1,000,000    $1,621,801   $ 4,049,188      $168,340    $462,683    $1,192,500   $ 2,977,344
  40    $1,205,321     $1,000,000    $1,000,000    $1,987,844   $ 5,817,427      $ 59,967    $482,596    $1,603,100   $ 4,691,473
  45    $1,535,159     $        0(2) $1,000,000    $2,374,064   $ 8,180,845      $      0(2) $322,752    $2,064,404   $ 7,113,778
  50    $1,936,457     $        0    $        0(2) $2,741,580   $11,162,338      $      0    $      0(2) $2,636,135   $10,733,017

(1)  Assumes no Contract loan has been made.

(2) Based on a gross return of 0% the Contract would go into default in policy year 42. Based on a gross return of 4% the Contract would go into default in policy year 48.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T1

                      SURVIVORSHIP VARIABLE UNIVERSAL LIFE
                            VARIABLE INSURANCE AMOUNT
                     MALE ISSUE AGE 55, PREFERRED NONSMOKER
                       FEMALE ISSUE AGE 50, PREFERRED BEST
                       $ 1,000,000 BASIC INSURANCE AMOUNT
                       $ 14,567.25 ANNUAL PREMIUM PAYMENT
                        USING CURRENT CONTRACTUAL CHARGES

                                       Death Benefit (1)                                     Cash Surrender Value (1)
                      ------------------------------------------------------  ----------------------------------------------------
                              Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
          Premiums                 Annual Investment Return of                          Annual Investment Return of
End of  Accumulated   ------------------------------------------------------  ----------------------------------------------------
Policy at 4% Interest   0% Gross      4% Gross      8% Gross     12% Gross      0% Gross     4% Gross     8% Gross     12% Gross
 Year     Per Year    (-1.76% Net)   (2.24% Net)   (6.24% Net)  (10.24% Net)  (-1.76% Net)  (2.24% Net)  (6.24% Net)  (10.24% Net)
------ -------------- ------------   -----------   -----------  ------------  ------------  -----------  -----------  ------------
   1    $   15,150     $1,010,983    $1,011,450    $1,011,918   $ 1,012,386      $  5,983    $  6,450    $    6,918   $     7,386
   2    $   30,906     $1,021,760    $1,023,144    $1,024,566   $ 1,026,027      $ 16,760    $ 18,144    $   19,566   $    21,027
   3    $   47,292     $1,032,327    $1,035,080    $1,037,983   $ 1,041,043      $ 27,327    $ 30,080    $   32,983   $    36,043
   4    $   64,334     $1,042,681    $1,047,255    $1,052,209   $ 1,057,569      $ 37,681    $ 42,255    $   47,209   $    52,569
   5    $   82,057     $1,052,818    $1,059,667    $1,067,286   $ 1,075,749      $ 47,818    $ 54,667    $   62,286   $    70,749
   6    $  100,489     $1,064,711    $1,074,355    $1,085,366   $ 1,097,916      $ 60,711    $ 70,355    $   81,366   $    93,916
   7    $  119,659     $1,076,344    $1,089,321    $1,104,521   $ 1,122,299      $ 73,344    $ 86,321    $  101,521   $   119,299
   8    $  139,595     $1,087,706    $1,104,553    $1,124,802   $ 1,149,108      $ 85,706    $102,553    $  122,802   $   147,108
   9    $  160,329     $1,098,775    $1,120,033    $1,146,252   $ 1,178,564      $ 97,775    $119,033    $  145,252   $   177,564
  10    $  181,892     $1,109,539    $1,135,746    $1,168,925   $ 1,210,919      $109,539    $135,746    $  168,925   $   210,919
  15    $  303,356     $1,159,785    $1,218,975    $1,304,614   $ 1,429,006      $159,785    $218,975    $  304,614   $   429,006
  20    $  451,136     $1,200,800    $1,306,464    $1,482,199   $ 1,777,399      $200,800    $306,464    $  482,199   $   777,399
  25    $  630,933     $1,231,091    $1,396,341    $1,714,024   $ 2,335,401      $231,091    $396,341    $  714,024   $ 1,335,401
  30    $  849,683     $1,236,207    $1,472,032    $2,000,799   $ 3,360,945      $236,207    $472,032    $1,000,799   $ 2,211,148
  35    $1,115,827     $1,198,034    $1,509,656    $2,337,657   $ 4,847,155      $198,034    $509,656    $1,337,657   $ 3,564,085
  40    $1,439,631     $1,076,826    $1,457,718    $2,691,572   $ 6,963,978      $ 76,826    $457,718    $1,691,572   $ 5,616,112
  45    $1,833,588     $        0(2) $1,099,553    $2,845,998   $ 9,793,308      $      0(2) $ 99,553    $1,845,998   $ 8,515,920
  50    $2,312,897     $        0    $        0(2) $2,140,992   $13,410,447      $      0    $      0(2) $1,140,992   $12,410,447

(1)  Assumes no Contract loan has been made.

(2) Based on a gross return of 0% the Contract would go into default in policy year 42. Based on a gross return of 4% the Contract would go into default in policy year 46.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T2

                      SURVIVORSHIP VARIABLE UNIVERSAL LIFE
                             FIXED INSURANCE AMOUNT
                     MALE ISSUE AGE 55, PREFERRED NONSMOKER
                       FEMALE ISSUE AGE 50, PREFERRED BEST
                       $ 1,000,000 BASIC INSURANCE AMOUNT
                       $ 12,196.33 ANNUAL PREMIUM PAYMENT
                        USING MAXIMUM CONTRACTUAL CHARGES

                                        Death Benefit (1)                                    Cash Surrender Value (1)
                      ------------------------------------------------------- ----------------------------------------------------
                               Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
          Premiums                  Annual Investment Return of                         Annual Investment Return of
End of  Accumulated   ------------------------------------------------------- ----------------------------------------------------
Policy at 4% Interest   0% Gross      4% Gross      8% Gross      12% Gross     0% Gross     4% Gross     8% Gross     12% Gross
 Year     Per Year    (-1.76% Net)   (2.24% Net)   (6.24% Net)   (10.24% Net) (-1.76% Net)  (2.24% Net)  (6.24% Net)  (10.24% Net)
------ -------------- ------------   -----------   -----------   ------------ ------------  -----------  -----------  ------------
   1    $   12,684     $1,000,000    $1,000,000    $1,000,000    $1,000,000      $    303     $    666     $  1,030    $    1,394
   2    $   25,876     $1,000,000    $1,000,000    $1,000,000    $1,000,000      $  8,379     $  9,445     $ 10,540    $   11,665
   3    $   39,595     $1,000,000    $1,000,000    $1,000,000    $1,000,000      $ 16,214     $ 18,319     $ 20,540    $   22,882
   4    $   53,863     $1,000,000    $1,000,000    $1,000,000    $1,000,000      $ 23,790     $ 27,268     $ 31,039    $   35,121
   5    $   68,702     $1,000,000    $1,000,000    $1,000,000    $1,000,000      $ 31,085     $ 36,268     $ 42,042    $   48,461
   6    $   84,134     $1,000,000    $1,000,000    $1,000,000    $1,000,000      $ 41,228     $ 48,497     $ 56,809    $   66,296
   7    $  100,183     $1,000,000    $1,000,000    $1,000,000    $1,000,000      $ 51,012     $ 60,754     $ 72,188    $   85,584
   8    $  116,875     $1,000,000    $1,000,000    $1,000,000    $1,000,000      $ 60,406     $ 73,004     $ 88,182    $  106,442
   9    $  134,234     $1,000,000    $1,000,000    $1,000,000    $1,000,000      $ 69,373     $ 85,205     $104,792    $  128,999
  10    $  152,288     $1,000,000    $1,000,000    $1,000,000    $1,000,000      $ 77,868     $ 97,305     $122,010    $  153,387
  15    $  253,983     $1,000,000    $1,000,000    $1,000,000    $1,000,000      $102,737     $145,509     $208,185    $  300,187
  20    $  377,711     $1,000,000    $1,000,000    $1,000,000    $1,058,124      $100,067     $174,002     $301,475    $  521,243
  25    $  528,244     $1,000,000    $1,000,000    $1,000,000    $1,453,801      $ 39,550     $150,522     $385,355    $  835,518
  30    $  711,392     $        0(2) $        0(2) $1,000,000    $1,882,434      $      0(2)  $      0(2)  $420,450    $1,238,443
  35    $  934,218     $        0    $        0    $1,000,000    $2,346,665      $      0     $      0     $305,195    $1,725,489
  40    $1,205,321     $        0    $        0    $        0(2) $2,863,140      $      0     $      0     $      0(2) $2,308,984
  45    $1,535,159     $        0    $        0    $        0    $3,504,600      $      0     $      0     $      0    $3,047,479
  50    $1,936,457     $        0    $        0    $        0    $4,297,338      $      0     $      0     $      0    $4,132,056

(1)  Assumes no Contract loan has been made.

(2) Based on a gross return of 0% the Contract would go into default in policy year 27. Based on a gross return of 4% the Contract would go into default in policy year 30. Based on a gross return of 8% the Contract would go into default in policy year 39.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T3

                      SURVIVORSHIP VARIABLE UNIVERSAL LIFE
                            VARIABLE INSURANCE AMOUNT
                     MALE ISSUE AGE 55, PREFERRED NONSMOKER
                       FEMALE ISSUE AGE 50, PREFERRED BEST
                       $ 1,000,000 BASIC INSURANCE AMOUNT
                       $ 14,567.25 ANNUAL PREMIUM PAYMENT
                        USING MAXIMUM CONTRACTUAL CHARGES

                                         Death Benefit (1)                                    Cash Surrender Value (1)
                       ------------------------------------------------------ ----------------------------------------------------
                                Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
          Premiums                   Annual Investment Return of                         Annual Investment Return of
End of  Accumulated    ------------------------------------------------------ ----------------------------------------------------
Policy at 4% Interest   0% Gross      4% Gross      8% Gross      12% Gross     0% Gross     4% Gross     8% Gross     12% Gross
 Year     Per Year    (-1.76% Net)   (2.24% Net)   (6.24% Net)   (10.24% Net) (-1.76% Net)  (2.24% Net)  (6.24% Net)  (10.24% Net)
------ -------------- ------------   -----------   -----------   ------------ ------------  -----------  -----------  ------------
   1    $   15,150     $1,010,178    $1,010,617    $1,011,057    $1,011,498      $  2,178    $  2,617    $  3,057     $    3,498
   2    $   30,906     $1,020,094    $1,021,388    $1,022,719    $1,024,085      $ 12,094    $ 13,388    $ 14,719     $   16,085
   3    $   47,292     $1,029,733    $1,032,296    $1,035,001    $1,037,853      $ 21,733    $ 24,296    $ 27,001     $   29,853
   4    $   64,334     $1,039,075    $1,043,318    $1,047,917    $1,052,894      $ 31,075    $ 35,318    $ 39,917     $   44,894
   5    $   82,057     $1,048,097    $1,054,427    $1,061,476    $1,069,310      $ 40,097    $ 46,427    $ 53,476     $   61,310
   6    $  100,489     $1,058,509    $1,067,390    $1,077,541    $1,089,122      $ 52,109    $ 60,990    $ 71,141     $   82,722
   7    $  119,659     $1,068,510    $1,080,410    $1,094,371    $1,110,720      $ 63,710    $ 75,610    $ 89,571     $  105,920
   8    $  139,595     $1,078,064    $1,093,445    $1,111,968    $1,134,241      $ 74,864    $ 90,245    $108,768     $  131,041
   9    $  160,329     $1,087,128    $1,106,443    $1,130,327    $1,159,828      $ 85,528    $104,843    $128,727     $  158,228
  10    $  181,892     $1,095,648    $1,119,340    $1,149,432    $1,187,627      $ 95,648    $119,340    $149,432     $  187,627
  15    $  303,356     $1,127,160    $1,178,765    $1,254,198    $1,364,703      $127,160    $178,765    $254,198     $  364,703
  20    $  451,136     $1,127,214    $1,213,704    $1,361,653    $1,615,537      $127,214    $213,704    $361,653     $  615,537
  25    $  630,933     $1,065,840    $1,185,575    $1,433,715    $1,943,877      $ 65,840    $185,575    $433,715     $  943,877
  30    $  849,683     $        0(2) $1,018,668    $1,382,994    $2,316,638      $      0(2) $ 18,668    $382,994     $1,316,638
  35    $1,115,827     $        0    $        0(2) $1,060,778    $2,646,987      $      0    $      0(2) $ 60,778     $1,646,987
  40    $1,439,631     $        0    $        0    $        0(2) $2,765,295      $      0    $      0    $      0(2)  $1,765,295
  45    $1,833,588     $        0    $        0    $        0    $2,344,475      $      0    $      0    $      0     $1,344,475
  50    $2,312,897     $        0    $        0    $        0    $        0(2)   $      0    $      0    $      0     $        0(2)

(1)  Assumes no Contract loan has been made.

(2) Based on a gross return of 0% the Contract would go into default in policy year 28. Based on a gross return of 4% the Contract would go into default in policy year 31. Based on a gross return of 8% the Contract would go into default in policy year 36. Based on a gross return of 12% the Contract would go into default in policy year 49.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T4

Contract Loans

You may borrow from Pruco Life of New Jersey an amount up to the current "loan value" of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time will equal the sum of
(a) 90% of the cash value attributable to the variable investment  options,  and
(b) the balance of the cash value, provided the Contract is not in default. A Contract in default has no loan value. The minimum loan amount you may borrow is $500.

Interest charged on a loan accrues daily. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, it becomes part of the loan and we will charge interest on it, too. Except in the case of preferred loans, we charge interest at an effective annual rate of 5%.

Unless you ask us otherwise, a portion of the amount you may borrow on or after the 10th Contract anniversary will be considered a preferred loan up to an amount equal to the maximum preferred loan amount. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. Only new loans borrowed after the 10th Contract anniversary may be considered preferred loans; standard loans will not automatically be converted into preferred loans. Preferred loans are charged interest at an effective annual rate of 4.25%.

The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt equals or exceeds the cash value, the Contract will go into default. We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract in-force for a limited time. If the Contract debt equals or exceeds the cash value and you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the contract. Reinstatement of the contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See Tax Treatment of Contract Benefits, page 33 and Lapse and Reinstatement, page 36.

When a loan is made, an amount equal to the loan proceeds is transferred out of the Account and/or the fixed-rate option, as applicable. Unless you ask us to take the loan amount from specific investment options and we agree, the reduction will be made in the same proportions as the loanable amount in each variable investment option and the fixed-rate option bears to the total loanable amount of the Contract. When you take a loan, the amount of the loan continues to be a part of the Contract Fund and is credited with interest at an effective annual rate of 4%. Therefore, the net cost of a standard loan is 1% and the net cost of a preferred loan is "%.


Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract's crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Pruco Life of New Jersey would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful.


Any Contract debt will be deducted from the death benefit should the death benefit become payable while a loan is outstanding. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 33.

Any Contract debt will be deducted from the cash value to calculate the cash surrender value should the Contract be surrendered.

In addition, even if the loan is fully repaid, it may have an effect on future death benefits, because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the variable investment options by the amount of that repayment, plus the interest credits accrued on the loan since the last transaction date. To do this, we will use your investment allocation for future premium payments as of the loan payment date. We will also decrease the portion of the Contract Fund on which we credit the guaranteed annual interest rate of 4% by the amount of loan you repay.

Sale of the Contract and Sales Commissions


Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below.

Commissions are based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium may vary from the Target Premium, depending on the age and rating class of the insureds, any extra risk charges, or additional riders.


Generally, representatives will receive a commission of no more than:


(1) 50% of the premiums received in the first 12 months following the Contract Date on premiums up to the Commissionable Target Premium amount (see Premiums, page 21);

(2) 3% commission on premiums received in the first 12 months following the Contract Date in excess of the Commissionable Target Premium amount;


(3)  4% of premiums received in years two through 10;


Moreover, trail commissions of 0.0375% of an amount determined by averaging the Contract Fund less all outstanding loans as of the first and last day of each calendar quarter starting with the second Contract year may be paid.


Representatives with less than four years of service may receive compensation on a different basis. Representatives who meet certain productivity or persistency standards may be eligible for additional compensation.

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,

o    the Contract's death benefit will be income tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions . The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

     Contracts Not Classified as Modified Endowment Contracts.

          o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

          o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

          o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

          o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, there is some risk the Internal Revenue Service might assert that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract's crediting rate. Were the Internal Revenue Service to take this position, Pruco Life of New Jersey would take reasonable steps to avoid this result, including modifying the Contract's loan provisions.

     Modified Endowment Contracts.

          o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

          o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

          o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

          o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life of New Jersey, to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life of New Jersey reserves the right to make such changes as it deems necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on

Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

Lapse and Reinstatement

Pruco Life of New Jersey will determine the value of the cash surrender value on each Monthly date. If the cash surrender value is zero or less, the Contract is in default unless it remains in-force under the Death Benefit Guarantee. See Death Benefit Guarantee, page 23. If the Contract debt ever grows to be equal to or more than the cash surrender value, the Contract will be in default. Should this happen, Pruco Life of New Jersey will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default. This payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. If the second death occurs past the grace period, no death benefit is payable. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 33.

A Contract that ended in default may be reinstated within five years after the date of default if all the following conditions are met:

     (1) both insureds are alive or one insured is alive and the Contract ended without value after the death of the other insured;

     (2) you must provide renewed evidence of insurability on any insured who was living when the Contract went into default;

     (3) submission of certain payments sufficient to bring the Contract up to date and cover all charges and deductions for the next three months; and

     (4) any Contract debt with interest to date must be restored or paid back. If the Contract debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement.

The reinstatement date will be the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with a refund of that part of any surrender charge deducted at the time of default which would have been charged if the Contract were surrendered immediately after reinstatement.

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits under Contracts issued on males and females of the same age will generally differ. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Other General Contract Provisions

Assignment. This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life of New Jersey's consent. Pruco Life of New Jersey assumes no responsibility for the validity or sufficiency of any assignment, and we will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

Beneficiary. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the second insured to die do so with no surviving beneficiary, that insured's estate will become the beneficiary, unless someone other than the insureds owned the Contract. In that case, we will make the Contract owner or the Contract owner's estate the beneficiary.

Incontestability. We will not contest the Contract after it has been in-force during the lifetime of both insureds for two years from the issue date. The exceptions are: (1) non-payment of enough premium to pay the required charges; and (2) when any change is made in the Contract that requires Pruco Life of New Jersey's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of at least one insured. At the end of the second Contract year we will mail you a notice requesting that you tell us if either insured has died. Failure to tell us of the death of an insured will not avoid a contest, if we have a basis for one, even if premium payments continue to be made.

Misstatement of Age or Sex. If an insured's stated age or sex or both are incorrect in the Contract, Pruco Life of New Jersey will adjust each benefit and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

Simultaneous  Death.  If both insureds die while the Contract is in-force and we
find  there  is  lack  of   sufficient   evidence  that  they  died  other  than
simultaneously, we will assume that the older insured died first.

Suicide Exclusion. If either insured, whether sane or insane, dies by suicide within two years from the issue date, the Contract will end and we will return the premiums paid. If there is a surviving insured, we will make a new contract available on the life of that insured. The issue age, Contract date, and the insured's underwriting classification will be the same as they are in the Contract. The amount of coverage will be the lesser of (1) the contract's basic insurance amount, and (2) the maximum amount we allow on the Contract date for single life contracts. The new contract will not take effect unless all premiums due since the Contract date are paid within 31 days after we notify you of the availability of the new contract.

Riders

Contract owners may be able to obtain extra fixed benefits which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date.

One rider gives insureds the option to exchange the Contract for two new life insurance contracts, one on the life of each insured, in the event of a divorce or if certain changes in tax law occur. Exercise of this option may give rise to taxable income. Another pays an additional amount if both insureds die within a specified number of years. See Tax Treatment of Contract Benefits, page 33. Certain restrictions may apply; they are clearly described in the applicable rider. Any Pruco Life of New Jersey representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life of New Jersey upon written request.

Substitution of Fund Shares

Although Pruco Life of New Jersey believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Funds may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Pruco Life of New Jersey may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, may be required. Contract owners will be notified of any such substitution.

Reports to Contract Owners

Once each year, Pruco Life of New Jersey will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

State Regulation

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Experts


The financial statements of Pruco Life of New Jersey as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and the financial statements of the Survivorship Variable Universal Life Subaccounts of the Account as of December 31, 2001 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Pamela A. Schiz, MAAA, FSA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.


Litigation and Regulatory Proceedings

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Pruco Life of New Jersey and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries, including Pruco Life of New Jersey, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.


As of December 31, 2001 Prudential and/or Pruco Life of New Jersey remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and Pruco Life of New Jersey believed that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or Pruco Life of New Jersey. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential has indemnified Pruco Life of New Jersey for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

Pruco Life of New Jersey's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life of New Jersey in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life of New Jersey's financial position.


Additional Information

Pruco Life of New Jersey has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

Further information may also be obtained from Pruco Life of New Jersey. The address and telephone number are set forth on the inside front cover of this prospectus.

Financial Statements

The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations during the past 5 years, are shown below.

                      DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JAMES J. AVERY, JR., Vice Chairman and Director - President, Prudential Individual Life Insurance since 1998; prior to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group.

VIVIAN L. BANTA, President, Chairman, and Director - Executive Vice President, Individual Financial Services, U.S. Consumer Group since 2000; 1998 to 1999:
Consultant, Individual Financial Services; prior to 1998: Consultant, Morgan Stanley.

RICHARD J. CARBONE, Director - Senior Vice President and Chief Financial Officer since 1997.

HELEN M. GALT, Director - Company Actuary, Prudential since 1993.

JEAN D. HAMILTON, Director - Executive Vice President, Prudential Institutional since 1998; prior to 1998: President, Diversified Group.

RONALD P. JOELSON, Director - Senior Vice President, Prudential Asset, Liability and Risk Management since 1999; prior to 1999: President, Guaranteed Products, Prudential Institutional.

DAVID R. ODENATH, JR., Director - President, Prudential Investments since 1999; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.

                         OFFICERS WHO ARE NOT DIRECTORS

SHAUN M. BYRNES, Senior Vice President - Senior Vice President, Director of Mutual Funds, Annuities and UITs, Prudential Investments since 2001; 2000 to 2001: Senior Vice President, Director of Research, Prudential Investments; 1999 to 2000: Senior Vice President, Director of Mutual Funds, Prudential
Investments;   prior  to  1999:   Vice  President,   Mutual  Funds,   Prudential
Investments.

C. EDWARD CHAPLIN, Treasurer - Senior Vice President and Treasurer, Prudential since 2000; prior to 2000, Vice President and Treasurer, Prudential.

THOMAS F. HIGGINS, Senior Vice President - Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999: Vice President, Mutual Funds, Prudential Individual Financial Services; prior to 1998: Principal, Mutual Fund Operations, The Vanguard Group.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary - Chief Counsel, Variable Products, Prudential Law Department since 1995.

ANDREW J. MAKO, Executive Vice President - Vice President, Finance, U.S. Consumer Group since 1999; prior to 1999: Vice President, Business Performance Management Group.

ESTHER H. MILNES, Senior Vice President - Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.

JAMES  M.  O'CONNOR,  Senior  Vice  President  and  Actuary  -  Vice  President,
Guaranteed Products since 2001; 1998 to 2000: Corporate Vice President, Guaranteed Products; prior to 1998: Corporate Actuary, Prudential Investments.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary - Vice President and Associate Actuary, Prudential since 1996.

WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer - Vice President and IFS Controller, Prudential Enterprise Financial Management since 2000; 1999 to 2000: Vice President and Individual Life Controller, Prudential Enterprise Financial Management; prior to 1999: Vice President, Accounting, Enterprise Financial Management.

The business address of all directors and officers of Pruco Life of New Jersey is 213 Washington Street, Newark, New Jersey 07102-2992.

PLNJ directors and officers are elected annually.

                           FINANCIAL STATEMENTS OF THE
               SURVIVORSHIP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2001

                                                                                      SUBACCOUNTS
                                                       ---------------------------------------------------------------------------
                                                         Prudential    Prudential                      Prudential      Prudential
                                                           Money       Diversified     Prudential      Flexible        Conservative
                                                           Market         Bond           Equity         Managed         Balanced
                                                         Portfolio      Portfolio      Portfolio       Portfolio        Portfolio
                                                       -------------   ------------   ------------    ------------    ------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered funds,
    at net asset value [Note 3] ...................... $   7,981,122   $ 25,729,790   $146,419,642    $205,957,982    $101,514,906
                                                       -------------   ------------   ------------    ------------    ------------
  Net Assets ......................................... $   7,981,122   $ 25,729,790   $146,419,642    $205,957,982    $101,514,906
                                                       =============   ============   ============    ============    ============

NET ASSETS, representing:
  Accumulation units [Note 9] ........................ $   7,981,122   $ 25,729,790   $146,419,642    $205,957,982    $101,514,906
                                                       -------------   ------------   ------------    ------------    ------------
                                                       $   7,981,122   $ 25,729,790   $146,419,642    $205,957,982    $101,514,906
                                                       =============   ============   ============    ============    ============
  Units outstanding ..................................     3,851,492      7,429,898     20,140,307      45,114,814      26,398,112
                                                       =============   ============   ============    ============    ============


                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A31

                                                                 A1

                                                    SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------------
                                                                                  T.Rowe
 Prudential        Prudential                                                      Price                          Janus
 High Yield          Stock         Prudential      Prudential     Prudential   International       AIM V.I.       Aspen
   Bond              Index           Value           Global        Jennison        Stock            Value         Growth
 Portfolio         Portfolio       Portfolio       Portfolio      Portfolio      Portfolio          Fund         Portfolio
------------      ------------    ------------    ------------   ------------    ----------      -----------    -----------




$ 32,793,243      $ 92,150,788    $ 13,504,837    $ 57,396,780   $ 19,499,321    $   83,418      $   317,423    $   404,665
------------      ------------    ------------    ------------   ------------    ----------      -----------    -----------
$ 32,793,243      $ 92,150,788    $ 13,504,837    $ 57,396,780   $ 19,499,321    $   83,418      $   317,423    $   404,665
============      ============    ============    ============   ============    ==========      ===========    ===========



$ 32,793,243      $ 92,150,788    $ 13,504,837    $ 57,396,780   $ 19,499,321    $   83,418      $   317,423    $   404,665
------------      ------------    ------------    ------------   ------------    ----------      -----------    -----------
$ 32,793,243      $ 92,150,788    $ 13,504,837    $ 57,396,780   $ 19,499,321    $   83,418      $   317,423    $   404,665
============      ============    ============    ============   ============    ==========      ===========    ===========
  14,583,273        38,188,985       2,639,394      33,173,812      8,388,864       124,345          432,628        647,910
============      ============    ============    ============   ============    ==========      ===========    ===========


                                  SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A31

                                                              A2

                                                   FINANCIAL STATEMENTS OF THE
                                       SURVIVORSHIP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                      PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2001

                                                                                      SUBACCOUNTS
                                                       -------------------------------------------------------------------------
                                                            MFS                                       Prudential
                                                         Emerging       American                     SP Alliance      Prudential
                                                          Growth        Century        Franklin       Large Cap       SP Davis
                                                          Series        VP Value       Small Cap       Growth          Value
                                                        Portfolio         Fund           Fund         Portfolio       Portfolio
                                                       -----------     ----------     ------------    ---------       ----------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered funds,
    at net asset value [Note 3] ...................... $   130,698     $   59,547     $    144,449    $   6,650       $   32,256
                                                       -----------     ----------     ------------    ---------       ----------
    Net Assets ....................................... $   130,698     $   59,547     $    144,449    $   6,650       $   32,256
                                                       ===========     ==========     ============    =========       ==========


NET ASSETS, representing:
  Accumulation units [Note 9] ........................ $   130,698     $   59,547     $    144,449    $   6,650       $   32,256
                                                       -----------     ----------     ------------    ---------       ----------
                                                       $   130,698     $   59,547     $    144,449    $   6,650       $   32,256
                                                       ===========     ==========     ============    =========       ==========
  Units outstanding ..................................     217,113         44,326          203,031        6,897           33,445
                                                       ===========     ==========     ============    =========       ==========


                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A31

                                                                A3

                                                  SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------------
                  Prudential                                                                                    Prudential
                  SP INVESCO                                                     Prudential    Prudential      SP Strategic
  Prudential         Small        Prudential      Prudential     Prudential        SP AIM        SP MFS          Partners
SP Small/Mid       Company         SP PIMCO        SP PIMCO       SP Large       Growth and      Capital         Focused
  Cap Value         Growth       Total Return     High Yield     Cap Value         Income     Opportunities      Growth
  Portfolio       Portfolio        Portfolio       Portfolio     Portfolio       Portfolio      Portfolio       Portfolio
--------------    ---------       -----------     -----------    ----------      ---------    -------------    ------------




$       14,750    $   1,325       $    31,427     $     9,929    $      697      $   1,178       $  497         $   1,821
--------------    ---------       -----------     -----------    ----------      ---------       ------         ---------
$       14,750    $   1,325       $    31,427     $     9,929    $      697      $   1,178       $  497         $   1,821
==============    =========       ===========     ===========    ==========      =========       ======         =========



$       14,750    $   1,325       $    31,427     $     9,929    $      697      $   1,178       $  497         $   1,821
--------------    ---------       -----------     -----------    ----------      ---------       ------         ---------
$       14,750    $   1,325       $    31,427     $     9,929    $      697      $   1,178       $  497         $   1,821
==============    =========       ===========     ===========    ==========      =========       ======         =========
        14,971        1,356            29,749           9,795           732          1,281          612             1,961
==============    =========       ===========     ===========    ==========      =========       ======         =========


                                SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A31

                                                             A4

                                                     FINANCIAL STATEMENTS OF THE
                                         SURVIVORSHIP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                        PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2001

                                                                                      SUBACCOUNTS
                                                       ---------------------------------------------------------------------------
                                                                          SP           Prudential                    Prudential SP
                                                       Prudential      Prudential        SP AIM       Prudential     Conservative
                                                       SP MFS Mid     US Emerging      Aggressive    SP Alliance        Asset
                                                       Cap Growth       Growth           Growth       Technology      Allocation
                                                        Portfolio      Portfolio       Portfolio      Portfolio       Portfolio
                                                       -----------     ----------      ----------    -----------     -------------
ASSETS
  Investment in The Prudential Series Fund, Inc
    Portfolios and non-Prudential administered funds,
    at net asset value [Note 3] ...................... $     5,847     $   12,843       $   260       $     1,472       $   425
                                                       -----------     ----------       -------       -----------       -------
  Net Assets ......................................... $     5,847     $   12,843       $   260       $     1,472       $   425
                                                       ===========     ==========       =======       ===========       =======


NET ASSETS, representing:
                                                       -----------     ----------       -------       -----------       -------
  Accumulation units [Note 9] ........................ $     5,847     $   12,843       $   260       $     1,472       $   425
                                                       $     5,847     $   12,843       $   260       $     1,472       $   425
                                                       ===========     ==========       =======       ===========       =======
  Units outstanding ..................................       6,253         13,918           297             1,702           424
                                                       ===========     ==========       =======       ===========       =======



                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A31

                                                                 A5

------------------------------------------------------------------------------
Prudential         Prudential             Prudential              Prudential
SP Balance         SP Growth             SP Jennison             SP Deutsche
  Asset              Asset               International           International
Allocation         Allocation               Growth                  Equity
Portfolio          Portfolio              Portfolio               Portfolio
----------         ----------            -------------           -------------



$       22          $   770                $   11,180              $   5,197
----------          -------                ----------              ---------
$       22          $   770                $   11,180              $   5,197
==========          =======                ==========              =========



$       22          $   770                $   11,180              $   5,197
----------          -------                ----------              ---------
$       22          $   770                $   11,180              $   5,197
==========          =======                ==========              =========
        22              798                    12,453                  5,882
==========          =======                ==========              =========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A31


                                      A6

                                                    FINANCIAL STATEMENTS OF THE
                                        SURVIVORSHIP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                       PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 2001, 2000 and 1999

                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------------
                                                             Prudential                                 Prudential
                                                            Money Market                             Diversified Bond
                                                             Portfolio                                  Portfolio
                                              ----------------------------------------    -----------------------------------------
                                               01/01/2001    01/01/2000     01/01/1999    01/01/2001    01/01/2000      01/01/1999
                                                    to            to             to           to             to             to
                                               12/31/2001    12/31/2000     12/31/1999    12/31/2001     12/31/2000     12/31/1999
                                              -----------    -----------    -----------   -----------    -----------    -----------
INVESTMENT INCOME
  Dividend income ..........................  $   311,620    $   440,102    $   362,423   $ 1,551,331    $ 1,453,002    $         0
                                              -----------    -----------    -----------   -----------    -----------    -----------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 4A] ..............................       45,910         43,718         44,562       151,840        139,022        144,104
                                              -----------    -----------    -----------   -----------    -----------    -----------
  Reimbursement for excess expenses
    [Note 4D] ..............................       (2,325)        (2,905)        (1,825)      (10,110)       (11,804)        (6,334)
                                              -----------    -----------    -----------   -----------    -----------    -----------
NET EXPENSES ...............................       43,585         40,813         42,737       141,730        127,218        137,770
                                              -----------    -----------    -----------   -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS) ...............      268,035        399,289        319,686     1,409,601      1,325,784       (137,770)
                                              -----------    -----------    -----------   -----------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received .....            0              0              0             0          2,919         67,535
  Realized gain (loss) on shares redeemed ..            0              0              0       105,815         53,547         41,756
  Net change in unrealized gain (loss)
    on investments .........................            0              0              0        24,833        665,982       (295,317)
                                              -----------    -----------    -----------   -----------    -----------    -----------
NET GAIN (LOSS) ON INVESTMENTS .............            0              0              0       130,648        722,448       (186,026)
                                              -----------    -----------    -----------   -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ...............................  $   268,035    $   399,289    $   319,686   $ 1,540,249    $ 2,048,232    $  (323,796)
                                              ===========    ===========    ===========   ===========    ===========    ===========


                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A31

                                                                A7

                                                      SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------------


                  Prudential                                  Prudential                                  Prudential
                    Equity                                 Flexible Managed                         Conservative Balanced
                  Portfolio                                    Portfolio                                   Portfolio
-------------------------------------------   -------------------------------------------    ---------------------------------------
  01/01/2001     01/01/2000     01/01/1999     01/01/2001     01/01/2000      01/01/1999     01/01/2001    01/01/2000    01/01/1999
     to              to             to             to             to              to             to            to           to
 12/31/2001      12/31/2000     12/31/1999     12/31/2001     12/31/2000      12/31/1999     12/31/2001    12/31/2000    12/31/1999
------------    ------------    -----------   ------------    -----------    ------------    -----------   -----------   ----------


$  1,282,928    $  3,310,665    $ 3,250,226   $  7,986,177    $ 8,423,889    $     11,143    $ 3,518,834   $ 4,041,954   $4,689,573
------------    ------------    -----------   ------------    -----------    ------------    -----------   -----------   ----------





     927,931       1,052,093      1,150,889      1,309,601      1,448,957       1,509,261        644,366       693,384      718,530
------------    ------------    -----------   ------------    -----------    ------------    -----------   -----------   ----------

    (152,606)       (165,294)      (158,561)      (490,928)      (539,155)       (544,224)      (177,587)     (202,407)    (190,933)
------------    ------------    -----------   ------------    -----------    ------------    -----------   -----------   ----------
     775,325         886,799        992,328        818,673        909,802         965,037        466,779       490,977      527,597
------------    ------------    -----------   ------------    -----------    ------------    -----------   -----------   ----------
     507,603       2,423,866      2,257,898      7,167,504      7,514,087        (953,894)     3,052,055     3,550,977    4,161,976
------------    ------------    -----------   ------------    -----------    ------------    -----------   -----------   ----------




   8,232,241      28,254,310     22,859,279      3,084,677      3,321,644       2,827,339      1,082,007       823,803      658,398
    (276,033)      5,712,248      5,681,025       (359,305)     1,182,171       1,322,321        (22,178)      573,190      787,439

 (28,252,361)    (31,851,882)    (9,060,032)   (23,428,493)   (16,361,667)     14,382,751     (6,728,564)   (5,935,872)   1,388,838
------------    ------------    -----------   ------------    -----------    ------------    -----------   -----------   ----------
 (20,296,153)      2,114,676     19,480,272    (20,703,121)   (11,857,852)     18,532,411     (5,668,735)   (4,538,879)   2,834,675
------------    ------------    -----------   ------------    -----------    ------------    -----------   -----------   ----------




$(19,788,550)   $  4,538,542    $21,738,170   $(13,535,617)   $(4,343,765)   $ 17,578,517    $(2,616,680)  $  (987,902)  $6,996,651
============    ============    ===========   ============    ===========    ============    ===========   ===========   ==========


                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A31

                                                                A8

                                                     FINANCIAL STATEMENTS OF THE
                                         SURVIVORSHIP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                        PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 2001, 2000 and 1999


                                                                                SUBACCOUNTS
                                             ---------------------------------------------------------------------------------------


                                                            Prudential                                    Prudential
                                                          High Yield Bond                                Stock Index
                                                            Portfolio                                     Portfolio
                                             ----------------------------------------    -------------------------------------------
                                              01/01/2001    01/01/2000     01/01/1999     01/01/2001      01/01/2000     01/01/1999
                                                  to            to             to             to              to             to
                                              12/31/2001    12/31/2000     12/31/1999     12/31/2001      12/31/2000     12/31/1999
                                             -----------    -----------    ----------    ------------    ------------   ------------
INVESTMENT INCOME
  Dividend income .......................... $ 3,949,700    $ 3,549,924    $   85,549    $    935,452    $    761,936   $    767,914
                                             -----------    -----------    ----------    ------------    ------------   ------------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 4A] ..............................     195,440        182,255       193,583         479,993         521,945        443,707
                                             -----------    -----------    ----------    ------------    ------------   ------------
  Reimbursement for excess expenses
    [Note 4D] ..............................           0              0             0               0               0              0
                                             -----------    -----------    ----------    ------------    ------------   ------------
NET EXPENSES ...............................     195,440        182,255       193,583         479,993         521,945        443,707
                                             -----------    -----------    ----------    ------------    ------------   ------------
NET INVESTMENT INCOME (LOSS) ...............   3,754,260      3,367,669      (108,034)        455,459         239,991        324,207
                                             -----------    -----------    ----------    ------------    ------------   ------------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received .....           0              0             0       5,402,695       3,072,410        976,749
  Realized gain (loss) on shares redeemed ..    (129,005)      (102,471)     (217,380)        242,550         618,918      4,605,818
  Net change in unrealized gain (loss)
    on investments .........................  (4,326,984)    (5,925,033)    1,589,321     (17,922,602)    (13,317,734)     8,162,150
                                             -----------    -----------    ----------    ------------    ------------   ------------
NET GAIN (LOSS) ON INVESTMENTS .............  (4,455,989)    (6,027,504)    1,371,941     (12,277,357)     (9,626,406)    13,744,717
                                             -----------    -----------    ----------    ------------    ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ............................... $  (701,729)   $(2,659,835)   $1,263,907    $(11,821,898)   $ (9,386,415)  $ 14,068,924
                                             ===========    ===========    ==========    ============    ============   ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A31

                                                                 A9

                                                       SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------------


                Prudential                                  Prudential                                   Prudential
                  Value                                      Global                                      Jennison
                Portfolio                                   Portfolio                                    Portfolio
----------------------------------------    ------------------------------------------    -----------------------------------------
01/01/2001      01/01/2000    01/01/1999     01/01/2001     01/01/2000      01/01/1999    01/01/2001     01/01/2000      01/01/1999
    to              to            to               to           to               to            to            to              to
12/31/2001      12/31/2000    12/31/1999     12/31/2001     12/31/2000      12/31/1999    12/31/2001     12/31/2000      12/31/1999
-----------     ----------    ----------    ------------   ------------    -----------    -----------   ------------     ----------


$   214,768     $  255,532    $  273,914    $    215,564    $   589,378    $   295,800    $    35,503   $     21,894     $   22,451
-----------     ----------    ----------    ------------   ------------    -----------    -----------   ------------     ----------





     80,796         67,287        71,439         370,495        491,115        411,889       132,894         197,538         81,659
-----------     ----------    ----------    ------------   ------------    -----------    -----------   ------------     ----------

          0              0             0               0              0              0              0              0              0
-----------     ----------    ----------    ------------   ------------    -----------    -----------   ------------     ----------
     80,796         67,287        71,439         370,495        491,115        411,889        132,894        197,538         81,659
-----------     ----------    ----------    ------------   ------------    -----------    -----------   ------------     ----------
    133,972        188,245       202,475        (154,931)        98,263       (116,089)       (97,391)      (175,644)       (59,208)
-----------     ----------    ----------    ------------   ------------    -----------    -----------   ------------     ----------




  1,268,282        894,397     1,332,460      14,209,672       5,399,070       518,662        210,333      4,317,956        970,020
    472,503         19,473       244,341        (137,203)       546,962      1,889,924     (2,463,081)        22,827        108,823

 (1,776,579)       524,291      (422,725)    (26,692,302)   (21,942,646)    25,916,670     (3,214,381)   (11,283,218)     4,732,816
-----------     ----------    ----------    ------------   ------------    -----------    -----------   ------------     ----------
    (35,794)     1,438,161     1,154,076     (12,619,833)   (15,996,614)    28,325,256     (5,467,129)    (6,942,435)     5,811,659
-----------     ----------    ----------    ------------   ------------    -----------    -----------   ------------     ----------




$    98,178     $1,626,406    $1,356,551    $(12,774,764)  $(15,898,351)   $28,209,167    $(5,564,520)  $ (7,118,079)    $5,752,451
===========     ==========    ==========    ============   ============    ===========    ===========   ============     ==========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A31

                                                                 A10

                                                     FINANCIAL STATEMENTS OF THE
                                         SURVIVORSHIP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                        PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 2001, 2000 and 1999

                                                                                      SUBACCOUNTS
                                                        ---------------------------------------------------------------------------


                                                             T.Rowe Price                  AIM                      Janus
                                                          International Stock           V.I. Value               Aspen Growth
                                                               Portfolio                   Fund                    Portfolio
                                                        -----------------------  ------------------------   -----------------------
                                                        01/01/2001   05/01/2000*  01/01/2001   05/01/2000*  01/01/2001   05/01/2000*
                                                            to           to           to           to           to           to
                                                        12/31/2001   12/31/2000   12/31/2001   12/31/2000   12/31/2001   12/31/2000
                                                        ----------   ----------   ----------   ----------   ----------   ----------
INVESTMENT INCOME
  Dividend income .....................................  $  1,781    $      27    $     422    $     404    $     276    $      14
                                                         --------    ---------    ---------    ---------    ---------    ---------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 4A] .........................................       685           15        2,667          956        3,147           17
                                                         --------    ---------    ---------    ---------    ---------    ---------
  Reimbursement for excess expenses
    [Note 4D] .........................................         0            0            0            0            0            0
                                                         --------    ---------    ---------    ---------    ---------    ---------
NET EXPENSES ..........................................       685           15        2,667          956        3,147           17
                                                         --------    ---------    ---------    ---------    ---------    ---------
NET INVESTMENT INCOME (LOSS) ..........................     1,096           12       (2,245)        (552)      (2,871)          (3)
                                                         --------    ---------    ---------    ---------    ---------    ---------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ................         0          130        6,409       14,073          758            0
  Realized gain (loss) on shares redeemed .............      (705)        (789)      (4,794)        (478)      (4,405)         (17)
  Net change in unrealized gain (loss)
    on investments ....................................   (20,517)        (265)     (42,641)     (78,145)    (115,101)      (1,353)
                                                         --------    ---------    ---------    ---------    ---------    ---------
NET GAIN (LOSS) ON INVESTMENTS ........................   (21,222)        (924)     (41,026)     (64,550)    (118,748)      (1,370)
                                                         --------    ---------    ---------    ---------    ---------    ---------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ..........................................  $(20,126)   $    (912)   $ (43,271)   $ (65,102)   $(121,619)   $  (1,373)
                                                         ========    =========    =========    =========    =========    =========

* Date subaccounts became available (Note 1)


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A31


                                                                 A11

                                                       SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Prudential SP
                                                                        Prudential                                       INVESCO
           MFS               American                                   SP Alliance     Prudential    Prudential          Small
      Emerging Growth       Century VP              Franklin             Large Cap       SP Davis    SP Small/Mid        Company
          Series               Value               Small Cap               Growth          Value      Cap Value           Growth
        Portfolio              Fund                  Fund                Portfolio       Portfolio    Portfolio          Portfolio
-----------------------     ----------    ---------------------------    ----------     -----------   ----------        -----------
01/01/2001   05/01/2000*    06/29/2001    01/01/2001      05/01/2000*    02/12/2001*    02/12/2001*   02/12/2001*       02/12/2001*
    to           to            to             to              to              to            to            to                to
12/31/2001   12/31/2000     12/31/2001    12/31/2001      12/31/2000     12/31/2001     12/31/2001    12/31/2001        12/31/2001
----------   ----------     ----------    ----------      ----------     ----------     ----------    ----------        ----------


$       0    $         0      $      0     $    497        $      0       $      0       $     32      $     11          $      0
---------    -----------      --------     --------        --------       --------       --------      --------          --------





       646           156           117          813              57              3             24             3                 0
---------    -----------      --------     --------        --------       --------       --------      --------          --------

         0             0             0            0               0              0              0             0                 0
---------    -----------      --------     --------        --------       --------       --------      --------          --------
       646           156           117          813              57              3             24             3                 0
---------    -----------      --------     --------        --------       --------       --------      --------          --------
      (646)         (156)         (117)        (316)            (57)            (3)             0             0
---------    -----------      --------     --------        --------       --------       --------      --------          --------




     5,520             0             0            0               0              0              0             0                 0
    (6,878)         (390)           25       (2,055)            (50)             0              1             0                 0

   (21,850)      (14,321)        5,663      (10,713)         (2,730)            94            897           121                16
---------    -----------      --------     --------        --------       --------       --------      --------          --------
   (23,208)      (14,711)        5,688      (12,768)         (2,780)            94            898           121                16
---------    -----------      --------     --------        --------       --------       --------      --------          --------




$  (23,854)  $   (14,867)     $  5,571     $(13,084)       $ (2,837)      $     91       $    906      $    129          $     16
==========   ===========      ========     ========        ========       ========       ========      ========          ========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A31

                                                                 A12

                                                     FINANCIAL STATEMENTS OF THE
                                         SURVIVORSHIP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                        PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 2001, 2000 and 1999

                                                                            SUBACCOUNTS
                                          ------------------------------------------------------------------------------------------
                                                                                                                       Prudential SP
                                                                                                                        Strategic
                                          Prudential SP   Prudential SP  Prudential    SP Prudential   SP  Prudential  SP Partners
                                           PIMCO Total     PIMCO High     Large Cap      AIM Growth     MFS Capital     Focused
                                            Return           Yield          Value        and Income    Opportunities     Growth
                                           Portfolio       Portfolio      Portfolio      Portfolio       Portfolio      Portfolio
                                           ----------      ----------     ----------     ----------      ----------     ----------
                                           08/06/2001*     08/06/2001*    08/06/2001*    08/06/2001*     02/12/2001*    08/06/2001*
                                               to              to             to              to             to             to
                                           12/31/2001      12/31/2001     12/31/2001     12/31/2001      12/31/2001     12/31/2001
                                           ----------      ----------     ----------     ----------      ----------     ----------
INVESTMENT INCOME
  Dividend income .......................   $    377        $    157       $      0       $      0        $      0       $      0
                                            --------        --------       --------       --------        --------       --------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] ...........................         24               5              0              0               0              0
                                            --------        --------       --------       --------        --------       --------
  Reimbursement for excess expenses
    [Note 5D] ...........................          0               0              0              0               0              0
                                            --------        --------       --------       --------        --------       --------
NET EXPENSES ............................         24               5              0              0               0              0
                                            --------        --------       --------       --------        --------       --------
NET INVESTMENT INCOME (LOSS) ............        353             152              0              0               0              0
                                            --------        --------       --------       --------        --------       --------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ..        602               0              0              0               0              0
  Realized gain (loss) on shares redeemed         58               0              0              0               0              0
  Net change in unrealized gain (loss)
    on investments ......................       (729)           (135)             5              5               7             16
                                            --------        --------       --------       --------        --------       --------
NET GAIN (LOSS) ON INVESTMENTS ..........        (69)           (135)             5              5               7             16
                                            --------        --------       --------       --------        --------       --------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ............................   $    284        $     17       $      5       $      5        $      7       $     16
                                            ========        ========       ========       ========        ========       ========

* Date subaccounts became available (Note 1)


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A31

                                                                 A13

                                                       SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------------

               SP Prudential  Prudential SP                Prudential SP  Prudential SP  Prudential SP  Prudential SP  Prudential SP
Prudential SP       U.S.          AIM       Prudential SP  Conservative     Balanced       Growth        Jennison       Deutsche
 MFS Mid Cap     Emerging      Aggressive     Alliance          Asset        Asset          Asset       International  International
  Growth          Growth        Growth       Technology     Allocation     Allocation     Allocation       Growth         Equity
 Portfolio       Portfolio     Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
 ----------     ----------    ----------     ----------     ----------     ----------     ----------     ----------     ----------
 02/12/2001*    08/06/2001*   02/12/2001*    02/12/2001*    08/06/2001*    08/06/2001*    08/06/2001*    08/06/2001*    02/12/2001*
     to              to            to             to             to             to             to             to             to
 12/31/2001     12/31/2001    12/31/2001     12/31/2001     12/31/2001     12/31/2001     12/31/2001     12/31/2001     12/31/2001
 ----------     ----------    ----------     ----------     ----------     ----------     ----------     ----------     ----------


 $        0     $        0    $        0     $        0     $        4     $        0     $        0     $        0     $       0
 ----------     ----------    ----------     ----------     ----------     ----------     ----------     ----------     ---------





          6              3             0              0              0              0              0              2             2
 ----------     ----------    ----------     ----------     ----------     ----------     ----------     ----------     ---------

          0              0             0              0              0              0              0              0             0
 ----------     ----------    ----------     ----------     ----------     ----------     ----------     ----------     ---------
          6              3             0              0              0              0              0              2             2
 ----------     ----------    ----------     ----------     ----------     ----------     ----------     ----------     ---------
         (6)            (3)            0              0              4              0              0             (2)            (2)
 ----------     ----------    ----------     ----------     ----------     ----------     ----------     ----------     ---------




          0              0             0              0              0              0              0              0             0
          1              0             0              0              0              0              0              0             0

        359             63             3            (38)             2              0              7              2            119
 ----------     ----------    ----------     ----------     ----------     ----------     ----------     ----------     ---------
        360             63             3            (38)             2              0              7              2            119
 ----------     ----------    ----------     ----------     ----------     ----------     ----------     ----------     ---------




 $      354     $       60    $        3     $      (38)    $        6     $        0     $        7     $        0     $      117
 ==========     ==========    ==========     ==========     ==========     ==========     ==========     ==========     ==========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A31

                                                                 A14

                                                     FINANCIAL STATEMENTS OF THE
                                         SURVIVORSHIP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                        PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001, 2000 and 1999

                                                                             SUBACCOUNTS
                                             -------------------------------------------------------------------------------------


                                                            Prudential                                 Prudential
                                                           Money Market                             Diversified Bond
                                                            Portfolio                                   Portfolio
                                            ----------------------------------------    ------------------------------------------
                                             01/01/2001     01/01/2000    01/01/1999     01/01/2001     01/01/2000      01/01/1999
                                                 to            to            to             to              to             to
                                             12/31/2001     12/31/2000    12/31/1999     12/31/2001     12/31/2000      12/31/1999
                                            ------------    ----------    ----------    -----------    ------------    ------------
OPERATIONS
  Net investment income (loss) ..........   $    268,035    $  399,289    $  319,686    $ 1,409,601    $  1,325,784    $   (137,770)
  Capital gains distributions received ..              0             0             0              0           2,919          67,535
  Realized gain (loss) on shares redeemed              0             0             0        105,815          53,547          41,756
  Net change in unrealized gain (loss) on
    investments .........................              0             0             0         24,833         665,982        (295,317)
                                            ------------    ----------    ----------    -----------    ------------    ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ............................        268,035       399,289       319,686      1,540,249       2,048,232        (323,796)
                                            ------------    ----------    ----------    -----------    ------------    ------------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ...........     22,330,932     1,417,335        18,255      1,033,234         949,512         485,236
  Policy Loans ..........................       (119,774)     (451,268)     (182,692)      (600,783)       (823,629)       (553,832)
  Policy Loan Repayments and Interest ...        145,830       114,450       204,337        397,828         412,241         509,659
  Surrenders, Withdrawals and Death
    Benefits ............................       (373,531)     (530,444)     (433,849)      (793,289)       (794,828)     (1,188,933)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ....    (21,357,864)     (748,090)      252,166        264,320        (105,737)       (351,534)
  Withdrawal and Other Charges ..........       (299,681)     (234,773)     (231,397)      (600,202)       (535,298)       (571,355)
                                            ------------    ----------    ----------    -----------    ------------    ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ....................        325,912      (432,790)     (373,180)      (298,892)       (897,739)     (1,670,759)
                                            ------------    ----------    ----------    -----------    ------------    ------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS ............................        593,947       (33,501)      (53,494)     1,241,357       1,150,493      (1,994,555)

NET ASSETS
  Beginning of year .....................      7,387,175     7,420,676     7,474,170     24,488,433      23,337,940      25,332,495
                                            ------------    ----------    ----------    -----------    ------------    ------------
  End of year ...........................   $  7,981,122    $7,387,175    $7,420,676    $25,729,790    $ 24,488,433    $ 23,337,940
                                            ============    ==========    ==========    ===========    ============    ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A31

                                                                 A15

                                                 SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------------


                  Prudential                                  Prudential                                 Prudential
                   Equity                                  Flexible Managed                        Conservative Balanced
                  Portfolio                                   Portfolio                                  Portfolio
--------------------------------------------  -----------------------------------------   -----------------------------------------
 01/01/2001       01/01/2000     01/01/1999    01/01/2001     01/01/2000     01/01/1999    01/01/2001     01/01/2000    01/01/1999
     to               to             to            to             to             to            to             to            to
 12/31/2001       12/31/2000     12/31/1999    12/31/2001     12/31/2000     12/31/1999    12/31/2001     12/31/2000    12/31/1999
------------     ------------   ------------  ------------   ------------   -----------   ------------   ------------   -----------


$    507,603     $  2,423,866   $  2,257,898  $  7,167,504   $  7,514,087   $  (953,894)  $  3,052,055   $  3,550,977   $ 4,161,976
    8,232,241      28,254,310     22,859,279     3,084,677      3,321,644      2,827,339     1,082,007        823,803       658,398
    (276,033)       5,712,248      5,681,025      (359,305)     1,182,171      1,322,321       (22,178)       573,190       787,439

 (28,252,361)     (31,851,882)    (9,060,032)  (23,428,493)   (16,361,667)    14,382,751    (6,728,564)    (5,935,872)    1,388,838
------------     ------------   ------------  ------------   ------------   -----------   ------------   ------------   -----------




 (19,788,550)       4,538,542     21,738,170   (13,535,617)    (4,343,765)    17,578,517    (2,616,680)      (987,902)    6,996,651
------------     ------------   ------------  ------------   ------------   -----------   ------------   ------------   -----------



   7,170,174        6,903,314        484,980    14,979,604     14,061,606      4,963,270     7,421,780      7,155,408     2,955,315
  (4,223,901)      (5,748,041)    (5,865,015)   (5,716,384)    (6,167,119)    (7,384,636)   (2,385,300)    (2,686,924)    2,889,851)
   4,514,428        4,060,348      5,452,661     5,732,813      5,589,669      7,010,849     2,372,140      2,275,856     2,927,288

  (8,325,637)      (7,764,547)    (7,992,313)  (12,388,245)   (12,338,277)   (10,727,647)   (5,670,009)    (5,277,744)   (5,619,206)

    (811,488)     (18,619,709)    (3,629,986)   (1,302,894)    (7,239,375)    (4,161,991)     (495,252)    (3,856,084)   (2,179,539)
  (4,653,648)      (4,763,451)    (5,119,578)   (8,718,191)    (9,108,467)    (9,811,225)   (4,483,120)    (4,635,229)   (4,974,621)
------------     ------------   ------------  ------------   ------------   -----------   ------------   ------------   -----------




  (6,330,072)     (25,932,086)   (16,669,251)   (7,413,297)   (15,201,963)   (20,111,380)   (3,239,761)    (7,024,717)   (9,780,614)
------------     ------------   ------------  ------------   ------------   -----------   ------------   ------------   -----------



 (26,118,622)     (21,393,544)     5,068,919   (20,948,914)   (19,545,728)    (2,532,863)   (5,856,441)    (8,012,619)   (2,783,963)


 172,538,264      193,931,808    188,862,889   226,906,896    246,452,624    248,985,487   107,371,347    115,383,966   118,167,929
------------     ------------   ------------  ------------   ------------   -----------   ------------   ------------   -----------
$146,419,642     $172,538,264   $193,931,808  $205,957,982   $226,906,896   $246,452,624  $101,514,906   $107,371,347  $115,383,966
============     ============   ============  ============   ============   ============  ============   ============  ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A31

                                                                 A16

                                                     FINANCIAL STATEMENTS OF THE
                                         SURVIVORSHIP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                        PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001, 2000 and 1999

                                                                             SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------
                                                            Prudential                                 Prudential
                                                         High Yield Bond                               Stock Index
                                                            Portfolio                                   Portfolio
                                            -----------------------------------------    ------------------------------------------
                                             01/01/2001     01/01/2000    01/01/1999      01/01/2001    01/01/2000      01/01/1999
                                                 to             to            to             to             to               to
                                             12/31/2001     12/31/2000    12/31/1999      12/31/2001    12/31/2000      12/31/1999
                                            -----------     -----------   -----------    ------------  ------------    ------------
OPERATIONS
  Net investment income (loss) ..........   $ 3,754,260     $ 3,367,669   $  (108,034)   $    455,459  $    239,991    $    324,207
  Capital gains distributions received ..             0               0             0       5,402,695     3,072,410         976,749
  Realized gain (loss) on shares redeemed      (129,005)       (102,471)     (217,380)        242,550       618,918       4,605,818
  Net change in unrealized gain (loss) on
    investments .........................    (4,326,984)     (5,925,033)    1,589,321     (17,922,602)  (13,317,734)      8,162,150
                                            -----------     -----------   -----------    ------------  ------------    ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ............................      (701,729)     (2,659,835)    1,263,907     (11,821,898)   (9,386,415)     14,068,924
                                            -----------     -----------   -----------    ------------  ------------    ------------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ...........       777,492         357,729       247,400       1,305,448     1,662,388         836,738
  Policy Loans ..........................      (178,056)       (118,636)     (145,200)       (894,245)   (1,030,955)       (768,138)
  Policy Loan Repayments and Interest ...       172,178         104,423       288,800         739,154       557,262         641,476
  Surrenders, Withdrawals and Death
    Benefits ............................      (282,162)       (446,020)     (164,918)     (1,030,476)   (1,876,277)     (1,093,052)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ....     4,861,724        (618,028)   (3,734,139)     16,553,115    14,910,332      (6,699,608)
  Withdrawal and Other Charges ..........      (289,706)       (283,224)     (332,102)       (994,900)     (944,712)       (876,437)
                                            -----------     -----------   -----------    ------------  ------------    ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ....................     5,061,470      (1,003,756)   (3,840,159)     15,678,096    13,278,038      (7,959,021)
                                            -----------     -----------   -----------    ------------  ------------    ------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS ............................     4,359,741      (3,663,591)   (2,576,252)      3,856,198     3,891,623       6,109,903

NET ASSETS
  Beginning of year .....................    28,433,502      32,097,093    34,673,345      88,294,590    84,402,967      78,293,064
                                            -----------     -----------   -----------    ------------  ------------    ------------
  End of year ...........................   $32,793,243     $28,433,502   $32,097,093    $ 92,150,788  $ 88,294,590    $ 84,402,967
                                            ===========     ===========   ===========    ============  ============    ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A31

                                                                 A17

                                                     SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------------------


                 Prudential                                 Prudential                                Prudential
                   Value                                     Global                                   Jennison
                 Portfolio                                  Portfolio                                 Portfolio
-----------------------------------------  -----------------------------------------  -----------------------------------------
 01/01/2001     01/01/2000    01/01/1999    01/01/2001     01/01/2000    01/01/1999    01/01/2001     01/01/2000    01/01/1999
      to             to           to             to            to            to            to             to            to
 12/31/2001     12/31/2000    12/31/1999    12/31/2001     12/31/2000    12/31/1999    12/31/2001     12/31/2000    12/31/1999
------------   ------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------


$    133,972   $    188,245  $    202,475  $   (154,931)  $     98,263  $   (116,089) $    (97,391)  $   (175,644) $    (59,208)
   1,268,282        894,397     1,332,460    14,209,672      5,399,070       518,662       210,333      4,317,956       970,020
     472,503         19,473       244,341      (137,203)       546,962     1,889,924    (2,463,081)        22,827       108,823

  (1,776,579)       524,291      (422,725)  (26,692,302)   (21,942,646)   25,916,670    (3,214,381)   (11,283,218)    4,732,816
------------   ------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------




      98,178      1,626,406     1,356,551   (12,774,764)   (15,898,351)   28,209,167    (5,564,520)    (7,118,079)    5,752,451
------------   ------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------



      616,561       547,515        93,369       472,779        (36,670)   (1,977,776)    2,438,873      1,004,701       918,991
    (252,264)      (231,609)     (299,074)     (202,114)      (228,803)     (156,604)     (699,421)      (876,131)     (541,040)
     288,339        194,515       310,105       181,082       142,448        170,944       494,070        501,862       423,520

    (501,908)      (320,926)     (501,214)     (346,712)      (747,884)      (19,903)   (1,202,046)      (825,690)     (548,558)

     717,608       (492,258)     (548,343)     (102,232)     3,209,197    (5,578,438)   (5,759,410)    13,062,339    12,249,824
    (372,741)      (305,866)     (331,274)     (487,951)      (517,820)     (418,808)     (687,525)      (646,100)     (318,494)
------------   ------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------




     495,595       (608,629)   (1,276,431)     (485,148)     1,820,468    (7,980,585)   (5,415,459)    12,220,981    12,184,243
------------   ------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------



     593,773      1,017,777        80,120   (13,259,912)   (14,077,883)   20,228,582   (10,979,979)     5,102,902    17,936,694


  12,911,064     11,893,287    11,813,167    70,656,692     84,734,575    64,505,993    30,479,300     25,376,398     7,439,704
------------   ------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------
$ 13,504,837   $ 12,911,064  $ 11,893,287  $ 57,396,780   $ 70,656,692  $ 84,734,575  $ 19,499,321   $ 30,479,300  $ 25,376,398
============   ============  ============  ============   ============  ============  ============   ============  ============


                                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A31

                                                               A18

                                                     FINANCIAL STATEMENTS OF THE
                                         SURVIVORSHIP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                        PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001, 2000 and 1999

                                                                                  SUBACCOUNTS
                                              --------------------------------------------------------------------------------------


                                                   T.Rowe Price                      AIM                          Janus Aspen
                                                International Stock                V.I. Value                       Growth
                                                    Portfolio                         Fund                         Portfolio
                                              -----------------------         ----------------------        -----------------------
                                              01/01/2001   05/01/2000*        01/01/2001  05/01/2000*       01/01/2001   05/01/2000
                                                   to           to                to         to                 to            to
                                              12/31/2001   12/31/2000         12/31/2001  12/31/2000        12/31/2001   12/31/2000*
                                              ----------   ----------         ----------  ----------        ----------   -----------
OPERATIONS
  Net investment income (loss) ..........     $   1,096    $      12         $  (2,245)   $    (552)        $  (2,871)   $      (3)
  Capital gains distributions received ..             0          130             6,409       14,073               758            0
  Realized gain (loss) on shares redeemed          (705)        (789)           (4,794)        (478)           (4,405)         (17)
  Net change in unrealized gain (loss) on
    investments .........................       (20,517)        (265)          (42,641)     (78,145)         (115,101)      (1,353)
                                              ---------    ---------         ---------    ---------         ---------    ---------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ............................       (20,126)        (912)          (43,271)     (65,102)         (121,619)      (1,373)
                                              ---------    ---------         ---------    ---------         ---------    ---------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ...........         6,484           54            22,187            6            75,202        4,423
  Policy Loans ..........................             0            0                 0            0                 0            0
  Policy Loan Repayments and Interest ...             0            0                 0            0                 0            0
  Surrenders, Withdrawals and Death
    Benefits ............................             0            0            (1,044)           0                 0            0
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ....        94,201        6,692            28,423      384,483           448,073       15,791
  Withdrawal and Other Charges ..........        (2,808)        (167)           (6,414)      (1,845)          (15,554)        (278)
                                              ---------    ---------         ---------    ---------         ---------    ---------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ....................        97,877        6,579            43,152      382,644           507,721       19,936
                                              ---------    ---------         ---------    ---------         ---------    ---------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS ............................        77,751        5,667              (119)     317,542           386,102       18,563

NET ASSETS
  Beginning of year .....................         5,667            0           317,542            0            18,563            0
                                              ---------    ---------         ---------    ---------         ---------    ---------
  End of year ...........................     $  83,418    $   5,667         $ 317,423    $ 317,542         $ 404,665    $  18,563
                                              =========    =========         =========    =========         =========    =========


* Date subaccounts became available (Note 1)


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A31

                                                                 A19

                                                  SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Prudential
                                                                            Prudential                                SP INVESCO
           MFS                                                             SP Alliance   Prudential      Prudential     Small
       Emerging Growth            American             Franklin             Large Cap     SP Davis     SP Small/Mid    Company
          Series                 Century VP            Small Cap             Growth         Value        Cap Value      Growth
         Portfolio               Value Fund              Fund               Portfolio     Portfolio      Portfolio     Portfolio
----------------------------     ----------    -------------------------    ----------    ---------      ---------     ---------
01/01/2001        05/01/2000*    06/29/2001*   01/01/2001     05/01/2000*   02/12/2001*   02/12/2001*    02/12/2001*   02/12/2001*
    to                to             to            to             to             to           to             to           to
12/31/2001        12/31/2000     12/31/2001    12/31/2001     12/31/2000    12/31/2001    12/31/2001     12/31/2001    12/31/2001
----------       -----------     ----------    ----------     ----------    ----------    ----------     ----------    ----------


$     (646)      $      (156)    $     (117)   $     (316)    $      (57)   $       (3)   $        8     $        8    $        0
     5,520                 0              0             0              0             0             0              0             0
    (6,878)             (390)           25         (2,055)           (50)            0             1              0             0

   (21,850)          (14,321)         5,663       (10,713)        (2,730)           94           897            121            16
----------       -----------     ----------    ----------     ----------    ----------    ----------     ----------    ----------




   (23,854)          (14,867)         5,571       (13,084)        (2,837)           91           906            129            16
----------       -----------     ----------    ----------     ----------    ----------    ----------     ----------    ----------



    64,303                25              0         25,199           (51)          287           546            507            19
         0                 0              0             0              0             0             0              0             0
         0                 0              0             0              0             0             0              0             0

      (654)                0              0          (728)             0             0             0              0             0

    41,065            70,208         54,647       127,202         15,638         6,389        31,057         14,339         1,297
    (4,733)             (795)          (671)       (6,513)          (377)         (117)         (253)          (225)           (7)
----------       -----------     ----------    ----------     ----------    ----------    ----------     ----------    ----------




    99,981            69,438         53,976       145,160         15,210         6,559        31,350         14,621         1,309
----------       -----------     ----------    ----------     ----------    ----------    ----------     ----------    ----------



    76,127            54,571         59,547       132,076         12,373         6,650        32,256         14,750         1,325


    54,571                 0              0        12,373              0             0             0              0             0
----------       -----------     ----------    ----------     ----------    ----------    ----------     ----------    ----------
$  130,698       $    54,571     $   59,547    $  144,449     $   12,373    $    6,650    $   32,256     $   14,750    $    1,325
==========       ===========     ==========    ==========     ==========    ==========    ==========     ==========    ==========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A31

                                                                 A20

                                                     FINANCIAL STATEMENTS OF THE
                                         SURVIVORSHIP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                        PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001, 2000 and 1999

                                                                                  SUBACCOUNTS
                                                    --------------------------------------------------------------------------------
                                                                                                                         Prudential
                                                                                           Prudential                   SP Strategic
                                                    Prudential   Prudential    Prudential    SP AIM     Prudential SP    Partners
                                                     SP PIMCO     SP PIMCO      SP Large   Growth and     MFS Capital    Focused
                                                   Total Return  High Yield    Cap Value     Income     Opportunities    Growth
                                                    Portfolio     Portfolio      Fund      Portfolio      Portfolio     Portfolio
                                                    ----------   ----------   ----------   ----------     ----------    ----------
                                                    08/06/2001*  08/06/2001*  08/06/2001*  08/06/2001*    02/12/2001*   08/06/2001*
                                                        to           to           to           to              to           to
                                                    12/31/2001   12/31/2001   12/31/2001   12/31/2001     12/31/2001    12/31/2001
                                                    ----------   ----------   ----------   ----------     ----------    ----------
OPERATIONS
  Net investment income (loss) ...................   $    353     $    152     $      0     $      0       $      0      $      0
  Capital gains distributions received ...........        602            0            0            0              0             0
  Realized gain (loss) on shares redeemed ........         58            0            0            0              0             0
  Net change in unrealized gain (loss) on
    investments ..................................       (729)        (135)           5            5              7            16
                                                     --------     --------     --------     --------       --------      --------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .....................................        284           17            5            5              7            16
                                                     --------     --------     --------     --------       --------      --------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ....................      3,259           82           23           20              0           (57)
  Policy Loans ...................................          0            0            0            0              0             0
  Policy Loan Repayments and Interest ............          0            0            0            0              0             0
  Surrenders, Withdrawals and Death
    Benefits .....................................          0            0            0            0              0             0
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option .............     28,317        9,964          712        1,187            490         1,861
  Withdrawal and Other Charges ...................       (433)        (134)         (43)         (34)             0             1
                                                     --------     --------     --------     --------       --------      --------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .............................     31,143        9,912          692        1,173            490         1,805

TOTAL INCREASE (DECREASE) IN
  NET ASSETS .....................................     31,427        9,929          697        1,178            497         1,821
                                                     --------     --------     --------     --------       --------      --------

NET ASSETS
  Beginning of year ..............................          0            0            0            0              0             0
                                                     --------     --------     --------     --------       --------      --------
  End of year ....................................   $ 31,427     $  9,929     $    697     $  1,178       $    497      $  1,821
                                                     ========     ========     ========     ========       ========      ========

* Date subaccounts became available


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A31

                                                                 A21

                                                     SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------------------
                      SP                                      Prudential
                   Prudential    Prudential                      SP         Prudential   Prudential    Prudential     Prudential
Prudential           U.S.         SP AIM        Prudential   Conservative  SP Balanced    SP Growth    SP Jennison    SP Deutsche
SP MFS Mid         Emerging      Aggressive    SP Alliance      Asset         Asset         Asset     International  International
Cap Growth          Growth        Growth       Technology     Allocation    Allocation    Allocation      Growth        Equity
 Portfolio         Portfolio     Portfolio     Portfolio      Portfolio     Portfolio     Portfolio     Portfolio      Portfolio
----------        ----------    ----------    ----------     ----------    ----------    ----------    ----------     ----------
02/12/2001*       08/06/2001*   02/12/2001*   02/12/2001*    08/06/2001*   08/06/2001*   08/06/2001*   08/06/2001*    02/12/2001*
    to                to            to            to             to            to            to            to            to
12/31/2001        12/31/2001    12/31/2001    12/31/2001     12/31/2001    12/31/2001    12/31/2001    12/31/2001     12/31/2001
----------        ----------    ----------    ----------     ----------    ----------    ----------    ----------     ----------


$       (6)       $       (3)   $        0    $        0     $        4    $        0    $        0    $       (2)    $       (2)
         0                 0             0             0              0             0             0             0              0
         1                 0             0             0              0             0             0             0              0

       359                63             3           (38)             2             0             7             2            119
----------        ----------    ----------    ----------     ----------    ----------    ----------    ----------     ----------




       354                60             3           (38)             6             0             7             0            117
----------        ----------    ----------    ----------     ----------    ----------    ----------    ----------     ----------



         1               401             7           (30)            97             0             0            94              9
         0                 0             0             0              0             0             0             0              0
         0                 0             0             0              0             0             0             0              0

         0                 0             0             0              0             0             0             0              0

     5,526            12,533           262         1,547            371            22           763        11,151         5,175
       (34)             (151)          (12)           (7)           (49)            0             0           (65)          (104)
----------        ----------    ----------    ----------     ----------    ----------    ----------    ----------     ----------




     5,493            12,783           257         1,510            419            22           763        11,180          5,080
----------        ----------    ----------    ----------     ----------    ----------    ----------    ----------     ----------



     5,847            12,843           260         1,472            425            22           770        11,180          5,197


         0                 0             0             0              0             0             0             0              0
----------        ----------    ----------    ----------     ----------    ----------    ----------    ----------     ----------
$    5,847        $  12,843     $      260    $    1,472     $      425    $       22    $      770    $   11,180     $    5,197
==========        =========     ==========    ==========     ==========    ==========    ==========    ==========     ==========


                                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A31

                                                               A22

                      NOTES TO FINANCIAL STATEMENTS OF THE
               SURVIVORSHIP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
                                December 31, 2001


NOTE 1: GENERAL

        Pruco Life of New Jersey Variable Appreciable Account (the "Account") was established on January 13, 1984 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life of New Jersey's other assets. Proceeds from the purchases of Pruco Life of New Jersey Variable Appreciable Life ("VAL"), Pruco Life of New Jersey PRUvider Variable Appreciable Life ("PRUvider"), Pruco Life of New Jersey PruSelect III ("PSEL III"), Pruco Life of New Jersey Survivorship Variable Universal Life ("SVUL") and Pruco Life of New Jersey PruLife Custom Premier ("VUL") contracts are invested in the Account.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life insurance contracts. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or one of the non-Prudential administered funds. Investment options vary by contract. Options available to the SVUL contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, Prudential Global Portfolio, Prudential Jennison Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Small/Mid Cap Value Portfolio, Prudential SP INVESCO Small Company Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Fund, Prudential SP AIM Growth And Income Portfolio, Prudential SP MFS Capital Opportunities Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP MFS Mid-Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP AIM Aggressive Growth Portfolio, Prudential SP Alliance Technology Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balance Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP Jennison International Growth Portfolio, Prudential SP Deutsche International Equity Portfolio. The options available to the SVUL contracts which invests in a corresponding portfolio of the non-Prudential administered funds are: T. Rowe Price International Stock Portfolio, AIM V.I. Value Fund, Janus Aspen Growth Portfolio, MFS Emerging Growth Series, American Century VP Value Fund, Franklin Small Cap Fund. These financial statements relate only to the subaccounts available to the SVUL contract owners.

        The Series Fund is a diversified open-end management investment company, and is managed by Prudential.


                                      A23

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        INVESTMENTS--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset values of the respective portfolios, which value their investment securities at fair value.

        SECURITY TRANSACTIONS--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.


NOTE 3: INVESTMENT INFORMATION FOR THE PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

        The net asset value per share for each portfolio of the Series Fund, or the non-Prudential administered funds, the number of shares (rounded) of each portfolio held by the subaccounts and the aggregate cost of investments in such shares at December 31, 2001 were as follows:

                                                                       PORTFOLIOS
                                  --------------------------------------------------------------------------------------
                                    Prudential       Prudential                          Prudential         Prudential
                                       Money         Diversified      Prudential          Flexible         Conservative
                                       Market           Bond           Equity              Managed          Balanced
                                    Portfolio        Portfolio        Portfolio           Portfolio         Portfolio
                                  --------------    ------------   -----------------   ----------------   ---------------
Number of shares (rounded):              798,112       2,264,946           7,145,907         13,925,489         7,415,260
Net asset value per share:        $        10.00    $      11.36   $           20.49   $          14.79   $         13.69
Cost:                             $    7,981,122    $ 24,585,047   $     160,335,993   $    223,598,372   $   105,305,620


                                                                   PORTFOLIOS (Continued)
                                  --------------------------------------------------------------------------------------
                                    Prudential
                                    High Yield        Prudential       Prudential         Prudential        Prudential
                                      Bond          Stock Index          Value              Global           Jennison
                                    Portfolio        Portfolio         Portfolio          Portfolio         Portfolio
                                  --------------    ------------   -----------------   ----------------   ---------------
Number of shares (rounded):          6,072,823         2,912,477            754,039           3,753,877        1,050,044
Net asset value per share:        $       5.40      $      31.64   $          17.91    $          15.29   $        18.57
Cost:                             $ 43,538,862      $ 97,425,814   $     14,049,009    $     73,255,255   $   27,263,419


                                                                   PORTFOLIOS (Continued)
                                  ---------------------------------------------------------------------------------------
                                       T.Rowe
                                       Price
                                   International       AIM V.I.       Janus Aspen       MFS Emerging         American
                                       Stock            Value           Growth             Growth           Century VP
                                     Portfolio          Fund           Portfolio         Series Fund        Value Fund
                                  --------------    ------------   ----------------    ----------------   ---------------
Number of shares (rounded):              7,273            13,594             20,355              7,269            8,004
Net asset value per share:        $      11.47      $      23.35   $          19.88       $      17.98       $     7.44
Cost:                             $    104,200      $    438,209   $        521,119       $    166,869       $   53,884


                                                           A24

NOTE 3: INVESTMENT INFORMATION FOR THE PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT (CONTINUED)


                                                                    PORTFOLIOS (Continued)
                                   --------------------------------------------------------------------------------------
                                                                                                          Prudential SP
                                                    Prudential SP                                           INVESCO
                                                     Alliance        Prudential           Prudential         Small
                                      Franklin       Large Cap        SP Davis           SP Small/Mid       Company
                                     Small Cap        Growth            Value             Cap Value          Growth
                                       Fund          Portfolio        Portfolio           Portfolio         Portfolio
                                  --------------    ------------   -----------------   ----------------   ---------------
Number of shares (rounded):              8,092             910            3,568              1,298                 191
Net asset value per share:        $      17.85      $     7.31      $      9.04           $  11.36          $     6.94
Cost:                             $    157,892      $    6,556      $    31,359           $ 14,629          $    1,309


                                                                 PORTFOLIOS (Continued)
                                  ---------------------------------------------------------------------------------------
                                     Prudential      Prudential                          Prudential        Prudential
                                      SP PIMCO        SP PIMCO        Prudential        SP AIM Growth     SP MFS Capital
                                   Total Return      High Yield      SP Large Cap        and Income        Opportunities
                                     Portfolio        Portfolio     Value Portfolio      Portfolio          Portfolio
                                  --------------    ------------   -----------------   ----------------   ---------------
Number of shares (rounded):             2,937             1,012                74                181                71
Net asset value per share:        $     10.70       $      9.81       $      9.44          $    6.51         $    7.01
Cost:                             $    32,156       $    10,064       $       692          $   1,173         $     490



                                                                 PORTFOLIOS (Continued)
                                  --------------------------------------------------------------------------------------
                                    Prudential
                                   SP Strategic                                          Prudential
                                     Partners        Prudential      SP Prudential         SP AIM            Prudential
                                     Focused         SP MFS Mid      U.S. Emerging       Aggressive         SP Alliance
                                     Growth          Cap Growth        Growth              Growth           Technology
                                    Portfolio        Portfolio        Portfolio           Portfolio         Portfolio
                                  --------------    ------------   -----------------   ----------------   ---------------
Number of shares (rounded):                271               767           1,864                 40                 258
Net asset value per share:          $     6.73        $     7.62     $      6.89          $    6.49          $     5.71
Cost:                               $    1,805        $    5,488     $    12,780          $     257          $    1,510


                                                                 PORTFOLIOS (Continued)
                                  ---------------------------------------------------------------------------------------
                                    Prudential
                                        SP           Prudential                         Prudential SP      Prudential SP
                                   Conservative      SP Balanced     Prudential SP        Jennison           Deutsche
                                      Asset             Asset         Growth Asset      International      International
                                    Allocation        Allocation       Allocation          Growth             Equity
                                    Portfolio         Portfolio        Portfolio          Portfolio          Portfolio
                                  --------------    ------------   -----------------   ----------------   ---------------
Number of shares (rounded):                44                 2              93                2,051                707
Net asset value per share:          $    9.77         $    9.02       $    8.27           $     5.45         $     7.35
Cost:                               $     423         $      22       $     763           $   11,178         $    5,078

                                                           A25

NOTE 4: CHARGES AND EXPENSES

          A.   Mortality Risk and Expense Risk Charges

               The mortality risk and expense risk charges, at effective annual rates of up to 0.60%, 0.90%, 0.50%, 0.90% and 0.45% are applied daily against the net assets of VAL, PRUvider, PSEL III, SVUL and VUL contract owners held in each subaccount, respectively. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life of New Jersey. Pruco Life of New Jersey currently intends to charge only 0.20% on PSEL III contracts but reserves the right to make the full 0.50% charge. For VUL contracts Pruco Life of New Jersey intends to charge only 0.25% but reserves the right to charge 0.45%.

          B.   Deferred Sales Charge

               A deferred sales charge is imposed upon surrenders of certain VAL, PRUvider, SVUL and VUL contracts to compensate Pruco Life of New Jersey for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.

          C.   Partial Withdrawal Charge

               A charge is imposed by Pruco Life of New Jersey on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% and $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a VAL or PRUvider contract and PSEL III, SVUL or VUL contract, respectively.

          D.   Expense Reimbursement

               The Account is reimbursed by Pruco Life of New Jersey for expenses in excess of 0.40% of the VAL product's average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed and Conservative Balanced Portfolios of the Series Fund.

          E.   Cost of Insurance and Other Related Charges

               Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for
               (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges which are deducted in order to compensate Pruco Life of New Jersey for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Pruco Life of New Jersey for the guaranteed minimum death benefit risk.

NOTE 5: TAXES

          Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


                                       A26

NOTE 6: UNIT ACTIVITY

          Transactions in units (including transfers among subaccounts) for the years ended December 31, 2001, 2000 and 1999 were as follows:


                                                                              SUBACCOUNTS
                                            ---------------------------------------------------------------------------------
                                                           Prudential                                Prudential
                                                          Money Market                           Diversified Bond
                                                           Portfolio                                 Portfolio
                                            ---------------------------------------    --------------------------------------
                                                2001          2000          1999          2001          2000          1999
                                            -----------    ----------    ----------    ----------    ----------    ----------
          Contract Owner Contributions:      22,696,520     1,942,266     1,394,252     1,661,959       683,886     1,817,938
          Contract Owner Redemptions:       (22,442,074)   (2,035,300)   (1,583,513)   (1,731,229)     (981,340)   (2,374,019)


                                                                         SUBACCOUNTS (Continued)
                                            ---------------------------------------------------------------------------------
                                                            Prudential                               Prudential
                                                              Equity                              Flexible Managed
                                                            Portfolio                                Portfolio
                                            ---------------------------------------    --------------------------------------
                                                2001          2000          1999          2001          2000          1999
                                            -----------    ----------    ----------    ----------    ----------    ----------
          Contract Owner Contributions:       1,813,281     1,560,425     1,053,096     4,626,015     4,041,146     2,928,417
          Contract Owner Redemptions:        (2,562,975)   (4,722,060)   (3,213,126)   (6,104,009)   (6,990,317)   (6,981,723)


                                                                         SUBACCOUNTS (Continued)
                                            ---------------------------------------------------------------------------------
                                                            Prudential                               Prudential
                                                      Conservative Balanced                       High Yield Bond
                                                            Portfolio                                Portfolio
                                            ---------------------------------------    --------------------------------------
                                                2001          2000          1999          2001          2000          1999
                                            -----------    ----------    ----------    ----------    ----------    ----------
          Contract Owner Contributions:       2,671,759     2,331,679     2,742,649     2,461,548       265,372    10,923,909
          Contract Owner Redemptions:        (3,426,688)   (4,008,763)   (5,207,302)     (389,368)     (680,602)  (12,518,142)


                                                                         SUBACCOUNTS (Continued)
                                            ---------------------------------------------------------------------------------
                                                            Prudential                               Prudential
                                                           Stock Index                                 Value
                                                            Portfolio                                Portfolio
                                            ---------------------------------------    --------------------------------------
                                                2001          2000          1999          2001          2000          1999
                                            -----------    ----------    ----------    ----------    ----------    ----------
          Contract Owner Contributions:      27,486,019     3,205,888    10,650,541    16,981,292       310,937       214,150
          Contract Owner Redemptions:        (5,200,149)     (910,208)  (12,168,789)  (16,748,332)     (430,110)     (494,521)


                                                                         SUBACCOUNTS (Continued)
                                            ---------------------------------------------------------------------------------
                                                            Prudential                               Prudential
                                                              Global                                  Jennison
                                                            Portfolio                                Portfolio
                                            ---------------------------------------    --------------------------------------
                                                2001          2000          1999          2001          2000          1999
                                            -----------    ----------    ----------    ----------    ----------    ----------
          Contract Owner Contributions:         666,932     1,770,930    31,717,854     2,004,849     4,440,077     4,934,733
          Contract Owner Redemptions:          (876,609)   (1,120,283)  (35,712,959)   (4,034,561)   (1,064,529)     (810,425)


                                                                         SUBACCOUNTS (Continued)
                                            ---------------------------------------------------------------------------------
                                                   T.Rowe Price                  AIM V.I.                   Janus Aspen
                                               International Stock                Value                       Growth
                                                     Portfolio                    Fund                       Portfolio
                                            -------------------------    ------------------------    ------------------------
                                                2001          2000          2001          2000          2001          2000
                                            -----------    ----------    ----------    ----------    ----------    ----------
          Contract Owner Contributions:         123,969        21,479        72,431       382,505       649,427        22,488
          Contract Owner Redemptions:            (6,136)      (14,967)      (20,166)       (2,142)      (23,687)         (318)


                                                                         SUBACCOUNTS (Continued)
                                            ---------------------------------------------------------------------------------
                                                                          American                                 Prudential
                                                       MFS               Century VP            Franklin            SP Alliance
                                                 Emerging Growth           Value               Small Cap            Large Cap
                                                 Series Portfolio         Portfolio              Fund               Portfolio
                                            -------------------------    ----------    ------------------------    ----------
                                                2001          2000          2001          2001          2000          2001
                                            -----------    ----------    ----------    ----------    ----------    ----------
          Contract Owner Contributions:         189,069        68,452        44,855       213,823        14,932         7,020
          Contract Owner Redemptions:           (37,887)       (2,521)         (529)      (25,322)         (402)         (124)

                                       A27


                                                                         SUBACCOUNTS (Continued)
                                            ---------------------------------------------------------------------------------
                                             Prudential    Prudential    Prudential    Prudential    Prudential    Prudential
                                              SP Davis    SP Small/Mid   SP INVESCO    SP PIMCO       SP PIMCO     SP Large
                                               Value       Cap Value    Small Growth  Total Return   High Yield    Cap Value
                                               Fund        Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                            -----------    ----------    ----------    ----------    ----------    ----------
                                                2001          2001          2001          2001          2001          2001
                                            -----------    ----------    ----------    ----------    ----------    ----------
               Contract Owner Contributions:     33,713        15,200         1,364        32,979         9,926           778
               Contract Owner Redemptions:         (267)         (229)           (8)       (3,230)         (131)          (46)


                                                                         SUBACCOUNTS (Continued)
                                            ---------------------------------------------------------------------------------
                                             Prudential    Prudential    Prudential                                Prudential
                                               SP AIM       SP MFS      SP Strategic   Prudential  SP Prudential     SP AIM
                                             Growth and     Capital       Partners     SP MFS Mid  U.S. Emerging   Aggressive
                                               Income    Opportunities     Growth      Cap Growth     Growth        Growth
                                             Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                            -----------    ----------    ----------    ----------    ----------    ----------
                                                2001          2001          2001          2001          2001          2001
                                            -----------    ----------    ----------    ----------    ----------    ----------
               Contract Owner Contributions:      1,319           612         1,960         6,292        14,086           311
               Contract Owner Redemptions:          (37)            0             1           (39)         (168)          (14)


                                                                         SUBACCOUNTS (Continued)
                                            ---------------------------------------------------------------------------------
                                                                                                                   Prudential
                                                         Prudential SP   Prudential    Prudential    Prudential        SP
                                             Prudential   Conservative   SP Balanced   SP Growth     SP Jennison    Deutsche
                                             SP Alliance     Asset         Asset         Asset     International  International
                                             Technology    Allocation    Allocation    Allocation     Growth        Equity
                                             Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                            -----------    ----------    ----------    ----------    ----------    ----------
                                                2001          2001          2001          2001          2001          2001
                                            -----------    ----------    ----------    ----------    ----------    ----------
               Contract Owner Contributions:      1,710           478            22           798        12,527         6,005
               Contract Owner Redemptions:           (8)          (54)            0             0           (73)         (123)

NOTE 7: PURCHASES AND SALES OF INVESTMENTS

          The aggregate costs of purchases and proceeds from sales of investments in the Series Fund and the non-Prudential administered funds for the year ended December 31, 2001 were as follows:


                                                                          SUBACCOUNTS
                                     -------------------------------------------------------------------------------------
                                                          Prudential                         Prudential        Prudential
                                       Prudential        Diversified       Prudential         Flexible        Conservative
                                      Money Market          Bond             Equity           Managed          Balanced
                                       Portfolio          Portfolio        Portfolio         Portfolio         Portfolio
                                     -------------      ------------      ------------      ------------      ------------
               Purchases ........    $  21,036,175      $  1,025,078      $    827,693      $  1,684,205      $    936,662
               Sales ............    $ (20,753,848)     $ (1,465,700)     $ (7,933,091)     $ (9,916,175)     $ (4,643,202)


                                                                    SUBACCOUNTS (Continued)
                                     -------------------------------------------------------------------------------------
                                      Prudential         Prudential        Prudential         Prudential        Prudential
                                      High Yield         Stock Index          Value             Global          Jennison
                                     Bond Portfolio       Portfolio         Portfolio         Portfolio         Portfolio
                                     -------------      ------------      ------------      ------------      ------------
               Purchases ........    $   5,431,285      $ 24,627,575      $ 21,059,036      $    340,997      $  1,391,642
               Sales ............    $    (565,254)     $ (9,429,473)     $(20,644,238)     $ (1,196,640)     $ (6,939,996)


                                                                    SUBACCOUNTS (Continued)
                                     -------------------------------------------------------------------------------------
                                      T.Rowe Price                         Janus Aspen      MFS Emerging      American VP
                                     International     AIM V.I. Value        Growth         Growth Series    Century Value
                                    Stock Portfolio         Fund            Portfolio         Portfolio           Fund
                                     -------------      ------------      ------------      ------------      ------------
               Purchases ........    $     102,471      $     59,472      $    522,953      $    126,708      $     54,482
               Sales ............    $      (5,280)     $    (18,988)     $    (18,379)     $    (27,374)     $       (623)

                                       A28


                                                                    SUBACCOUNTS (Continued)
                                     -------------------------------------------------------------------------------------
                                                                                                               Prudential
                                                         Prudential                                            SP INVESCO
                                                         SP Alliance        Prudential       Prudential           Small
                                       Franklin           Large Cap          SP Davis       SP Small/Mid         Company
                                       Small Cap           Growth             Value           Cap Value          Growth
                                         Fund             Portfolio         Portfolio         Portfolio         Portfolio
                                     -------------      ------------      ------------      ------------      ------------
               Purchases ........    $     162,377      $      6,594      $     31,369      $     14,658      $      1,312
               Sales ............    $     (18,031)     $        (38)     $        (43)     $        (39)     $         (3)


                                                                    SUBACCOUNTS (Continued)
                                     -------------------------------------------------------------------------------------
                                                                                             Prudential        Prudential
                                       Prudential         Prudential       Prudential          SP AIM           SP MFS
                                        SP PIMCO           SP PIMCO       SP Large Cap       Growth and         Capital
                                      Total Return        High Yield         Value             Income         Opportunities
                                        Portfolio         Portfolio        Portfolio         Portfolio         Portfolio
                                     -------------      ------------      ------------      ------------      ------------
               Purchases ........    $      34,407      $      9,925      $        693      $      1,187      $        490
               Sales ............    $      (3,287)     $        (18)     $         (0)     $        (14)     $         (0)


                                                                    SUBACCOUNTS (Continued)
                                     -------------------------------------------------------------------------------------
                                       Prudential
                                      SP Strategic                                           Prudential
                                        Partners         Prudential       SP Prudential       SP AIM           Prudential
                                        Focused          SP MFS Mid       U.S. Emerging      Aggressive        SP Alliance
                                        Growth           Cap Growth         Growth             Growth          Technology
                                       Portfolio          Portfolio        Portfolio          Portfolio        Portfolio
                                     -------------      ------------      ------------      ------------      ------------
               Purchases ........    $       1,805      $      5,509      $     12,795      $        258      $      1,513
               Sales ............    $          (0)     $        (21)     $        (15)     $         (1)     $         (3)


                                                                    SUBACCOUNTS (Continued)
                                     -------------------------------------------------------------------------------------
                                     Prudential SP       Prudential                          Prudential
                                     Conservative        SP Balanced      Prudential SP      SP Jennison       Prudential
                                        Asset              Asset          Growth Asset      International     SP Deutsche
                                      Allocation         Allocation        Allocation           Growth          Equity
                                      Portfolio          Portfolio         Portfolio          Portfolio        Portfolio
                                     -------------      ------------      ------------      ------------      ------------
               Purchases ........    $         423      $         22      $        763      $     11,187      $      5,119
               Sales ............    $          (4)     $          0      $         (0)     $         (9)     $        (42)

NOTE 8: RELATED PARTY TRANSACTIONS

Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the series fund in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

                                       A29

NOTE 9: FINANCIAL HIGHLIGHTS

          Pruco Life of New Jersey sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

          The following table was developed by determining which products offered by Pruco Life of New Jersey and funded by the Account have the lowest and highest total return. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options as discussed in note 4.


                                                        At December 31, 2001               For the year ended December 31, 2001
                                             --------------------------------------- -----------------------------------------------
                                                                                     Investment* Expense Ratio**
                                             Units    Unit Fair Value      Net Assets  Income      Lowest to      Total Return***
                                             (000s)   Lowest to Highest      (000s)     Ratio       Highest       Lowest to Highest
                                             -----   --------------------  ----------  ------    --------------- ------------------
Prudential Money Market .................    3,851   $1.02864 to $2.19874     $7,981    4.04%    0.20% to 0.90%    3.17% to   3.88%
Prudential Diversified Bond .............    7,430   $1.03535 to $3.47473    $25,730    6.10%    0.25% to 0.90%    6.27% to   6.38%
Prudential Equity .......................   20,140   $0.93072 to $7.32260   $146,420    0.83%    0.25% to 0.90%  -11.97% to -11.62%
Prudential Flexible Managed .............   45,115   $0.92720 to $4.71001   $205,958    3.75%    0.35% to 0.90%   -6.52% to  -6.01%
Prudential Conservative Balanced ........   26,398   $0.96841 to $4.00354   $101,516    3.40%    0.40% to 0.90%   -2.88% to  -2.41%
Prudential Value ........................    2,639   $0.93072 to $7.32260    $13,505    1.57%    0.20% to 0.90%   -2.95% to  -2.66%
Prudential High Yield Bond ..............   14,583   $0.91872 to $2.24949    $32,793   12.05%    0.25% to 0.90%   -1.30% to  -1.03%
Prudential Stock Index ..................   38,189   $0.80562 to $4.90359    $92,151    1.08%    0.25% to 0.90%  -12.83% to -12.23%
Prudential Global .......................   33,174   $0.67974 to $1.73500    $57,397    0.35%    0.25% to 0.90%  -18.34% to -18.10%
Prudential Jennison .....................    8,389   $0.64774 to $2.40452    $19,499    0.16%    0.25% to 0.90%  -18.97% to -18.73%
T.Rowe Price International Stock ........      124   $0.67086 to $0.67086        $83    2.32%    0.90% to 0.90%  -22.91% to -22.91%
AIM V.I. Value Fund .....................      439   $0.72355 to $0.82001       $317    0.13%    0.20% to 0.90%  -12.74% to -12.74%
Janus Aspen Growth ......................      648   $0.62457 to $0.62457       $405    0.08%    0.90% to 0.90%  -25.41% to -25.41%
MFS Emerging Growth Series ..............      217   $0.54567 to $0.74275       $131    0.00%    0.20% to 0.90%  -34.07% to -33.61%
American Century Value
  June 29, 2001 .........................       44   $1.34339 to $1.34339        $60    0.00%    0.90% to 0.90%    3.68% to   3.68%
Franklin Small Cap Fund .................      203   $0.70289 to $0.71530       $144    0.45%    0.20% to 0.90%  -16.00% to -16.00%
Prudential SP Alliance Large
  Cap Growth Prudential
  February 12, 2001 .....................        7   $0.93088 to $0.96725         $7    0.00%    0.25% to 0.90%   -8.20% to  -8.20%
Prudential SP Davis Value
  February 12, 2001 .....................       33   $0.93883 to $0.96984        $32    0.48%    0.25% to 0.90%   -6.12% to  -6.12%
Prudential SP Small/Mid Cap Value
  February 12, 2001 .....................       15   $0.97015 to $1.04214        $15    1.19%    0.25% to 0.90%    3.84% to   3.84%
Prudential SP INVESCO Small
  Company Growth
  February 12, 2001 .....................        1   $0.97681 to $0.97681         $1    0.00%    0.25% to 0.25%   -1.90% to  -1.90%
Prudential SP PIMCO Total Return
  August 6, 2001 ........................       30   $1.02645 to $1.12277        $31    4.10%    0.20% to 0.90%    8.40% to   8.40%
Prudential SP PIMCO High Yield
  August 6, 2001 ........................       10   $1.01365 to $1.01611        $10   10.70%    0.25% to 0.90%    1.27% to   1.51%
Prudential SP Large Cap Value
  August 6, 2001 ........................        1   $0.95177 to $0.95177         $1    0.06%    0.25% to 0.25%   -4.05% to  -4.05%
Prudential SP AIM Growth & Income
  August 6, 2001 ........................        1   $0.91988 to $0.91988         $1    0.00%    0.25% to 0.25%   -6.82% to  -6.82%
Prudential SP MFS Capital Opportunities
  February 12, 2001 .....................        1   $0.81172 to $0.81172         $0    0.77%    0.25% to 0.25%  -19.57% to -19.57%
Prudential SP Strategic Partners Focused
  Growth August 6, 2001 .................        2   $0.92854 to $0.92854         $2    0.00%    0.25% to 0.25%   -6.11% to  -6.11%
Prudential SP MFS Mid Cap Growth
  February 12, 2001 .....................        6   $0.87586 to $0.94666         $6    0.00%    0.25% to 0.90%  -12.01% to -12.01%
SP Prudential U.S. Emerging Growth
  February 12, 2001 .....................       14   $0.89289 to $0.92649        $13    0.00%    0.25% to 0.90%  -11.06% to -11.06%
Prudential SP AIM Aggressive Growth
  February 12, 2001 .....................        0   $0.87641 to $0.87641         $0    0.00%    0.25% to 0.25%  -11.64% to -11.64%
Prudential SP Alliance Technology
  February 12, 2001 .....................        2   $0.86466 to $0.86466         $1    0.00%    0.25% to 0.25%  -14.83% to -14.83%

                                      A30


                                                        At December 31, 2001               For the year ended December 31, 2001
                                             --------------------------------------- -----------------------------------------------
                                                                                     Investment* Expense Ratio**
                                             Units    Unit Fair Value      Net Assets  Income      Lowest to      Total Return***
                                             (000s)   Lowest to Highest      (000s)     Ratio       Highest       Lowest to Highest
                                             -----   --------------------  ----------  ------    --------------- ------------------
Prudential SP Conservative
  Asset Allocation
  August 6, 2001 ........................        0   $1.00256 to $1.00256         $0    8.40%    0.25% to 0.25%    0.66% to   0.66%
Prudential SP Balanced
  Asset Allocation
  August 6, 2001 ........................        0   $0.98498 to $0.98498         $0    0.00%    0.25% to 0.25%   -0.93% to  -0.97%
Prudential SP Growth
  Asset Allocation
  August 6, 2001 ........................        1   $0.96529 to $0.96529         $1    0.00%    0.25% to 0.25%   -2.79% to  -2.79%
Prudential SP Jennison
  International Growth
  August 6, 2001 ........................       12   $0.89755 to $0.89989        $11    0.00%    0.25% to 0.90%   -9.34% to  -9.11%
Prudential SP Deutsche
  International Equity
  February 12, 2001 .....................        6   $0.83687 to $0.91304         $5    0.00%    0.25% to 0.90%  -16.41% to -16.41%

-----------------

  * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

 ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the year ended December 31, 2001 or from the effective date of the subaccount through the end of the reporting period. Investment options with a notation indicate the effective date of that investment option in the Account. Product designs within a subaccount with an effective date during 2001 were excluded from the range of total returns.

                                       A31

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of the
Survivorship Variable Universal Life Subaccounts of
Pruco Life of New Jersey Variable Appreciable Account and the Board of Directors of the Pruco Life Insurance Company of New Jersey


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Survivorship Variable Universal Life Subaccounts (as defined in Note 1) of Pruco Life of New Jersey Variable Appreciable Account at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Pruco Life Insurance Company of New Jersey; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts of the disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2001 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.






PricewaterhouseCoopers LLP
New York, New York
April 15, 2001





                                       A32

Pruco Life Insurance Company of New Jersey

Statements of Financial Position
December 31, 2001 and 2000 (In Thousands)
--------------------------------------------------------------------------------

                                                                                       2001                 2000
                                                                                   -----------          -----------
ASSETS
Fixed Maturities
   Available for Sale, at fair value (amortized cost, 2001: $478,996; and
   2000: $614,858)                                                                 $   490,734          $   612,851
Held to Maturity, at amortized cost (fair value, 2000: $7,259)                              --                7,470
Policy Loans                                                                           158,754              152,111
Short-Term Investments                                                                  32,983               28,759
Other Long-Term Investments                                                              2,614                3,577
                                                                                   -----------          -----------
        Total Investments                                                              685,085              804,768
Cash and Cash Equivalents                                                               58,212               65,237
Deferred Policy Acquisition Costs                                                      118,975              116,653
Accrued Investment Income                                                               10,399               13,781
Receivables from Affiliate                                                              17,270               22,265
Other Assets                                                                             3,919                  292
Separate Account Assets                                                              1,631,113            1,805,584
                                                                                   -----------          -----------
TOTAL ASSETS                                                                       $ 2,524,973          $ 2,828,580
                                                                                   ===========          ===========

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' Account Balances                                                    $   457,172          $   434,442
Future Policy Benefits and Other Policyholder Liabilities                              119,400              108,218
Cash Collateral for Loaned Securities                                                   36,092               48,309
Securities Sold under agreements to repurchase                                          18,514                9,754
Income Taxes Payable                                                                    36,012               29,913
Other Liabilities                                                                       19,298                8,793
Separate Account Liabilities                                                         1,631,113            1,805,584
                                                                                   -----------          -----------
Total Liabilities                                                                    2,317,601            2,445,013
                                                                                   -----------          -----------
Contingencies - (See Footnote 11)
Stockholder's Equity
Common Stock, $5 par value;
      400,000 shares authorized;
      Issued and outstanding at
      December 31, 2001 and 2000                                                         2,000                2,000
Paid-In-Capital                                                                        128,689              128,689
Retained Earnings                                                                       72,959              253,641
Accumulated Other Comprehensive Income (Loss)                                            3,724                 (763)
                                                                                   -----------          -----------
Total Stockholder's Equity                                                             207,372              383,567
                                                                                   -----------          -----------
TOTAL LIABILITIES AND
    STOCKHOLDER'S EQUITY                                                           $ 2,524,973          $ 2,828,580
                                                                                   ===========          ===========


                     See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Operations and Comprehensive Income
Years Ended December 31, 2001, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                 2001              2000              1999
                                                              ---------         ---------         ---------
REVENUES

Premiums                                                      $  16,284         $   5,717         $   6,742
Policy charges and fee income                                    49,808            55,231            52,714
Net investment income                                            55,981            54,524            47,600
Realized investment losses, net                                  (9,630)           (1,045)           (5,013)
Asset management fees                                               613             8,467             7,407
Other income                                                        646               331               386
                                                              ---------         ---------         ---------

Total Revenues                                                  113,702           123,225           109,836
                                                              ---------         ---------         ---------

BENEFITS AND EXPENSES

Policyholders' benefits                                          33,148            28,201            26,237
Interest credited to policyholders' account balances             20,503            19,326            18,846
General, administrative and other expenses                       37,954            39,415            45,065
                                                              ---------         ---------         ---------

Total Benefits and Expenses                                      91,605            86,942            90,148
                                                              ---------         ---------         ---------

Income from operations before income taxes                       22,097            36,283            19,688
                                                              ---------         ---------         ---------

Income tax provision                                              6,504            12,699             6,891
                                                              ---------         ---------         ---------

NET INCOME                                                       15,593            23,584            12,797

 Other comprehensive income (loss), net of tax:

       Unrealized gains (losses) on securities, net        of
       reclassification adjustment                                4,487             5,325            (7,681)
                                                              ---------         ---------         ---------

TOTAL COMPREHENSIVE INCOME                                    $  20,080         $  28,909         $   5,116
                                                              =========         =========         =========

                     See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Changes in Stockholder's Equity
Years Ended December 31, 2001, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                                   Accumulated
                                                                                       Other          Total
                                           Common      Paid - In -     Retained    Comprehensive   Stockholder's
                                            Stock        Capital       Earnings    Income (Loss)      Equity
                                          -------------------------------------------------------------------
Balance, December 31, 1998                $   2,000     $ 125,000     $ 217,260      $   1,593      $ 345,853


   Net income                                    --            --        12,797             --         12,797
   Change in net unrealized
   investment (losses) gains,
   net of reclassification and taxes             --            --            --         (7,681)        (7,681)

                                          ---------     ---------     ---------      ---------      ---------
Balance, December 31, 1999                    2,000       125,000       230,057         (6,088)       350,969



   Contribution                                --           3,689          --             --            3,689
   Net income                                  --            --          23,584           --           23,584
   Change in net unrealized
   investment (losses) gains,
   net of reclassification  and taxes          --            --            --            5,325          5,325

                                          ---------     ---------     ---------      ---------      ---------
Balance, December 31, 2000                    2,000       128,689       253,641           (763)       383,567

   Policy credits issued to
    eligible eligible policyholders            --            --         (10,275)          --          (10,275)
   Dividend to Parent                          --            --        (186,000)          --         (186,000)
   Net income                                  --            --          15,593           --           15,593
   Change in net unrealized
   investment (losses) gains,
   net of reclassification and taxes           --            --            --            4,487          4,487

                                          ---------     ---------     ---------      ---------      ---------
Balance, December 31, 2001                $   2,000     $ 128,689     $  72,959      $   3,724      $ 207,372
                                          =========     =========     =========      =========      =========


                        See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Cash Flows
Years Ended December 31, 2001, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                         2001             2000           1999
                                                                       ---------       ---------       ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net Income                                                          $  15,593       $  23,584       $  12,797
   Adjustments to reconcile net income to net cash from (used in)
      operating activities:
      Policy charges and fee income                                       (9,906)         (9,881)        (11,399)
      Interest credited to policyholders' account balances                20,503          19,326          18,846
      Realized investment losses, net                                      9,630           1,045           5,013
      Amortization and other non-cash items                              (10,883)         (9,254)         18,092
      Change in:
        Future policy benefits and other policyholders'
          liabilities                                                     11,182           3,468          14,918
        Accrued investment income                                          3,382          (1,289)           (283)
        Policy loans                                                      (6,643)         (8,296)         (4,372)
        Receivable from affiliates                                         4,995          (2,345)        (19,723)
        Deferred policy acquisition costs                                 (2,322)         12,531         (15,261)
        Income taxes payable                                               6,099           2,084           2,504
        Other, net                                                        (2,244)          1,869           2,523
                                                                       ---------       ---------       ---------
Cash Flows From Operating Activities                                      39,386          32,842          23,655
                                                                       ---------       ---------       ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from the sale/maturity of:
      Fixed maturities:
        Available for sale                                               552,931         396,117         702,380
   Payments for the purchase of:
      Fixed maturities:
        Available for sale                                              (577,097)       (411,579)       (695,198)
        Held to maturity                                                      --              --          (7,470)
   Other long term investments, net                                          963          (1,058)             99
   Cash collateral for loaned securities, net                            (12,217)         30,409         (16,524)
   Securities sold under agreements to repurchase, net                     8,760           9,754         (27,210)
   Short term investments, net                                            (4,224)        (28,756)         11,040
                                                                       ---------       ---------       ---------
Cash Flows (Used in) Investing Activities                                (30,884)         (5,113)        (32,883)
                                                                       ---------       ---------       ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' account balances:
      Deposits                                                            87,261         170,978         258,417
      Withdrawals                                                        (76,288)       (161,060)       (264,373)
   Cash dividend paid to Parent                                          (26,500)             --              --
                                                                       ---------       ---------       ---------
Cash Flows (Used in) From Financing Activities                           (15,527)          9,918          (5,956)
                                                                       ---------       ---------       ---------
Net (decrease) increase in Cash and cash equivalents                      (7,025)         37,647         (15,184)
Cash and cash equivalents, beginning of year                              65,237          27,590          42,774
                                                                       ---------       ---------       ---------
CASH and CASH EQUIVALENTS, END OF YEAR                                 $  58,212       $  65,237       $  27,590
                                                                       =========       =========       =========

SUPPLEMENTAL CASH FLOW INFORMATION
    Income taxes paid                                                  $   2,930       $  13,421       $     480
                                                                       ---------       ---------       ---------
NON-CASH TRANSACTIONS DURING THE YEAR
   Dividend paid with fixed maturities                                 $ 159,500       $      --       $      --
                                                                       ---------       ---------       ---------
   Policy credits issued to eligible policyholders                     $  10,275       $      --       $      --
                                                                       ---------       ---------       ---------
   Contribution from parent                                            $      --       $   3,689       $      --
                                                                       ---------       ---------       ---------

                     See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

Pruco Life Insurance Company of New Jersey ("the Company") is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. The Company is licensed to sell interest-sensitive individual life insurance, variable life insurance, term insurance, variable annuities, and fixed annuities ("the Contracts") only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company organized in 1971 under the laws of the state of Arizona. Pruco Life, in turn, is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 ("the date of demutualization") Prudential converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. (the "Holding Company"). The demutualization was completed in accordance with Prudential's Plan of Reorganization, which was approved by the Commissioner of the New Jersey Department of Banking and Insurance in October 2001.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products and individual annuities.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company has extensive transactions and relationships with Prudential and other affiliates, as more fully described in Footnote 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments
Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Accumulated other comprehensive income (loss)", net of income taxes.

Policy loans are carried at unpaid principal balances.

Short-term investments, consisting of highly liquid debt instruments other than those held in "Cash and cash equivalents" with a maturity of twelve months or less when purchased, are carried at amortized cost, which approximates fair value.

Realized investment (losses) gains, net are computed using the specific identification method. Costs of fixed maturity securities are adjusted for impairments considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." Factors considered in evaluating whether a decline in value is other than temporary are: 1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the market value has been less than cost; and 4) the financial condition and near-term prospects of the issuer.

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred Policy Acquisition Costs
The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent that they are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recognition testing at the time of policy issue and recoverability and premium deficiency testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive
(loss) income."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

Prudential and the Company have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by Prudential or the Company for another form of policy or contract. These transactions are known as internal replacements. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense.

Securities loaned
Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary.

Non-cash collateral received is not reflected in the statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Statements of Operations and comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Contingencies
Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition
Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances." Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset Management Fees
Through December 31, 2000, the Company received asset management fee income from policyholder account balances invested in The Prudential Series Funds ("PSF"), which are a portfolio of mutual fund investments related to the Company's Separate Account products (refer to Note 13). In addition, the Company receives fees from policyholder account balances invested in funds managed by companies other than Prudential. Asset management fees are recognized as income as earned.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. See Note 10 for a discussion of the Company's use of derivative financial instruments and the related accounting and reporting treatment for such instruments.

Income Taxes
The Company is a member of the consolidated federal income tax return of Prudential and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements
In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125." The Company has adopted the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The adoption did not have an effect on the results of operations of the Company.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In June 2001, the FASB issued SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 requires that the Company account for all business combinations in the scope of the statement using the purchase method. SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All intangible assets shall be tested for impairment in accordance with the statement. SFAS No. 142 is effective for fiscal years beginning after December 15, 2001; however, goodwill and intangible assets acquired after June 30, 2001 are subject immediately to the nonamortization and amortization provisions of this statement. As of December 31, 2001, The Company does not have any goodwill or intangible assets.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 eliminated the requirement that discontinued operations be measured at net realizable value or that entities include losses that have not yet occurred. SFAS No. 144 eliminated the exception to consolidation for a subsidiary for which control is likely to be temporary. SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. An impairment for assets that are not considered to be disposed of is recognized only if the carrying amounts of long-lived assets are not recoverable and exceed their fair values. Additionally, SFAS No. 144 expands the scope of discontinued operations to include all components of an entity with operations and cash flows that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, its provisions are to be applied prospectively.

Reclassifications
Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS

Fixed Maturities
The following tables provide additional information relating to fixed maturities as of December 31:

                                                                      2001
                                               --------------------------------------------------
                                                              Gross         Gross       Estimated
                                               Amortized    Unrealized    Unrealized       Fair
                                                 Cost         Gains         Losses         Value
                                               --------      --------      --------      --------
                                                                   (In Thousands)
Fixed Maturities Available for Sale
U.S. Treasury Securities and Obligations of
U.S. Government Corporations and Agencies      $ 19,136      $    241      $     99      $ 19,278

Foreign Government Bonds                          4,029           259            --         4,288

Corporate Securities                            455,150        15,772         4,431       466,491

Mortgage-backed Securities                          681            --             4           677
                                               --------      --------      --------      --------

Total Fixed Maturities Available for Sale      $478,996      $ 16,272      $  4,534      $490,734
                                               ========      ========      ========      ========


                                                                       2000
                                               --------------------------------------------------
                                                               Gross        Gross       Estimated
                                               Amortized    Unrealized    Unrealized       Fair
                                                 Cost          Gains        Losses         Value
                                               --------      --------      --------      --------
                                                                 (In Thousands)
Fixed Maturities Available for Sale
U.S. Treasury Securities and Obligations of
U.S. Government Corporations and Agencies      $ 25,050      $    708      $      2      $ 25,756

Foreign Government Bonds                         11,181           463            --        11,644

Corporate Securities                            578,627         7,314        10,490       575,451

Mortgage-backed Securities                           --            --            --            --
                                               --------      --------      --------      --------

Total Fixed Maturities Available for Sale      $614,858      $  8,485      $ 10,492      $612,851
                                               ========      ========      ========      ========
Fixed Maturities Held to Maturity
 Corporate Securities                          $  7,470      $     --      $    211      $  7,259
                                               --------      --------      --------      --------

Total Fixed Maturities Held to Maturity        $  7,470      $     --      $    211      $  7,259
                                               ========      ========      ========      ========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2001, is shown below:

                                                 Available for Sale
                                         -----------------------------------
                                            Amortized      Estimated Fair
                                              Cost              Value
                                         -----------------------------------
                                                   (In Thousands)


Due in one year or less                     $   51,735        $    53,286

Due after one year through five years          225,748            231,715

Due after five years through ten years         163,721            166,996

Due after ten years                             37,792             38,737
                                         ---------------- ------------------

Total                                       $  478,996        $   490,734
                                         ================ ==================

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2001, 2000, and 1999 were $552.4 million, $354.4 million, and $698.8 million, respectively. Gross gains of $10.1 million, $2.2 million, and $3.5 million, and gross losses of $10.1 million, $5.2 million, and $8.0 million, were realized on those sales during 2001, 2000, and 1999, respectively. Proceeds from maturities of fixed maturities available for sale during 2001, 2000, and 1999 were $0.5 million, $41.7 million, and $3.6 million, respectively.

Due to the adoption of FAS 133, "Accounting for Derivative Instruments and Hedging Activities", on January 1, 2001, the entire portfolio of fixed maturities classified as held to maturity were transferred to the available for sale category. The aggregate amortized cost of the securities was $7.5 million. Unrealized losses of $0.2 million, net of tax, were recorded in "Accumulated Other Comprehensive Income (Loss)" at the time of transfer. During the years ended December 31, 2001, 2000, and 1999, there were no securities classified as held to maturity that were sold.

Writedowns for impairments that were deemed to be other than temporary for fixed maturities were $7.8 million and $1.3 million for the years 2001 and 2000, respectively. There were no writedowns for impairments recorded during 1999.

Special Deposits
Fixed maturities of $0.5 million at December 31, 2001 and 2000 respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.


Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                 2001           2000            1999
                                               --------       --------       --------
                                                           (In Thousands)
Fixed Maturities                               $ 46,813       $ 43,972       $ 39,538
Policy Loans                                      8,647          8,053          7,641
Short-Term Investments & Cash Equivalents         4,496          5,126          2,516
Other                                              (418)         1,300             60
                                               --------       --------       --------
Gross Investment Income                          59,538         58,451         49,755
Less Investment Expenses                         (3,557)        (3,927)        (2,155)
                                               --------       --------       --------
Net Investment Income                          $ 55,981       $ 54,524       $ 47,600
                                               ========       ========       ========

Pruco Life Insurance Company of New Jersey

--------------------------------------------------------------------------------
Notes to Financial Statements

3.  INVESTMENTS (continued)

Realized investment losses, net, including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:
                                       2001          2000         1999
                                     -------       -------       -------
                                                 (In Thousands)

Fixed Maturities                     $(7,807)      $(4,324)      $(4,616)
Derivatives                           (1,823)        2,924          (412)
Other                                   --             355            15
                                     -------       -------       -------
Realized Investment Losses, Net      $(9,630)      $(1,045)      $(5,013)
                                     =======       =======       =======

Securities Pledged to Creditors

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2001 and 2000, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Statements of Financial Position are $54.8 million and $57.3 million.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

Net Unrealized Investment (Losses) Gains

Net unrealized investment (losses) gains on fixed maturities available for sale are included in the Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "net income" for a period that also had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                                             Accumulated Other
                                                                                                               Comprehensive
                                                                                                               Income (Loss)
                                                                    Deferred                      Deferred     Related to Net
                                                    Unrealized       Policy     Policyholders'   Income Tax      Unrealized
                                                   Gains (Losses)  Acquisition     Account       (Liability)     Investment
                                                   on Investments     Costs        Balances        Benefit     Gains (Losses)
                                                   -------------- ------------- -------------    ----------- ----------------
                                                                                     (In Thousands)
Balance, December 31, 1998                            $  5,233       $ (3,545)      $    987       $ (1,082)      $  1,593

  Net investment gains (losses) on investments
  arising during the period                            (28,794)            --             --         10,366        (18,428)

  Reclassification adjustment for gains (losses)
  included in net income                                 4,610             --             --         (1,660)         2,950

  Impact of net unrealized investment gains
  (losses) on deferred policy acquisition costs             --         14,681             --         (5,285)         9,396

  Impact of net unrealized investment gains
  (losses) on policyholders' account balances               --             --         (2,499)           900         (1,599)
                                                      --------       --------       --------       --------       --------

Balance, December 31, 1999                             (18,951)        11,136         (1,512)         3,239         (6,088)

  Net investment gains (losses) on investments
  arising during the period                             12,620             --             --         (4,454)         8,166

  Reclassification adjustment for gains (losses)
  included in net income                                 4,324             --             --         (1,526)         2,798

  Impact of net unrealized investment
  gains (losses) on deferred policy acquisition             --        (10,161)            --          3,658         (6,503)

  Impact of net unrealized investment gains
  (losses) on policyholders' account balances               --             --          1,350           (486)           864

                                                      --------       --------       --------       --------       --------
Balance, December 31, 2000                              (2,007)           975           (162)           431           (763)

  Net investment gains (losses) on investments
  arising  during the period                             5,938             --             --         (2,138)         3,800

  Reclassification adjustment for gains (losses)
  included in net income                                 7,807             --             --         (2,810)         4,997

  Impact of net unrealized investment gains
  (losses) on deferred policy acquisition costs             --         (8,109)            --          2,919         (5,190)


  Impact of net unrealized investment gains
  (losses) on policyholders' account balances               --             --          1,376           (496)           880
                                                      --------       --------       --------       --------       --------
Balance, December 31, 2001                            $ 11,738       $ (7,134)      $  1,214       $ (2,094)      $  3,724
                                                      ========       ========       ========       ========       ========

Pruco Life Insurance Company of New Jersey

--------------------------------------------------------------------------------
Notes to Financial Statements

4.       DEFERRED POLICY ACQUISITION COSTS

The balance of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

                                                              2001               2000             1999
                                                           ---------           ---------       ---------
                                                                           (In Thousands)
Balance, Beginning of Year                                 $ 116,653           $ 129,184       $ 113,923
Capitalization of Commissions, Sales and Issue
Expenses                                                      25,953              10,638          13,439
Amortization                                                 (15,522)            (13,008)        (12,859)
Change in Unrealized Investment (Gains) Losses                (8,109)            (10,161)         14,681
                                                           ---------           ---------       ---------
Balance, End of Year                                       $ 118,975           $ 116,653       $ 129,184
                                                           =========           =========       =========

5.  POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31 are as follows:

                                                  2001              2000
                                             --------------     --------------
                                                      (In Thousands)

         Life Insurance                      $   114,698         $  103,557
         Annuities                                 4,702              4,661
                                             --------------      -------------
                                             $   119,400         $  108,218
                                             ==============      =============

Life insurance liabilities include reserves for death benefits. Annuity liabilities include reserves for annuities that are in payout status.

The following table highlights the key assumptions generally utilized in calculating these reserves:

      Product                       Mortality                       Interest Rate            Estimation Method
-----------------------  ------------------------------------  ----------------------- ------------------------------
Life Insurance           Generally rates                            2.5% to 11.25%     Net level premium based
Variable and             guaranteed in calculating                                     on non-forfeiture interest
Interest-Sensitive       cash surrender values                                         rate

Life Insurance  -        Best estimate plus a provision for          6.5% to 6.75%     Net level premium plus a
Term Insurance           adverse deviation                                             provision for adverse
                                                                                       deviation

Individual               Mortality table varies based on            6.25% to 8.75%     Present value of expected
Annuities                the issue year of the contract.                               future payment based on
                         Current table (for 1998 and later                             historical experience
                         issues) is the Annuity 2000
                         Mortality Table


 Policyholders' account balances at December 31, are as follows:

                                                    2001               2000
                                                -------------      -------------
                                                          (In Thousands)

         Interest-Sensitive Life Contracts      $  345,344         $  332,761
         Individual Annuities                      111,828            101,681
                                                -------------      -------------
                                                $  457,172         $  434,442
                                                =============      =============

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

5.  POLICYHOLDERS' LIABILITIES (continued)

Policyholders' account balances for interest-sensitive life and individual annuities are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses, and mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:

           Product                           Interest Rate                Withdrawal / Surrender Charges
---------------------------------    ----------------------------      ----------------------------------
Interest Sensitive Life Contracts            3.0% to 6.75%              Various up to 10 years


Individual Annuities                         3.0% to 6.0%               0% to 7% for up to 9 years

6.  REINSURANCE

The Company participates in reinsurance with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

                                               2001         2000        1999
                                             --------     --------    --------
                                                         (In Thousands)

Reinsurance Premiums ceded - affiliated      $  (257)      $   (19)      $ (17)
Reinsurance Premiums ceded - unaffiliated    $(2,540)      $  (445)      $  --

Policyholders' Benefits ceded                $   762       $   110       $  --

Reinsurance recoverables, included in "Other assets" in the Company's Statements of Financial Position, at December 31 were as follows:

                                                 2001          2000
                                             -----------   -----------
                                                   (In Thousands)

     Life Insurance - affiliated                 $ 2,416         $ 369
                                             ===========   ===========

    The gross and net amounts of life insurance in force at December 31, were as follows:

                                               2001               2000               1999
                                               ----               ----               ----
                                                              (In Thousands)
Life Insurance Face Amount In Force        $ 11,071,045       $  7,874,501       $  7,523,324

Ceded To Other Companies                     (3,697,344)          (673,474)            (1,763)
                                           ------------       ------------       ------------
Net Amount of Life Insurance In Force      $  7,373,701       $  7,201,027       $  7,521,561
                                           ============       ============       ============

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

7.  INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:

                                       2001           2000           1999
                                     --------       --------       --------
                                                   (In Thousands)
Current Tax Expense (Benefit):
   U.S                               $ (3,756)      $ 15,365       $  6,769
   State and Local                        153             --            178
                                     --------       --------       --------
 Total                                 (3,603)        15,365          6,947
                                     --------       --------       --------


Deferred Tax Expense (Benefit):
   U.S                                 10,019         (3,211)           (54)
   State and Local                         88            545             (2)
                                     --------       --------       --------
   Total                               10,107         (2,666)           (56)
                                     --------       --------       --------

 Total Income Tax Expense            $  6,504       $ 12,699       $  6,891
                                     ========       ========       ========

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                           2001           2000           1999
                                         --------       --------       --------
                                                       (In Thousands)

Expected Federal Income Tax Expense      $  7,734       $ 12,699       $  6,891
State and Local Income Taxes                  157            354            114
Non taxable investment income              (1,558)          (843)          (878)
Other                                         171            489            764
                                         --------       --------       --------
Total Income Tax Expense                 $  6,504       $ 12,699       $  6,891
                                         ========       ========       ========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                      2001          2000
                                                    --------      --------
                                                          (In Thousands)
Deferred Tax Assets
   Insurance Reserves                               $  7,331      $ 15,961
   Investments                                         1,061          (914)
                                                    --------      --------
   Deferred Tax Assets                                 8,392        15,047
                                                    --------      --------

Deferred Tax Liabilities
   Deferred Acquisition Costs                         35,233        34,249
   Net Unrealized (Gains) Losses on Securities         4,226          (723)
   Other                                               1,835         1,791
                                                    --------      --------
   Deferred Tax Liabilities                           41,294        35,317
                                                    --------      --------

Net Deferred Tax Liability                          $ 32,902      $ 20,270
                                                    ========      ========


Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2001 and 2000, respectively, the Company had no federal operating loss carryforwards and $4 million of state operating loss carryforwards for tax purposes, which will expire in 2021.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

7.  INCOME TAXES (continued)

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has examined the years 1993 through 1995. The Service has completed its examination of 1996 and has begun its examination of 1997 through 2000. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments.

8.  STATUTORY NET INCOME AND SURPLUS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $(12.1) million, $21.3 million, and $20.2 million for the years ended December 31, 2001, 2000, and 1999, respectively. Statutory surplus of the Company amounted to $111.5 million and $294.3 million at December 31, 2001 and 2000, respectively.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in certain areas. The Company has adopted the Codification guidance effective January 1, 2001. As a result of these changes, the Company reported an increase to statutory surplus of $7 million, primarily relating to the recognition of deferred tax assets.


9.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimates of fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities
Estimated fair values for fixed maturities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Policy loans
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts
For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Derivative financial instruments
See note 10 for disclosure of fair value on these instruments.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)


The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                          2001                             2000
                                              --------------------------      ---------------------------
                                                Carrying       Estimated        Carrying        Estimated
                                                 Value        Fair Value          Value        Fair Value
                                              ----------      ----------      ----------       ----------
                                                                     (In Thousands)
Financial Assets:
   Fixed Maturities:
       Available for Sale                     $  490,734      $  490,734      $  612,851      $  612,851
       Held to Maturity                             --              --             7,470           7,259
   Policy loans                                  158,754         169,701         152,111         156,786
   Short-Term Investments                         32,983          32,983          28,759          28,759
   Cash and Cash Equivalents                      58,212          58,212          65,237          65,237
   Separate Accounts Assets                    1,631,113       1,631,113       1,805,584       1,805,584

Financial Liabilities:
   Investment Contracts                       $  117,694      $  117,694      $  102,255      $  102,255
   Cash Collateral for Loaned Securities          36,092          36,092          48,309          48,309
   Securities Sold Under Agreements
       to Repurchase                              18,514          18,514           9,754           9,754
   Separate Accounts Liabilities               1,631,113       1,631,113       1,805,584       1,805,584

10. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Adoption of Statement of Financial Accounting Standards No. 133

The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" as amended, on January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the Company.

Derivative Financial Instruments

A derivative is a financial instrument whose value is derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. All of the Company's derivatives are classified as other than trading. As of December 31, 2001, none of the Company's derivatives qualifies for hedge accounting treatment, therefore they are shown at fair value, with changes in fair value reported in current earnings.

Futures
The Company uses exchange-traded Treasury futures and options to reduce market risk from changes in interest rates, and to manage the duration of assets and the duration of liabilities supported by those assets. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes.

Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

10. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The notional and fair value of futures contracts was $37.0 million and $.03 million at December 31, 2001, respectively. The notional and fair value of futures contracts was $3.6 million and $.1 million at December 31, 2000, respectively.

Credit Risk
The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. As of December 31, 2000, 100% of the notional consisted of interest rate derivatives.


11. CONTINGENCIES AND LITIGATION

Prudential and the Company are subject to legal and regulatory actions in the ordinary course of their businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and Prudential and that are typical of the businesses in which the Company and Prudential operate. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against the Company and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, Prudential and the Company remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

As of December 31, 2001, Prudential and/or the Company remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and the Company believe that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

12. DIVIDENDS

The Company is subject to New Jersey law which requires any shareholder dividend or distribution must be filed with the New Jersey Commissioner of Insurance. Cash dividends may only be paid out of earned surplus derived from realized net profits. The Company received approval from the New Jersey Commissioner of Insurance to pay an extraordinary dividend to its Parent in 2001 of $186 million.


13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
All of the Company's expenses are allocations or charges from Prudential or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, retail distribution expenses and asset management fees.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential to process transactions on behalf of the Company. Prudential and the Company operate under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential.

The Company is allocated estimated distribution expenses from Prudential's retail agency network for both its domestic life and annuity products. The Company has capitalized certain of these distribution expenses as deferred policy acquisition costs. Beginning April 1, 2000, Prudential and the Company agreed to revise the estimate of allocated distribution expenses to reflect a market based pricing arrangement.

In accordance with a profit sharing agreement with Prudential that was in effect through December 31, 2000, the Company received fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues were recorded as "Asset management fees" in the Statements of Operations and Comprehensive Income. The Company was charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These expenses are a component of general, administrative and other expenses.

On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential, and has appointed another subsidiary of Prudential as the fund manager for PSF. The change was approved by the shareholders of the PSFI during early 2001 and effective January 1, 2001, the Company will no longer receives fees associated with the PSF. In addition, the Company will no longer incur the asset management expense from PGAM and Jennison associated with the PSF.

Corporate Owned Life Insurance
The Company has sold a Corporate Owned Life Insurance ("COLI") policy to Prudential. The cash surrender value included in Separate Accounts was $165.7 million and $182.4 million at December 31, 2001 and December 31, 2000, respectively.

Reinsurance
The Company currently has a reinsurance agreement in place with Prudential ("the reinsurer"). The reinsurance agreement is a yearly renewable term agreement in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 2001, 2000, and 1999.

Debt Agreements
In July 1998, the Company established a revolving line of credit facility with Prudential Funding LLC, a wholly-owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 2001.

                        Report of Independent Accountants



   To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey

   In our opinion, the financial statements listed in the accompanying index present fairly, in all material aspects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America) at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


   PricewaterhouseCoopers LLP
   New York, New York
   February 21, 2002

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") represents that the fees and charges deducted under the Survivorship Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state or organization of Pruco Life of New Jersey, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Pruco Life of New Jersey's By-law, Article V, which relates to indemnification of officers and directors, is filed as Exhibit 1.A.(6)(c) to Form S-6, Registration No. 333-85117, filed on August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 101 pages.


The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

1.   PricewaterhouseCoopers, LLP

2.   Clifford E. Kirsch, Esq.


3.   Pamela A. Schiz, FSA, MAAA


The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     A.   (1)  (a)  Resolution of  Board of  Directors  of  Pruco Life Insurance
                    Company of New Jersey establishing the Pruco Life of New Jersey Variable Appreciable Account. (Note 4)

               (b)  Amendment of Separate Account Resolution. (Note 7)

          (2)  Not Applicable.

          (3)  Distributing Contracts:

               (a) Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company of New Jersey. (Note 4)

               (b)  Proposed  form  of  Agreement   between   Pruco   Securities
                    Corporation and independent brokers with respect to the Sale of the Contracts. (Note 6)


               (c)  Schedules of Sales Commissions. (Note 1)


               (d)  Participation Agreements and Amendments:

                    (i)  (a)  AIM Variable Insurance Funds, Inc., AIM V.I. Value
                              Fund. (Note 6)

                         (b) Amendment to the AIM Variable Insurance Funds, Inc. Participation Agreement. (Note 8)

                    (ii) (a) American Century Variable Portfolios, Inc., VP Value Portfolio. (Note 6)

                    (iii)(a)  Janus Aspen Series, Growth Portfolio. (Note 6)

                         (b) Amendment to the Janus Aspen Series Participation Agreement. (Note 8)

                    (iv) (a) MFS Variable Insurance Trust, Emerging Growth Series. (Note 6)

                         (b)  Amendment to the MFS  Variable   Insurance   Trust
                              Participation Agreement. (Note 8)

                    (v)  (a)  T.  Rowe   Price   International   Series,   Inc.,
                              International Stock Portfolio. (Note 6)

                         (b) Amendment to the T. Rowe Price International Series, Inc. Participation Agreement. (Note 8)

                    (vi) (a)  Franklin Templeton   Variable  Insurance  Products
                              Trust, Franklin Small Cap Fund - Class 2. (Note 7)

                         (b)  Amendment  to  the  Franklin   Templeton  Variable
                              Insurance Products Trust Participation Agreement. (Note 8)

          (4)  Not Applicable.

          (5)  Survivorship Variable Universal Life Insurance Contract. (Note 7)

          (6) (a) Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended March 11, 1983. (Note 4)

               (b) Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, February 12, 1998. (Note 5)

               (c) By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 6)

          (7)  Not Applicable.

          (8)  Not Applicable.

          (9)  Not Applicable.

          (10) (a)  New  Jersey  Application  Form  for  Survivorship   Variable
                    Universal Life Insurance Contract. (Note 6)

               (b) Supplement to the Application for Survivorship Variable Universal Life Insurance Contract. (Note 6)

          (11) Not Applicable.

          (12) Memorandum   describing  Pruco  Life  Insurance  Company  of  New
               Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 7)

          (13) Available Contract Riders and Endorsements.

               (a) Rider for Term Insurance Benefit on Life of Second Insured to Die. (Note 8)

               (b)  Option to Exchange for Separate Contracts. (Note 8)

     2.   See Exhibit 1.A.(5).

     3. Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 1)

     4.   None.

     5.   Not Applicable.


     6. Opinion and Consent of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)


     7.   Powers of Attorney.

          (a)  William J. Eckert ,IV, David R. Odenath, Jr. (Note 2)


          (b)  James J. Avery, Jr. (Note 10)


          (c)  Ronald P. Joelson (Note 9)

          (d) Vivian L. Banta, Richard J. Carbone, Helen M. Galt, Jean D. Hamilton (Note 3)


(Note 1)  Filed herewith.

(Note 2) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6, Registration No. 333-49334, filed on February 8, 2001 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.


(Note 3) Incorporated by reference to Post-Effective Amendment No. 5 to Form S-6, Registration No. 333-85117, filed June 28, 2001 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.


(Note 4) Incorporated by reference to Post-Effective Amendment No. 26 to Form S-6, Registration No. 2-89780, filed April 28, 1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 12 to Form S-1, Registration No. 33-20018, filed on April 19, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note 6) Incorporated by reference to Form S-6, Registration No. 333-85117, filed on August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 7) Incorporated by reference to Registrant's Form S-6, filed on January 5, 2000.

(Note 8) Incorporated by reference to Pre-Effective Amendment No. 1 to this Form S-6, Registration Statement filed April 14, 2000 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 9) Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration No. 33-20018, filed April 10, 2001 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.


(Note 10) Incorporated by  reference to  Post-Effective Amendment No. 10 to Form
          S-1, Registration No. 33-20018, filed April 9, 1998 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life of New Jersey Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 22nd day of April, 2002.


(Seal)       Pruco Life of New Jersey Variable Appreciable Account
                                  (Registrant)

                 By: Pruco Life Insurance Company of New Jersey
                                   (Depositor)

Attest:  /s/ Thomas C. Castano              By:  /s/ Andrew J. Mako
         -------------------------------         -------------------------------
         Thomas C. Castano                       Andrew J. Mako
         Assistant Secretary                     Executive Vice President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 22nd day of April, 2002.


           Signature and Title
           -------------------



/s/ *
----------------------------------------
Vivian L. Banta
President, Chairperson, and Director


/s/ *
----------------------------------------
William J. Eckert, IV
Vice President and Chief Accounting
Officer

/s/ *
----------------------------------------
James J. Avery, Jr.

Director

/s/ *                                     * By:  /s/ Thomas C. Castano
----------------------------------------         -------------------------------
Richard J. Carbone                               Thomas C. Castano
Director                                         (Attorney-in-Fact)

/s/ *
----------------------------------------
Helen M. Galt
Director

/s/ *
----------------------------------------
Jean D. Hamilton
Director

/s/ *
----------------------------------------
Ronald P. Joelson
Director

/s/ *
----------------------------------------
David R. Odenath, Jr.
Director

                       Consent of Independent Accountants



We hereby consent to the use in this Registration Statement on Form S-6 (the "Registration Statement") of our report dated April 15, 2002, relating to the financial statements of the Survivorship Variable Universal Life Subaccounts of Pruco Life of New Jersey Variable Appreciable Account, which appears in such
Registration Statement. We also consent to the use in this Registration Statement of our report dated February 21, 2002, relating to the financial statements of Pruco Life Insurance Company of New Jersey, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



PricewaterhouseCoopers LLP

New York, New York
April 22, 2002

                                  EXHIBIT INDEX



                    Consent of PricewaterhouseCoopers LLP, independent accountants

     1.A.(3)(c)     Schedule of Sales Commissions.                      Page II-

               3.   Opinion   and  Consent  of  Clifford  E.            Page II-
                    Kirsch, Esq. as to the legality of the securities being registered

               6.   Opinion  and Consent of Pamela A. Schiz,            Page II-
                    MAAA,  FSA,  as  to  actuarial   matters
                    pertaining  to  the   securities   being
                    registered